UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Schedule 14(a) of the

Securities and Exchange Act of 1934

(Amendment No.                    )

Filed by the Registrant        ☒                             Filed by a Party other than the Registrant        ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Janus Investment Fund

(Exact Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration No.:
	(3)	Filing Party:
	(4)	Date Filed:

, 2017

Dear Shareholder:

Recently, Janus Capital Group Inc. (“Janus”), the parent company of Janus Capital Management LLC (“Janus Capital”), your fund’s investment adviser, and Henderson Group plc (“Henderson”) entered into an Agreement and Plan of Merger pursuant to which Janus and Henderson have agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). Subject to certain conditions, the Transaction is currently expected to close by the second quarter of 2017. The closing may be deemed to cause an “assignment” of the current advisory agreements between Janus Capital and the Janus mutual funds, and any sub-advisory agreements entered into by Janus Capital, which would cause such agreements to terminate.

In order to provide continuity of advisory services for your fund after the closing of the Transaction, the Board of Trustees for your fund is requesting that you vote on proposals (i) to approve a new investment advisory agreement between Janus Capital and your fund to permit Janus Capital to continue to serve as investment adviser to the fund following the Transaction; and (ii) to the extent applicable to your fund, to approve a new investment sub-advisory agreement between Janus Capital and your fund’s current sub-adviser to permit such sub-adviser to continue to manage the fund following the Transaction.

In addition, for Janus Asia Equity Fund and Janus Global Real Estate Fund, the Board of Trustees is requesting that you vote on a proposal to approve a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited, a subsidiary of Henderson, to become effective upon the closing of the Transaction.

The Board of Trustees is also requesting that you vote on a proposal to elect an additional trustee to serve on the Board of Trustees, to take effect upon the closing of the Transaction.

Finally, the Board of Trustees is also requesting that you vote on a proposal to authorize Janus Capital to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Fund, but without obtaining additional shareholder approval. This proposal is presented for approval by those funds that do not already provide this flexibility to Janus Capital.

The proposals will be presented to shareholders at a joint Special Meeting of Shareholders to be held on April 6, 2017. The proposals are briefly summarized in the synopsis that precedes the enclosed joint proxy statement (the “Proxy Statement”). The Proxy Statement includes a detailed discussion of the proposals, which you should read carefully.

The Board of Trustees recommends that shareholders vote “FOR” the proposal(s) applicable to their fund.

You can vote in one of four ways:

•	By Internet through the website listed in the proxy voting instructions;
•	By telephone by calling the toll-free number listed on your proxy card(s) and following the recorded instructions;
•	By mail with the enclosed proxy card(s); or
•	In person at the Special Meeting of Shareholders on April 6, 2017.

Your vote is important, so please read the enclosed Proxy Statement carefully and submit your vote. If you have any questions about the proposal, please call the proxy solicitor, Computershare Fund Services, at 866-492-0863.

Thank you for your consideration of the proposals. We value you as a shareholder and look forward to our continued relationship.

Sincerely,

/s/ Bruce L. Koepfgen
Bruce L. Koepfgen President and Chief Executive Officer of Janus Investment Fund

JANUS INVESTMENT FUND

Janus Adaptive Global Allocation Fund

Janus Asia Equity Fund

Janus Balanced Fund

Janus Contrarian Fund

Janus Diversified Alternatives Fund

Janus Enterprise Fund

Janus Flexible Bond Fund

Janus Forty Fund

Janus Global Allocation Fund – Conservative

Janus Global Allocation Fund – Moderate

Janus Global Allocation Fund – Growth

Janus Global Bond Fund

Janus Global Life Sciences Fund

Janus Global Real Estate Fund

Janus Global Research Fund

Janus Global Select Fund

Janus Global Technology Fund

Janus Global Unconstrained Bond Fund

Janus Government Money Market Fund

Janus Growth and Income Fund

Janus High-Yield Fund

Janus International Equity Fund

Janus Money Market Fund

Janus Multi-Sector Income Fund

Janus Overseas Fund

Janus Real Return Fund

Janus Research Fund

Janus Short-Term Bond Fund

Janus Triton Fund

Janus Venture Fund

INTECH Emerging Markets Managed Volatility Fund

INTECH Global Income Managed Volatility Fund

INTECH International Managed Volatility Fund

INTECH U.S. Managed Volatility Fund

Perkins Global Value Fund

Perkins International Value Fund

Perkins Large Cap Value Fund

Perkins Mid Cap Value Fund

Perkins Select Value Fund

Perkins Small Cap Value Fund

Perkins Value Plus Income Fund

151 Detroit Street

Denver, Colorado 80206

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a joint Special Meeting of Shareholders of Janus Investment Fund (the “Trust”) and the Janus funds listed above (each, a “Fund” and collectively, the “Funds”), each a series of (the Trust, has been called to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on April 6, 2017 at 10:00 a.m. Mountain Time (together with any adjournments or postponements thereof, the “Meeting”). At the Meeting, shareholders of the Trust and each Fund will be asked to vote on the proposals set forth below, to the extent applicable to their Fund, and to transact such other business, if any, as may properly come before the Meeting.

Proposal 1.    For all Funds, to approve a new investment advisory agreement between the Trust, on behalf of your Fund, and Janus Capital Management LLC (“Janus Capital” or the “Adviser”).

Proposal 2.    For certain Funds, to approve a new sub-advisory agreement between the Adviser and the Fund’s current sub-adviser as follows:

a.	To approve a new sub-advisory agreement between the Adviser and INTECH Investment Management LLC;

b.	To approve a new sub-advisory agreement between the Adviser and Perkins Investment Management LLC; and

c.	To approve a new sub-advisory agreement between the Adviser and Janus Capital Singapore Pte. Limited.

Proposal 3.    For Janus Asia Equity Fund and Janus Global Real Estate Fund, to approve a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited.

Proposal 4.    For all Funds, to elect an additional trustee to the Board of Trustees of the Trust.

Proposal 5.    For certain Funds, to approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

Proposals 2, 3 and 5 apply to certain Funds, which are set forth in the enclosed joint proxy statement.

Shareholders of record of the Trust and each Fund, as of the close of business on December 29, 2016 (the “Record Date”), will receive notice of the Meeting and will be entitled to vote at the Meeting with respect to the proposal(s) applicable to their Fund. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting.

Shareholders are urged to take advantage of the Internet or telephonic voting procedures described on the enclosed proxy card(s), or complete, sign and date the enclosed proxy card(s) and return it in the enclosed addressed envelope, which needs no postage if mailed in the United States. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

By Order of the Board of Trustees,

/s/ Bruce L. Koepfgen
Bruce L. Koepfgen President and Chief Executive Officer of Janus Investment Fund

                , 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 6, 2017:

The enclosed Proxy Statement is available free of charge at janus.com/[fundupdate].

Each Fund’s most recent annual report and any more recent semiannual report are available free of charge at janus.com/info

(or janus.com/reports if you hold shares directly with Janus).

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual Account: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Account: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

SYNOPSIS

The following synopsis is a brief overview of the matters to be voted on at the joint Special Meeting of the Shareholders of the Janus funds listed in the enclosed joint proxy statement (“Proxy Statement”), or at any adjournment or postponement thereof (the “Meeting”). The Proxy Statement contains more detailed information about each proposal, and we encourage you to read it in its entirety before voting.

Q:	What is happening?

A:	Recently, Janus Capital Group Inc. (“Janus”), the parent company of Janus Capital Management LLC (“Janus Capital” or the “Adviser”), and Henderson Group plc (“Henderson”) entered into an Agreement and Plan of Merger pursuant to which Janus and Henderson have agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). Subject to certain conditions, the Transaction is scheduled to close by the second quarter of 2017 (“Closing”). Shareholders of the Janus funds listed in the enclosed Proxy Statement (each a “Fund” and, collectively, the “Funds”) are not being asked to vote on the Transaction. Rather, shareholders of the Funds are being asked to vote on one or more proposals that are being presented to them as a result of the Transaction.

The Closing may be deemed to cause an “assignment” of each Fund’s current investment advisory agreement with Janus Capital, which would cause such agreement to terminate. Similarly, for those Funds with a sub-advisory agreement with INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”) or Janus Capital Singapore Pte. Limited (“Janus Singapore”), the Closing may be deemed to cause an “assignment” of each such Fund’s existing sub-advisory agreement, which would cause such agreement to terminate. Janus Capital recommended, and the Board of Trustees (the “Board,” the “Board of Trustees,” or the “Trustees”) of Janus Investment Fund (the “Trust”) has approved and recommends that shareholders of each Fund approve, a new investment advisory agreement between their Fund and Janus Capital, and a new sub-advisory agreement between Janus Capital and INTECH, Perkins, or Janus Singapore, as applicable, in order for Janus Capital and each current sub-adviser to continue to provide advisory services to each Fund following the Transaction. Each of these proposed agreements will have substantially similar terms as the corresponding current agreement.

Contingent upon the closing of the Transaction, shareholders of Janus Asia Equity Fund are being asked to approve a sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”), a subsidiary of Henderson. If approved, HIML would replace Janus Singapore as sub-adviser to Janus Asia Equity Fund following the Closing of the Transaction. If the Closing does not occur, Janus Singapore would continue to serve as sub-adviser to Janus Asia Equity Fund.

Contingent upon the closing of the Transaction, shareholders of Janus Global Real Estate Fund are being asked to approve a sub-advisory agreement between Janus Capital and HIML. If approved, HIML would become the sub-adviser to Janus Global Real Estate Fund and would be responsible for the day-to-day management of a portion of the investment operations of Janus Global Real Estate Fund subject to the oversight of Janus Capital following the Closing of the Transaction. Janus Capital would continue to be responsible for the day-to-day management of the remaining portion of the investment operations of Janus Global Teal Estate Fund. If the Closing does not occur, Janus Capital would continue to manage the entirety of Janus Global Real Estate Fund.

The Board of Trustees is requesting that shareholders elect an additional Trustee, Diane L. Wallace (the “Trustee Nominee”).

Shareholders are also being asked to consider a proposal to implement a “manager-of-managers” structure in order to provide Janus Capital with greater flexibility with respect to the appointment of sub-advisers in the future.

Each of these proposals is discussed further below. Not all of these proposals impact all Funds. Please refer to the table at the end of this synopsis as a reference for which proposal(s) applies to you.

i

Q:	How will I as a Fund shareholder be affected by the Transaction?

A:	Your Fund investment will not change as a result of the Transaction. You will still own the same Fund shares and the underlying value of those shares will not change as a result of the Transaction. The Adviser, and, if applicable, your Fund’s sub-adviser, will continue to manage your Fund according to the same objectives and policies as before and do not anticipate any significant changes to your Fund’s operations, except as described in Proposal 3 with respect to Janus Asia Equity Fund and Janus Global Real Estate Fund. The proposal to engage HIML as sub-adviser for Janus Asia Equity Fund and Janus Global Real Estate Fund, does not result in changes to the Fund’s investment objective, strategies, policies or restrictions.

In the event the Transaction takes place, the combined company, which will be renamed Janus Henderson Global Investors plc (“Janus Henderson”), will have approximately $ billion in assets under management and a combined market capitalization of $ billion. In addition, each Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name. Janus expects that the combination of these two complementary businesses will create a leading global active asset manager with significant scale, diverse products and investment strategies, and depth and breadth in global distribution.

Proposals 1, 2 and 3: Approve New Investment Advisory and Sub-advisory Agreements

Q:	Why am I being asked to approve a new investment advisory agreement between my Fund and Janus Capital?

A:	Janus Capital currently serves as each Fund’s investment adviser. The Transaction may be deemed to cause an “assignment” of the current investment advisory agreement with your Fund, which would cause the agreement to terminate. Shareholders are being asked to approve a new investment advisory agreement between the Adviser and their Fund to permit the Adviser to continue to serve as investment adviser to the Fund.

Q:	Why am I being asked to approve a new sub-advisory agreement between Janus Capital and my Fund’s current sub-adviser?

A:	For certain Funds, Janus Capital has retained INTECH, Perkins or Janus Singapore to manage the assets of the Fund. The subsidiary that serves as sub-adviser to each sub-advised Fund is identified in the enclosed Proxy Statement. The Transaction may cause the current sub-advisory agreement for your Fund to terminate. Shareholders are being asked to approve a new sub-advisory agreement between Janus Capital and their Fund’s current sub-adviser to permit such sub-adviser to continue to manage the Fund following the Closing.

Q:	Will the Transaction result in any important differences between the new investment advisory agreement and investment sub-advisory agreement compared to the current agreements for my Fund?

A:	No. The terms of the new agreements with the Adviser and your Fund’s current sub-adviser are substantially similar to the current agreements. There will be no change in the contractual advisory fee rate your Fund pays or the investment advisory services it receives as a result of the Transaction.

Q:	What will happen if shareholders of my Fund do not approve the new investment advisory agreement or sub-advisory agreement before consummation of the Transaction?

A:	Janus Capital, and if applicable, your Fund’s current sub-adviser, will continue to manage your Fund under an interim investment advisory agreement and if applicable, an interim sub-advisory agreement, but must place their compensation for their services during this interim period in escrow, pending shareholder approval of the proposed new agreements. The Board of Trustees urges you to vote without delay in order to avoid potential disruption to your Fund if the Adviser and any sub-adviser were unable to continue to manage the Fund.

Q:	For shareholders of Janus Asia Equity Fund and Janus Global Real Estate Fund, why am I being asked to vote on a sub-advisory agreement with HIML?

A:	The Adviser has determined that it would be in the best interest of Janus Asia Equity Fund to draw upon the resources of Janus Henderson following the closing of the Transaction. The Adviser recommended, and the Board of Trustees approved, a sub-advisory agreement between the Adviser and HIML with respect to Janus Asia Equity Fund, to take effect upon the Closing of the Transaction. The sub-advisory agreement with Janus Singapore will terminate concurrently with the effectiveness of the HIML sub-advisory agreement. Andrew Gillan, Head of HIML’s Asia (ex-Japan) Equity Team and Mervyn Koh, Associate Portfolio Manager, will serve as portfolio managers of the Fund. HIML is an SEC registered investment adviser and is an indirect, wholly-owned subsidiary of Henderson and serves as investment sub-adviser to several mutual funds offered by Henderson. No changes to the investment objective, policies or restrictions of Janus Asia Equity Fund are anticipated in connection with the appointment of HIML as sub-adviser. The sub-advisory agreement with HIML will not take effect if the Closing does not occur. In that case, Janus Capital would continue to serve as adviser to the Fund and Janus Singapore would continue to serve as sub-adviser to Janus Asia Equity Fund.

The Adviser has determined that it would be in the best interest of Janus Global Real Estate Fund to draw upon the resources of Janus Henderson following the closing of the Transaction. The Adviser recommended, and the Board of Trustees approved, a sub-advisory agreement with HIML with respect to Janus Global Real Estate Fund, to take effect upon the Closing of the Transaction. HIML would be responsible for the day-to-day management of a portion of the investment operations of Janus Global Real Estate Fund subject to the general oversight of Janus Capital. Janus Capital would continue to be responsible for the day-to-day management of the remaining portion of the investment operations of Janus Global Real Estate Fund. Guy Barnard, Co-Head of HIML’s Global Property Equities Team, Tim Gibson, Co-Head of HIML’s Global Property Equities Team, and Patrick Brophy, Portfolio Manager of Janus Capital, would serve as portfolio managers of Janus Global Real Estate Fund. HIML is an SEC registered investment adviser and is an indirect, wholly-owned subsidiary of Henderson and serves as investment sub-adviser to several mutual funds offered by Henderson. No changes to the investment objective, policies or restrictions of Janus Global Real Estate Fund are anticipated in connection with the appointment of HIML as sub-adviser. The sub-advisory agreement with HIML will not take effect if the Closing does not occur. In that case, Janus Capital would continue to manage the entirety of Janus Global Real Estate Fund as adviser.

Proposal 4: Election of an Additional Trustee

Q:	Why am I being asked to elect an additional Trustee?

A:	Currently, the Board of Trustees of the Trust has eight members, each of whom is an Independent Trustee (as described below). In connection with the Transaction, the Board has sought to increase the size of the Board to nine members and has nominated Diane L. Wallace (the “Trustee Nominee”) to stand for election as a Trustee. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace was unanimously approved by the Board to stand for election, upon a recommendation from the Trust’s Nominating and Governance Committee. Among other things, the Board considered Ms. Wallace’s background and experience in the financial services industry, including with the Henderson funds, and determined that the addition of Ms. Wallace to the Board would provide valuable continuity and enhance the Board’s oversight of the Funds following the completion of the Transaction.

Each current Trustee and the Trustee Nominee is an Independent Trustee, meaning that each is not an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust, Janus Capital, or Henderson. Information about the Trustee Nominee, including age, principal occupations during the past five years, and other information, such as the Trustee Nominee’s experience, qualifications, attributes, or skills, is set forth in this Proxy Statement.

Proposal 5: Approval of Manager of Managers Structure

Q:	Why am I being asked to vote on the Manager of Managers proposal?

A:	Janus Capital and the Trust obtained exemptive relief from the U.S. Securities and Exchange Commission (“SEC”) that provides Janus Capital the flexibility to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without the costs and delays associated with holding a shareholder meeting. This is referred to as “Manager of Managers” relief. However, in order to utilize the relief, shareholders of a Fund must approve its use for their Fund. There are no proposed changes to any Fund’s existing sub-advisory arrangement at this time, except for recommending approval of HIML as sub-adviser for Janus Asia Equity Fund, replacing Janus Singapore, and adding HIML as sub-adviser for Janus Global Real Estate Fund. In the future, if Janus Capital and/or the Board determines that resources of a sub-adviser, or different sub-adviser, would be beneficial for a Fund, your approval of the Manager of Managers Proposal would allow Janus Capital to engage the sub-adviser without incurring the costs related to a shareholder meeting and proxy solicitation. The appointment of the sub-adviser is subject to Board approval and you would have notification of each such engagement.

Voting

Q:	How does the Board of Trustees of the Trust suggest I vote with respect to each proposal?

A:	After careful consideration, the Board of Trustees of the Trust unanimously recommends that you vote “FOR” each proposal. Please see the section of the Proxy Statement for a discussion of the Board’s considerations in making such recommendations.

Q:	Who is eligible to vote?

A:	Shareholders who owned shares of a Fund and other series of the Trust at the close of business on December 29, 2016 (the “Record Date”) will be entitled to be present and vote at the Meeting. Those shareholders are entitled to one vote for each whole dollar (and a proportionate fractional vote for each fractional dollar) of net asset value owned on all matters presented at the Meeting regarding their Fund.

Q:	How do I vote my shares?

A:	You can vote in any one of four ways:

•	By Internet through the website listed in the proxy voting instructions;
•	By telephone by calling the toll-free number listed on your proxy card(s) and following the recorded instructions;
•	By mail, by sending the enclosed proxy card(s) (signed and dated) in the enclosed envelope; or
•	In person at the Meeting on April 6, 2017.

Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

It is important that shareholders respond to ensure that there is a quorum for the Meeting. If we do not receive your response within a few weeks, you may be contacted by Computershare Fund Services (“Computershare”), the proxy solicitor engaged by the Funds, who will remind you to vote your shares and help you return your proxy. If we do not receive sufficient votes to approve the proposals by the date of the Meeting, we may adjourn the Meeting to a later date so that we can continue to seek additional votes.

Q:	If I send my vote in now as requested, can I change it later?

A:	Yes. You may revoke your proxy vote at any time before it is voted at the Meeting by: (i) delivering a written revocation to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206; (ii) submitting a subsequently executed proxy vote; or (iii) attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return your proxy. This will help us ensure that an adequate number of shares are present at the Meeting for consideration of the proposals. Shareholders should send notices of revocation to Janus Investment Fund at 151 Detroit Street, Denver, Colorado 80206, Attn: Secretary.

Q:	What is the required vote to approve the proposals?

A:	Approval of Proposals 1, 2, 3 and 5 with respect to each Fund requires the affirmative vote of a “majority of the outstanding voting securities” as defined under the 1940 Act (such a majority referred to herein as a “1940 Act Majority”), of such Fund. A 1940 Act Majority means the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

Shareholders of each Fund (with all classes of shares of a Fund voting together as a single class) will vote separately on Proposals 1, 2, 3 and 5 relating to their Fund. An unfavorable vote on any proposal by the shareholders of one Fund will not affect the implementation of such proposal by another Fund if the proposal is approved by the shareholders of that Fund. However, Proposals 1, 2 and 3 will only take effect upon the closing of the Transaction, which is conditioned upon obtaining the approval of new investment advisory agreements by shareholders of Janus funds representing a specified percentage of assets under management.

For Proposal 4, the Trustee election will be determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares of all funds of the Trust, including all Funds listed in this Proxy Statement and certain funds of the Trust for which votes are being solicited pursuant to separate proxy statements.

A quorum of shareholders is required to take action at the Meeting. The presence in person or by proxy of the holders of record of 30% of shares outstanding and entitled to vote at the Meeting constitutes a quorum.

Q:	Who should I call for additional information about this Proxy Statement?

A:	Please call Computershare, the proxy solicitor engaged by the Funds, at 866-492-0863.

v

Proposals

Fund	Proposal 1: Advisory Agreement	Proposal 2: New Sub-Advisory Agreement (with the sub-adviser listed below)	Proposal 3: New Sub- Advisory Agreement with HIML	Proposal 4: Election of Additional Trustee	Proposal 5: Manager of Managers
Janus Adaptive Global Allocation Fund	X			X
Janus Asia Equity Fund*	X	X (Janus Singapore)	X	X	X
Janus Balanced Fund	X			X	X
Janus Contrarian Fund	X			X	X
Janus Diversified Alternatives Fund	X			X	X
Janus Enterprise Fund	X			X	X
Janus Flexible Bond Fund	X			X	X
Janus Forty Fund	X			X	X
Janus Global Allocation Fund – Conservative	X			X	X
Janus Global Allocation Fund – Moderate	X			X	X
Janus Global Allocation Fund – Growth	X			X	X
Janus Global Bond Fund	X			X	X
Janus Global Life Sciences Fund	X			X	X
Janus Global Real Estate Fund	X		X	X	X
Janus Global Research Fund	X			X	X
Janus Global Select Fund	X			X	X
Janus Global Technology Fund	X			X	X
Janus Global Unconstrained Bond Fund	X			X	X
Janus Government Money Market Fund	X			X	X
Janus Growth and Income Fund	X			X	X
Janus High-Yield Fund	X			X	X
Janus International Equity Fund	X			X	X
Janus Money Market Fund	X			X	X
Janus Multi-Sector Income Fund	X			X	X
Janus Overseas Fund	X			X	X
Janus Real Return Fund	X			X	X
Janus Research Fund	X			X	X
Janus Short-Term Bond Fund	X			X	X
Janus Triton Fund	X			X	X
Janus Venture Fund	X			X	X
INTECH Emerging Markets Managed Volatility Fund	X	X (INTECH)		X
INTECH Global Income Managed Volatility Fund	X	X (INTECH)		X	X
INTECH International Managed Volatility Fund	X	X (INTECH)		X	X
INTECH U.S. Managed Volatility Fund	X	X (INTECH)		X	X
Perkins Global Value Fund	X	X (Perkins)		X	X
Perkins International Value Fund	X	X (Perkins)		X	X
Perkins Large Cap Value Fund	X	X (Perkins)		X	X
Perkins Mid Cap Value Fund	X	X (Perkins)		X	X
Perkins Select Value Fund	X	X (Perkins)		X	X
Perkins Small Cap Value Fund	X	X (Perkins)		X	X
Perkins Value Plus Income Fund	X	X (Perkins)		X	X

, 2017

JANUS INVESTMENT FUND

Janus Adaptive Global Allocation Fund

Janus Asia Equity Fund

Janus Balanced Fund

Janus Contrarian Fund

Janus Diversified Alternatives Fund

Janus Enterprise Fund

Janus Flexible Bond Fund

Janus Forty Fund

Janus Global Allocation Fund – Conservative

Janus Global Allocation Fund – Moderate

Janus Global Allocation Fund –  Growth

Janus Global Bond Fund

Janus Global Life Sciences Fund

Janus Global Real Estate Fund

Janus Global Research Fund

Janus Global Select Fund

Janus Global Technology Fund

Janus Global Unconstrained Bond Fund

Janus Government Money Market Fund

Janus Growth and Income Fund

Janus High-Yield Fund

Janus International Equity Fund

Janus Money Market Fund

Janus Multi-Sector Income Fund

Janus Overseas Fund

Janus Real Return Fund

Janus Research Fund

Janus Short-Term Bond Fund

Janus Triton Fund

Janus Venture Fund

INTECH Emerging Markets Managed Volatility Fund

INTECH Global Income Managed Volatility Fund

INTECH International Managed Volatility Fund

INTECH U.S. Managed Volatility Fund

Perkins Global Value Fund

Perkins International Value Fund

Perkins Large Cap Value Fund

Perkins Mid Cap Value Fund

Perkins Select Value Fund

Perkins Small Cap Value Fund

Perkins Value Plus Income Fund

151 Detroit Street

Denver, Colorado 80206

JOINT SPECIAL MEETING OF SHAREHOLDERS

JOINT PROXY STATEMENT

This is a joint proxy statement (“Proxy Statement”) for the Janus funds listed above (each, a “Fund” and collectively, the “Funds”), each a series of Janus Investment Fund (the “Trust”). Proxies for a joint Special Meeting of Shareholders of each Fund are being solicited by the Board of Trustees of the Trust (the “Board,” the “Board of Trustees,” or the “Trustees”) to approve the following proposals (each, a “Proposal”) that have already been approved by the Board:

	Proposal	Applicable Funds
1.	To approve a new investment advisory agreement between the Trust, on behalf of your Fund, and Janus Capital Management LLC (“Janus Capital” or the “Adviser”).	All Funds

2.	To approve a new sub-advisory agreement between the Adviser and your Fund’s current sub-adviser as follows:

	a. To approve a new sub-advisory agreement between the Adviser and INTECH Investment Management LLC (“INTECH”);	INTECH Emerging Markets Managed Volatility Fund INTECH Global Income Managed Volatility Fund INTECH International Managed Volatility Fund INTECH U.S. Managed Volatility Fund

	b. To approve a new sub-advisory agreement between the Adviser and Perkins Investment Management LLC (“Perkins”); and	Perkins Global Value Fund Perkins International Value Fund Perkins Large Cap Value Fund

Perkins Mid Cap Value Fund Perkins Select Value Fund Perkins Small Cap Value Fund Perkins Value Plus Income Fund

c.     To approve a new sub-advisory agreement between the Adviser and Janus Capital Singapore Pte. Limited (“Janus Singapore” and together with INTECH and Perkins, each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Janus Asia Equity Fund

3.	To approve a sub-advisory agreement between the Adviser and Henderson Investment Management Limited (“HIML”).	Janus Asia Equity Fund Janus Global Real Estate Fund

4.	To elect an additional Trustee to the Board of Trustees of the Trust.	All Funds

5.	To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval (the “Manager of Managers Proposal”).	All Funds (except Janus Adaptive Global Allocation Fund and INTECH Emerging Markets Managed Volatility Fund)

The joint Special Meeting of Shareholders will be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on April 6, 2017 at 10:00 a.m. Mountain Time, or at such later time as may be necessary due to adjournments or postponements thereof (the “Meeting”). Any shareholder of record who owned shares of the Trust or a Fund as of the close of business on December 29, 2016 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting.

At the Meeting, you will be asked to vote on each proposal applicable to each Fund of which you held shares as of the Record Date. You should read the entire Proxy Statement before voting. If you have any questions, please call our proxy solicitor, Computershare Fund Services (“Computershare”), at 866-492-0863. This Proxy Statement, Notice of a Joint Special Meeting, and the proxy card(s) are first being mailed to shareholders and contract owners on or about                     , 2017.

The Funds provide annual and semiannual reports to their shareholders that highlight relevant information, including investment results and a review of portfolio changes. Additional copies of each Fund’s most recent annual report and any more recent semiannual report are available, without charge, by calling a Janus representative at 1-877-335-2687 (or 1-800-525-3713 if you hold shares directly with Janus Capital), via the Internet at janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital), or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206.

INTRODUCTION

The Adviser is a direct subsidiary of Janus Capital Group Inc. (“Janus”), a publicly traded company with principal operations in financial asset management businesses and approximately $198.9 billion in assets under management as of September 30, 2016. Recently, Janus and Henderson Group plc (“Henderson”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Janus and Henderson have agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). Henderson is an independent global asset management business founded in 1934 with approximately $131.2 billion in assets under management, as of September 30, 2016.

The Transaction will be effected via a share exchange with each share of Janus common stock exchanged for 4.7190 newly issued ordinary shares in Henderson. Based on the current number of shares outstanding, upon closing of the Transaction, Henderson and Janus shareholders are expected to own approximately 57% and 43%, respectively, of the ordinary shares of the combined company, which will be renamed Janus Henderson Global Investors plc (“Janus Henderson”). Janus Henderson will have approximately $     billion in assets under management and a combined market capitalization of $     billion. Janus expects that the combination of these two complementary businesses will create a leading global active asset manager with significant scale, diverse products and investment strategies, and depth and breadth in global distribution, resulting in an organization that will be well-positioned to provide world-class client service.

Under the terms of the Merger Agreement, as of the effective time of the Transaction, (i) Richard M. Weil, the current Chief Executive Officer of Janus, will become a co-Chief Executive Officer of Janus Henderson and (ii) Andrew J. Formica, the current Chief Executive Officer of Henderson, will become a co-Chief Executive Officer of Janus Henderson.

Janus Henderson will have a Board of Directors consisting initially of twelve directors, (i) six of whom will be persons designated by the existing Board of Directors of Henderson, and (ii) six of whom will be persons designated by the existing Board of Directors of Janus.

Completion of the Transaction is subject to the satisfaction or waiver of certain conditions, including (i) the requisite approval of the Merger Agreement by the holders of common stock of Janus; (ii) the requisite approval of the shareholders of Henderson of the Transaction and certain related matters; (iii) regulatory approvals; and (iv) receipt of certain third party consents, including approval of new investment advisory agreements by shareholders of Janus Capital-advised U.S. registered investment companies, including the Funds, representing at least 67.5% of the aggregate assets under management of the Janus Capital-advised U.S. registered investment companies. The Merger Agreement also contains certain termination rights for each of Janus and Henderson.

Janus and Henderson currently expect to complete the Transaction by the second quarter of 2017.

Shareholders of the Funds are being asked to consider Proposals 1-3 (approval of advisory and sub-advisory agreements) and 4 (appointment of trustees) in connection with the Transaction. These Proposals are contingent upon the Closing of the Transaction and will take effect only if the Transaction closes. Proposal 5 (manager of managers proposals) is not related to the Transaction and will take effect whether or not the Transaction closes.

PROPOSAL 1

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

(All Funds)

Background

Pursuant to a separate investment advisory agreement between Janus Capital and the Trust on behalf of each Fund (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”), Janus Capital serves as each Fund’s investment adviser. The date of each Fund’s Current Advisory Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board are provided in Appendix B to this Proxy Statement.

Each Current Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). The consummation of the Transaction may be deemed an “assignment” of each Current Advisory Agreement which would cause the automatic termination of each Current Advisory Agreement, as required by the 1940 Act. The 1940 Act requires that a new advisory agreement be approved by the board of trustees and the shareholders of a fund in order for it to become effective.

The Proposal

With respect to each Fund, shareholders of the Fund are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser that are substantially similar to the Current Advisory Agreement to take effect immediately after the Transaction or shareholder approval, whichever is later (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”).

At the December 8, 2016 Board meeting, and for the reasons discussed below (see “Board Considerations” after Proposal 3 in this Proxy Statement), the Board, all of whom are Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds, the Adviser, any sub-adviser or Henderson (the “Independent Trustees”), unanimously approved the New Advisory Agreement on behalf of each Fund and unanimously recommended approval of the New Advisory Agreement by shareholders. For additional information regarding the Board’s consideration of the New Advisory Agreements, see “Board Considerations” after Proposal 3 in this Proxy Statement. The form of the New Advisory Agreement is attached hereto as Appendix N to this Proxy Statement.

Comparison of Current Advisory Agreements and New Advisory Agreements

The terms of each New Advisory Agreement are substantially similar to those of the Current Advisory Agreement. There is no change in the fee rate payable by each Fund to the Adviser. Changes made to the New Advisory Agreement compared to the Current Advisory Agreement include the date of expiration, and, for Funds with a performance-based investment advisory fee, changes to ensure continuity of the advisory fee based on the Fund’s historical performance, as provided for under the Current Advisory Agreement. If approved by shareholders of a Fund, the New Advisory Agreement for each Fund will have an initial term through February 1, 2018 and will continue in effect from year to year if such continuance is approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Current Advisory Agreement to the terms of the New Advisory Agreement.

Investment Advisory Services.    The investment advisory services to be provided by the Adviser to each Fund are the same under the Current Advisory Agreements and the New Advisory Agreements. Both the Current Advisory Agreements and New Advisory Agreements provide that the Adviser shall furnish continuous advice and recommendations to each Fund, and shall have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which each Fund may own or contemplate acquiring from time to time. The Adviser shall give due consideration to the investment policies and restrictions and the other statements concerning each Fund in the Trust’s Amended and Restated Declaration of Trust, as then in effect, the Trust’s Amended and Restated Bylaws, as then in effect, and the registration statements of the Trust, and to provisions of the Internal Revenue Code, as applicable to each Fund as a regulated investment company. In addition, the Adviser shall cause its officers to attend meetings and furnish oral and written reports, as each Fund may reasonably require, in order to keep the Board and appropriate officers of each Fund fully informed as to the condition of the investment portfolio of each Fund. The investment advisory services are expected to be provided by the same personnel of the Adviser under the New Advisory Agreements as under the Current Advisory Agreements.

Janus Global Unconstrained Bond Fund and Janus Diversified Alternatives Fund each have a subsidiary to which Janus Capital provides investment advisory services (each a “Subsidiary”). Each Subsidiary has entered into a separate investment advisory agreement with Janus Capital (each a “Subsidiary Advisory Agreement”). The consummation of the Transaction may be deemed an “assignment” of each Subsidiary Advisory Agreement which would cause the automatic termination of each Subsidiary Advisory Agreement, as required by the 1940 Act. In order to permit Janus Capital to continue to serve as investment adviser to each Subsidiary following the Transaction, if the New Advisory Agreement is approved Janus Capital will enter into a new investment advisory agreement with each Subsidiary, which will be substantially similar to the current Subsidiary Advisory Agreement.

Fees. Under each Current Advisory Agreement and New Advisory Agreement, the Fund pays to the Adviser an investment advisory fee which is calculated daily and paid monthly. Each Fund’s investment advisory fee rate under the New Advisory Agreement for such Fund is identical to the investment advisory fee rate under the Current Advisory Agreement. Certain Funds pay an investment advisory fee rate that may adjust up or down based on such Fund’s performance relative to the cumulative investment record of its benchmark index over a performance measurement period. For each such Fund, the terms of such performance adjustment under the New Advisory Agreement are identical to the terms of such performance adjustment under the Current Advisory Agreement. Appendix C to this Proxy Statement sets forth each Fund’s investment advisory fee rate. Appendix G to this Proxy Statement sets forth the amount of fees paid to the Adviser during each Fund’s most recently ended fiscal year.

Payment of Expenses.    Under each Current Advisory Agreement and the New Advisory Agreement, the Funds assume and pay all expenses incidental to their organization, operations and business not specifically assumed or agreed to be paid by the Adviser. These Fund expenses include custodian and transfer agency fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, a portion of trade association or other investment company organization dues and expenses, registration fees, expenses of shareholders’ meetings, reports to shareholders, fees and expenses of Independent Trustees, and other costs of complying with applicable laws regulating the sales of Fund shares. The Funds, along with other Janus funds, also pay some or all of the salaries, fees, and expenses of certain Fund officers and employees of the Adviser (also sharing certain expenses and salaries for the Funds’ Chief Compliance Officer and other compliance-related personnel employed by the Adviser as authorized by the Trustees from time to time). For Janus Money Market Fund and Janus Government Money Market Fund, the Adviser pays for certain of these expenses pursuant to an Administration Agreement between the Adviser and these Funds.

Other Services.    Under each Current Advisory Agreement and New Advisory Agreement, the Adviser is authorized, but not obligated, to perform management and administrative services necessary for the operation of each Fund. Specifically, the Adviser is authorized to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by the Adviser to be necessary or desirable. The Adviser shall also generally monitor and report to the officers of the Trust regarding each Fund’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of each Fund. Additionally, the Adviser shall make reports to the Board of its performance of services upon request and furnish advice and recommendations with respect to such other aspects of the business and affairs of each Fund as it shall determine to be desirable. The Adviser is also authorized, subject to review by the Board, to furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform the services contemplated by the agreement. The Adviser also serves as administrator to the Funds pursuant to an Administration Agreement between Janus Capital and the Trust. See “Affiliated Service Providers, Affiliated Brokerage and Other Fees—Administrator” for additional information regarding these administrative services.

Limitation on Liability.    The Current Advisory Agreements and New Advisory Agreements provide that the Adviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties except to the extent otherwise provided by law.

Continuance.    The Current Advisory Agreement for each Fund continues in effect for successive one-year periods after its initial term, if such continuance is specifically approved at least annually by (a) the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The New Advisory Agreement for each Fund will have a an initial term until February 1, 2018, and will continue thereafter for successive one-year periods if approved annually in the same manner required under the Current Advisory Agreement.

Termination.    The Current Advisory Agreement and New Advisory Agreement for each Fund provide that the agreement may be terminated at any time, without penalty, by the Board, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days’ advance written notice of termination be given to the Adviser at its principal place of business. Further, the Current Advisory Agreement and the New Advisory Agreement may be terminated by the Adviser at any time, without penalty, by giving sixty (60) days’ advance written notice of termination to the Fund, addressed to its principal place of business.

Interim Advisory Agreements

In the event shareholders of a Fund do not approve the New Advisory Agreement at the Meeting prior to the closing of the Transaction, an interim investment advisory agreement between the Adviser and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) will take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund in order to assure continuity of investment advisory services to the Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. The Interim Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under an Interim Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to the Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned.

Other Actions Contemplated in Connection with the Transaction

Fund mergers involving certain Funds are proposed to occur at or about the time of the closing of the Transaction:

Janus Forty Fund.    The Board has approved a merger of Janus Twenty Fund, a series of the Trust, into Janus Forty Fund. The merger is contingent on approval by shareholders of Janus Twenty Fund, which will be solicited pursuant to a separate proxy statement/prospectus that will contain information about the proposed merger and will be sent separately to Janus Twenty Fund shareholders. The merger does not require approval of shareholders of Janus Forty Fund and shareholders of Janus Forty Fund are not being asked to vote on the merger. Janus Forty Fund will be the surviving fund in the merger and the merger will not result in any changes to Janus Forty Fund’s investment strategies, policies, management or contractual advisory fee rates.

Janus Research Fund.    The Board has approved a merger of Janus Fund, a series of the Trust, into Janus Research Fund. The merger is contingent on approval by shareholders of Janus Fund, which will be solicited pursuant to a separate proxy statement/prospectus that will contain information about the proposed merger and will be sent separately to Janus Fund shareholders. The merger does not require approval of shareholders of Janus Research Fund and shareholders of Janus Research Fund are not being asked to vote on the merger. Janus Research Fund will be the surviving fund in the merger and the merger will not result in any changes to Janus Research Fund’s investment strategies, policies, management or contractual advisory fee rates.

INTECH U.S. Managed Volatility Fund.    The Board has approved a merger of INTECH U.S. Core Fund into INTECH U.S. Managed Volatility Fund. The merger is contingent on approval by shareholders of INTECH U.S. Core Fund, which will be solicited pursuant to a separate proxy statement/prospectus that will contain information about the proposed merger and will be sent separately to INTECH U.S. Core Fund shareholders. The merger does not require approval of shareholders of INTECH U.S. Managed Volatility Fund and shareholders of INTECH U.S. Managed Volatility Fund are not being asked to vote on the merger. INTECH U.S. Managed Volatility Fund will be the surviving fund in the merger and the merger will not result in any changes to INTECH U.S. Managed Volatility Fund’s investment strategies, policies, management or contractual advisory fee rates.

Janus Global Technology Fund.    The Board has approved a merger of Henderson Global Technology Fund, a mutual fund organized as a series of Henderson Global Funds and advised by Henderson Global Investors (North America) Inc. (“HGINA”), a subsidiary of Henderson, into Janus Global Technology Fund. The merger is contingent on (i) the closing of the Transaction and (ii) approval by shareholders of Henderson Global Technology Fund. The merger does not require approval by shareholders of Janus Global Technology Fund and shareholders of Janus Global Technology Fund are not being asked to vote on the merger. Janus Global Technology Fund will be the surviving fund in the merger and the merger will not result in any changes to Janus Global Technology Fund’s investment strategies, policies, management or contractual advisory fee rates.

Certain Conditions under the 1940 Act

The Board has been advised that the parties to the Merger Agreement have structured the Transaction in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The composition of the Board of the Trust currently meets this test and would continue to meet this test after the trustee election pursuant to Proposal 4. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission (the “SEC”) or the staff of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the Merger Agreement, Henderson has acknowledged Janus’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Transaction.

Additional Information About the Adviser

The Adviser, a registered investment adviser, is organized as a Delaware limited liability company and is a direct subsidiary of Janus. Janus is a publicly traded company with principal operations in financial asset management businesses and approximately $198.9 billion in assets under management as of September 30, 2016. Janus offers a broad range of investment solutions, including fixed income, equity, alternative and multi-asset class strategies. Investment strategies are offered through open-end funds domiciled in both the U.S. and offshore, as well as through separately managed accounts, collective investment trusts and exchange-traded products. Based in Denver, Janus has offices located in 12 countries throughout North America, Europe, Asia and Australia.

The Adviser has managed primarily growth equity portfolios since 1969. The Adviser has leveraged its research-driven investment philosophy and culture to other areas of the markets, including fundamental fixed income, global macro fixed income, diversified alternatives and exchange-traded products. As of September 30, 2016, the Adviser had approximately $148.8 billion in assets under management. The business address of Janus and the Adviser is 151 Detroit Street, Denver, Colorado 80206.

Information regarding other registered investment companies or series thereof (other than the Trust and the Funds) managed by the Adviser, a Sub-Adviser or Henderson that have similar investment strategies to a Fund is set forth in Appendix E to this Proxy Statement.

Certain information regarding the executive officers and directors of the Adviser and Sub-Advisers is set forth in Appendix F to this Proxy Statement.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

Administrator.    Janus Capital also serves as administrator to the Funds pursuant to an Administration Agreement between Janus Capital and the Trust. Janus Capital is authorized to delegate to others to perform certain administrative and other services. Pursuant to the Administration Agreement between Janus Capital and the Trust, the non-money market Funds (except for Janus Global Allocation Fund – Conservative, Janus Global Allocation Fund – Moderate, and Janus Global Allocation Fund – Growth (together, the “Allocation Funds”)) reimburse Janus Capital for reasonable costs incurred in performing certain administrative and clerical functions. Some examples of these reimbursable expenses include net asset value determination, fund accounting, updating of the Trust’s registration statement, and supporting the Board of Trustees. Pursuant to an Administration Agreement between Janus Capital and the Trust, on behalf of the Allocation Funds, Janus Capital bears expenses not otherwise detailed in the Current Advisory Agreement and New Advisory Agreement for the Allocation Funds, that are incurred in connection with the operation of the Allocation Funds. Janus Capital does not receive compensation as administrator of the non-money market funds or the Allocation Funds. Pursuant to Administration Agreements between Janus Capital and each of Janus Government Money Market Fund and Janus Money Market Fund (together, the “Money Market Funds”), Janus Capital receives an annual administration fee at the rate of 0.46% of average net assets for Class D shares and 0.48% of average net assets for Class T shares of the Money Market Funds. Janus Capital uses this fee to pay for the Money Market Funds’ expenses such as, but not limited to, custody, transfer agency, and fund accounting services; shareholder servicing; provision of office facilities and personnel necessary to carry on the business of the Funds; recordkeeping; and preparation of prospectuses, statements of additional information, and required tax reports. The administration fee paid by Class T shares of the Money Market Funds to Janus Capital may also be used to compensate financial intermediaries who perform services on behalf of Class T shareholders. Information regarding the amounts paid by the Money Market Funds to Janus Capital, as administrator, during the Funds’ last fiscal year is set forth in Appendix G to this Proxy Statement.

Distributor.    Janus Distributors LLC (the “Distributor”), located at 151 Detroit Street, Denver, Colorado 80206, a wholly-owned subsidiary of the Adviser, serves as the distributor for the Funds’ shares. According to plans adopted pursuant to Rule 12b-1 under the 1940 Act for Class R Shares, Class S Shares, Class A Shares and Class C Shares of the Funds, the Distributor receives a 12b-1 fee from each such class of shares that is used to pay for distribution and/or shareholder services. Class A Shares and Class S Shares pay the Distributor a 12b-1 fee at the annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares. Class C Shares pay a 12b-1 fee to the Distributor of up to 1.00% (0.75% distribution fee and 0.25% shareholder services fee) of the average daily net assets of Class C Shares. Class R Shares pay a 12b-1 fee to Janus Distributors of up to 0.50% of the average daily net assets of Class R Shares. Payments are made to the Distributor, who may make ongoing payments to financial intermediaries and may retain amounts paid by the Funds. Payments under the plans are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. The Distributor intends to continue to provide the same services after implementation of the proposed New Advisory Agreement. Fees paid by Class A Shares, Class C Shares, Class R Shares and Class S Shares of each Fund to the Distributor, pursuant to their respective 12b-1 plan, during the Fund’s last fiscal year is set forth in Appendix G to this Proxy Statement.

Transfer Agent.    Janus Services LLC (“Janus Services”), located at 151 Detroit Street, Denver, Colorado 80206, a wholly-owned subsidiary of the Adviser, serves as each Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other non-distribution related shareholder services for the Funds. Pursuant to the Transfer Agency Agreement between the Trust and Janus Services, each class of shares of each Fund reimburses Janus Services for out-of-pocket expenses incurred by Janus Services in connection with services rendered. In addition, Janus Services receives a shareholder servicing fee paid by Class D Shares at the annual rate of 0.12% of Class D Shares’ average daily net assets, and paid by each of Class T Shares, Class S Shares and Class R Shares at the annual rate of 0.25% of the average daily net assets of such share class. Such fee compensates Janus Services for providing or arranging for the provision of certain other administrative or other shareholder services. Janus Services may pass through all or a portion of the shareholder services fee received from Class T Shares, Class R Shares and Class S Shares to financial intermediaries. Janus Services intends to continue to provide the same services after implementation of the proposed New Advisory Agreement. Fees paid by Class D Shares, Class T Shares, Class S Shares and Class R Shares of each Fund to Janus Services during the Fund’s last fiscal year is set forth in Appendix G to this Proxy Statement.

Affiliated Brokerage.    No Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, the Adviser or any Sub-Adviser of such Fund.

Payments to Affiliates.    During each Fund’s last fiscal year, no Fund made any material payments to the Adviser or Sub-Adviser to such Fund or any affiliated person of the Adviser or Sub-Adviser to such Fund for services provided to the Fund (other than pursuant to the Current Advisory Agreement, Current Sub-Advisory Agreement, Administration Agreement, or fees paid to the Distributor or Janus Services as described herein).

Shareholder Approval

To become effective with respect to a Fund, each New Advisory Agreement requires the affirmative vote of a 1940 Act Majority (as defined herein) of such Fund, with all classes of shares voting together as a single class. For purposes of determining the approval of the New Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

An unfavorable vote on the proposal to approve the New Advisory Agreement by the shareholders of one Fund will not affect the implementation of the proposal by another Fund if the proposal is approved by the shareholders of that Fund. However, the New Advisory Agreement will only take effect upon the closing of the Transaction, which is conditioned upon obtaining the approval of new advisory agreements by shareholders of Janus funds representing a specified percentage of assets under management.

In the event that the Transaction does not, for any reason, occur, each Current Advisory Agreement will continue in effect in accordance with its terms.

The Board unanimously recommends that shareholders of each Fund vote FOR approval of the Fund’s

New Advisory Agreement.

PROPOSAL 2

APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH CURRENT SUB-ADVISER

(Sub-Advised Funds)

Background

For certain Funds, the Adviser has retained either a direct wholly-owned subsidiary, or an indirect wholly-owned subsidiary of Janus as sub-adviser to manage the assets of the Fund.

Sub-Adviser	Funds

INTECH

INTECH Emerging Markets Managed Volatility Fund

INTECH Global Income Managed Volatility Fund

INTECH International Managed Volatility Fund

INTECH U.S. Managed Volatility Fund

(each an “INTECH Fund” and collectively, the “INTECH Funds”)

Perkins

Perkins Global Value Fund

Perkins International Value Fund

Perkins Large Cap Value Fund

Perkins Mid Cap Value Fund

Perkins Select Value Fund

Perkins Small Cap Value Fund

Perkins Value Plus Income Fund

(each a “Perkins Fund” and collectively, the “Perkins Funds”)

Janus Singapore	Janus Asia Equity Fund

The Adviser has entered into (i) a separate investment sub-advisory agreement with INTECH with respect to each INTECH Fund (each a “Current INTECH Sub-Advisory Agreement”), (ii) a separate investment sub-advisory agreement with Perkins with respect to each Perkins Fund (each a “Current Perkins Sub-Advisory Agreement”), and (iii) an investment sub-advisory agreement with Janus Singapore with respect to Janus Asia Equity Fund (the “Current Janus Singapore Sub-Advisory Agreement”). Collectively, the Current INTECH Sub-Advisory Agreements, the Current Perkins Sub-Advisory Agreements and the Current Janus Singapore Sub-Advisory Agreement are referred to herein as the “Current Sub-Advisory Agreements” and each as a “Current Sub-Advisory Agreement.” The date of each Current Sub-Advisory Agreement and the date it was last approved by shareholders and approved for continuance by the Board are provided in Appendix D to this Proxy Statement.

As with the Current Advisory Agreements, each Current Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. Each of INTECH, Perkins and Janus Singapore, is either a direct wholly-owned subsidiary of the Adviser or an indirect wholly-owned subsidiary of Janus. Therefore, the consummation of the Transaction may be deemed an “assignment” of each Current Sub-Advisory Agreement. In addition, each Current Sub-Advisory Agreement provides that it will terminate upon the termination of the Current Advisory Agreement with respect to such Fund. As a result, the consummation of the Transaction would result in the termination of each Current Sub-Advisory Agreement.

The 1940 Act requires that a new sub-advisory agreement be approved by shareholders in order for it to become effective.

The Proposal

Shareholders of each INTECH Fund are being asked to approve a new sub-advisory agreement between the Adviser and INTECH (each a “New INTECH Sub-Advisory Agreement”). Shareholders of each Perkins Fund are being asked to approve a new sub-advisory agreement between the Adviser and Perkins (each a “New Perkins

Sub-Advisory Agreement”). Shareholders of Janus Asia Equity Fund are being asked to approve a new sub-advisory agreement between the Adviser and Janus Singapore (the “New Janus Singapore Sub-Advisory Agreement” and, together with the New INTECH Sub-Advisory Agreements and New Perkins Sub-Advisory Agreements, each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Each New Sub-Advisory Agreement will be substantially similar to the Current Sub-Advisory Agreement for each Fund.

At the December 8, 2016 Board meeting, and for the reasons discussed below (see “Board Considerations” after Proposal 3 in this Proxy Statement), the Board, all of whom are Independent Trustees, unanimously approved the New Sub-Advisory Agreement on behalf of each applicable Fund and unanimously recommended approval of the New Sub-Advisory Agreement by shareholders. For additional information regarding the Board’s consideration of the New Sub-Advisory Agreements, see “Board Considerations” after Proposal 3 in this Proxy Statement. The form of the New INTECH Sub-Advisory Agreement is attached hereto as Appendix O to this Proxy Statement. The form of the New Perkins Sub-Advisory Agreement is attached hereto as Appendix P to this Proxy Statement. The form of the New Janus Singapore Sub-Advisory Agreement is attached hereto as Appendix Q to this Proxy Statement.

Because each New Sub-Advisory Agreement, like each Current Sub-Advisory Agreement, is between the Adviser and the Sub-Adviser, a Fund’s New Sub-Advisory Agreement will not take effect until the New Advisory Agreement for such Fund has been approved by shareholders. For Janus Asia Equity Fund, the New Sub-Advisory Agreement will not take effect if a separate proposal to appoint a new sub-adviser is approved by shareholders. See Proposal 3, beginning at page [15].

Comparison of Current Sub-Advisory Agreements and New Sub-Advisory Agreements

The terms of each New Sub-Advisory Agreement are substantially similar to those of the corresponding Current Sub-Advisory Agreement. There is no change in the fee rate payable by the Adviser to the Sub-Adviser. If approved by shareholders of a Fund, the New Sub-Advisory Agreement for the Fund will have an initial term through February 1, 2018 and will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Current Sub-Advisory Agreements to the terms of the New Sub-Advisory Agreements.

Sub-Advisory Services.    Under the terms of the agreements, the sub-advisory services provided by the Sub-Adviser to each Fund under the New Sub-Advisory Agreements and to be provided under the Current Sub-Advisory Agreements are the same. Both the Current Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser shall manage the investment operation of the Fund and the composition of its investment portfolio, shall determine without prior consultation with the Trust or the Adviser, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, and place orders or direct the Adviser to place orders, for the purchase or sale of such securities or other assets with brokers, dealers or others, all in conformity with the investment objectives, policies and restrictions and the other statements concerning the Fund in the Trust’s Amended and Restated Agreement and Declaration of Trust, as then in effect, the Trust’s Amended and Restated Bylaws, as then in effect, and the registration statements of the Trust, and to provisions of the Internal Revenue Code, as applicable to each Fund as a regulated investment company. The Sub-Adviser shall cause its officers to attend meetings and furnish oral and written reports, as each Fund may reasonably require, in order to keep the Trustees and appropriate officers of each Fund fully informed as to the condition of the investment portfolio of each Fund. Additionally, the Sub-Adviser shall furnish reports as may be reasonably requested by the Board or the Adviser, including, but not limited to reports relating to the valuation of the Fund’s assets.

Fees.    Under both the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, the Adviser pays the Sub-Adviser the same sub-advisory fee rate of half of the investment advisory fee the Adviser receives from the Fund. For each INTECH Fund, Perkins International Value Fund and Perkins Value Plus Income Fund, the Adviser pays the Sub-Adviser a sub-advisory fee rate equal to 50% of the investment advisory fee paid by the Fund to the Adviser (calculated after any fee waivers and expense reimbursement). For Janus Asia Equity Fund, Perkins Global Value Fund, Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund and Perkins Small Cap Value Fund, the Adviser pays the Sub-Adviser a sub-advisory fee equal to 50% of the investment advisory fee paid by the Fund to the Adviser (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by the Adviser). As a result, for these Funds, the annual fee rate paid to the Sub-Adviser fluctuates up or down based on the fee adjustment to the investment advisory fee rate paid by the Fund to the Adviser, which is determined based on the Fund’s performance relative to its benchmark index. Information regarding the fees paid by the Adviser to the Sub-Adviser with respect to each Fund during each Fund’s last fiscal year are set forth in Appendix G to this Proxy Statement.

Payment of Expenses.    Under each Current Sub-Advisory Agreement and New Sub-Advisory Agreement, the Sub-Adviser agrees to pay its own costs and expenses incurred in rendering its services.

Limitation on Liability.    The Current Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser will not be liable for, and the Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the agreement and except to the extent otherwise provided by law.

Continuance.    The Current Sub-Advisory Agreement for each Fund continues in effect for successive one-year periods thereafter, if such continuance is approved in the manner required by the 1940 Act. The New Sub-Advisory Agreement for each Fund will have an initial term until February 1, 2018, and will continue thereafter for successive one-year periods if approved annually in the same manner required under the Current Sub-Advisory Agreements.

Termination.    The Current INTECH Sub-Advisory Agreements and New INTECH Sub-Advisory Agreements provide that the agreement may be terminated at any time, without penalty, by the Board, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days’ advance written notice of termination be given to INTECH at its principal place of business. Further, the Current INTECH Sub-Advisory Agreements and New INTECH Sub-Advisory Agreements provide that the agreement may be terminated (i) by the Adviser or by INTECH at any time, without penalty, by giving sixty (60) days’ advance written notice of termination to the other party, or (ii) by the Adviser or the Trust without advance notice if INTECH becomes unable to discharge its duties and obligations under the agreement. In addition, a Fund’s Current INTECH Sub-Advisory Agreement and New INTECH Sub-Advisory Agreement shall terminate, without penalty, upon termination of the Current Advisory Agreement or New Advisory Agreement, as applicable, of such Fund.

The Current Perkins Sub-Advisory Agreements and New Perkins Sub-Advisory Agreements provide that the agreement may be terminated at any time, without penalty, by the Board, or by the shareholders of a Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that ninety (90) days’ advance written notice of termination be given to Perkins at its principal place of business. Further, the Current Perkins Sub-Advisory Agreements and New Perkins Sub-Advisory Agreements provide that the agreement may be terminated (i) by the Adviser at any time, without penalty, by giving ninety (90) days’ advance written notice of termination to Perkins; (ii) by Perkins at any time, without penalty, by giving ninety (90) days’ advance notice to the Adviser and the Trust, unless the Adviser or the Trust requests additional time to find a replacement for Perkins, in which case Perkins shall allow the additional time requested by the Adviser or the Trust not to exceed ninety (90) days’ beyond the initial 90 days’ notice period unless otherwise agreed to by the Adviser, the Trust and Perkins; or (iii) by the Adviser or the Trust without advance notice if Perkins becomes unable to discharge its duties and obligations under the agreement. In addition, a Fund’s Current Perkins Sub-Advisory Agreement and New Perkins Sub-Advisory Agreement shall terminate, without penalty, upon termination of the Current Advisory Agreement or New Advisory Agreement, as applicable, of such Fund.

The Current Janus Singapore Sub-Advisory Agreement and New Janus Singapore Sub-Advisory Agreement provide that the agreement may be terminated at any time, without penalty, by the Board, or by the shareholders of the Janus Asia Equity Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days’ advance written notice of termination be given to Janus Singapore at its principal place of business. Further, the Current Janus Singapore Sub-Advisory Agreement and New Janus Singapore Sub-Advisory Agreement provide that the agreement may be terminated (i) by the Adviser at any time, without penalty, by giving sixty (60) days’ advance written notice of termination to Janus Singapore; (ii) by Janus Singapore at any time, without penalty, by giving ninety (90) days’ advance notice to the Adviser and the Trust, unless the Adviser or the Trust requests additional time to find a replacement for Janus Singapore, in which case

Janus Singapore shall allow the additional time requested by the Adviser or the Trust not to exceed ninety (90) days’ beyond the initial 90 days’ notice period unless otherwise agreed to by the Adviser, the Trust and Janus Singapore; or (iii) by the Adviser or the Trust without advance notice if Janus Singapore becomes unable to discharge its duties and obligations under the agreement. In addition, the Janus Asia Equity Fund’s Current Janus Singapore Sub-Advisory Agreement and New Janus Singapore Sub-Advisory Agreement shall terminate, without penalty, upon termination of the Fund’s Current Advisory Agreement or New Advisory Agreement, as applicable.

Interim Sub-Advisory Agreements

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meeting prior to the closing of the Transaction, an interim sub-advisory agreement between the Adviser and the applicable Sub-Adviser (each an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) will take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, including the Independent Trustees, unanimously approved an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Information About the Sub-Advisers

INTECH.    INTECH serves as investment sub-adviser to the INTECH Funds, each a series of the Trust. INTECH is organized as a Delaware limited liability company and is an independently managed direct wholly-owned subsidiary of the Adviser and an indirect subsidiary of Janus. INTECH is a global asset manager with one of the industry’s longest continuous performance records of mathematical equity investment strategies for institutional investors and $48.2 billion in assets under management as of September 30, 2016. INTECH’s global headquarters is located in West Palm Beach, Florida, with its research headquarters in Princeton, New Jersey, and an international headquarters in London. The business address of INTECH is 525 Okeechobee Blvd., Suite 1800, West Palm Beach, Florida 33401.

INTECH’s operations will be unaffected by the Transaction. INTECH’s CEO will continue to report to the Board of Directors of INTECH.

Perkins.    Perkins serves as investment sub-adviser to the Perkins Funds, each a series of the Trust. Perkins is organized as a Delaware limited liability company and is a direct wholly-owned subsidiary of the Adviser and an indirect subsidiary of Janus. Perkins is a value equity manager that uses a bottom-up approach to build diversified portfolios of what it believes to be high quality, undervalued stocks with favorable reward-to-risk characteristics. As of September 30, 2016, Perkins had approximately $9.4 billion in assets under management. The business address for Perkins is 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606.

Perkins’s operations will be unaffected by the Transaction. Perkins’s CEO will continue to report to the Board of Directors of Perkins.

Janus Singapore.    Janus Singapore, #36-02 AXA Tower, 8 Shenton Way, Singapore 068811, has been in the investment advisory business since 2011. Janus Singapore is an indirect wholly-owned subsidiary of Janus.

Additional Information.    Certain information regarding the executive officers and directors of each Sub-Adviser is set forth in Appendix F to this Proxy Statement.

Shareholder Approval

To become effective with respect to a Fund, the New Sub-Advisory Agreement must be approved by a 1940 Act Majority (as defined herein) of the Fund, with all classes of shares voting together as a single class. For purposes of determining the approval of each New Sub-Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

An unfavorable vote on the proposal to approve the New Sub-Advisory Agreement by the shareholders of one Fund will not affect the implementation of the proposal by another Fund if the proposal is approved by the shareholders of that Fund. However, the New Sub-Advisory Agreement for each Fund will only take effect upon the closing of the Transaction, which is conditioned upon obtaining the approval by shareholders of Janus funds representing a specified percentage of assets under management. In addition, each New Sub-Advisory Agreement will only take effect if a New Advisory Agreement for a Fund has been approved by shareholders.

In the event that the Transaction does not, for any reason, occur, each Current Sub-Advisory Agreement will continue in effect in accordance with its terms.

The Board unanimously recommends that shareholders of each Fund vote FOR approval of the New Sub-Advisory Agreement for their Fund.

PROPOSAL 3

APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT WITH HENDERSON

INVESTMENT MANAGEMENT LIMITED

(Janus Asia Equity Fund and Janus Global Real Estate Fund)

Background

In connection with the Transaction, the Adviser has evaluated its capabilities, the capabilities of the existing Sub-Advisers and the enhanced capabilities of Janus Henderson upon the closing of the Transaction. With respect to Janus Asia Equity Fund and Janus Global Research Fund (each, an “HIML Fund” and together, the “HIML Funds”), the Adviser determined that it would be in the best interest of the HIML Funds to draw upon the combined resources of Janus Henderson following the Transaction by appointing HIML as sub-adviser to the HIML Funds. With respect to Janus Asia Equity Fund, if approved by shareholders, HIML would become sub-adviser upon the closing of the Transaction and would replace Janus Singapore as sub-adviser to such Fund. With respect to Janus Global Real Estate Fund, HIML would become sub-adviser upon the closing of the Transaction and would be responsible for the day-to-day management of a portion of the investment operations of such Fund subject to the general oversight of Janus Capital. Janus Capital would continue to be responsible for the day-to-day management of a portion of the investment operations of Janus Global Real Estate Fund. Janus Capital believes that HIML provides seasoned resources focused on Asia equities, real estate, and expertise with non-U.S. investments that can benefit the HIML Funds. With respect to Janus Global Real Estate Fund, Janus Capital believes that such Fund will benefit from portions of the Fund’s investment operations being managed by Janus Capital and HIML, based on similarities in investment process and philosophy of the HIML and Janus Capital investment teams and the benefits of maintaining a “multi-local presence” with investment professionals in key markets, pursuant to which the Denver-based Janus Capital investment team will augment the HIML investment team that has investment professionals based in Europe, Asia and the United States.

HIML is an SEC registered investment adviser and is an indirect, wholly-owned subsidiary of Henderson and serves as investment sub-adviser to several mutual funds offered by Henderson. No changes to the investment objectives, policies or restrictions of the HIML Funds are anticipated in connection with the appointment of HIML as sub-adviser. Following the appointment of HIML as sub-adviser, each Fund may experience a higher portfolio turnover rate for a period of time, as portfolio repositioning transactions are made in the discretion of the new portfolio managers. The Funds pay transaction costs, such as brokerage commissions, when buying and selling securities. A higher portfolio turnover rate may result in higher transaction costs, which affect a Fund’s performance. Portfolio turnover may also result in higher taxes when Fund shares are held in a taxable account.

The 1940 Act requires that a new sub-advisory agreement be approved by the Fund’s shareholders in order for it to become effective.

The Proposal

With respect to each HIML Fund, shareholders of the Fund are being asked to approve a new sub-advisory agreement between the Adviser and HIML (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) to take effect immediately after the Closing of the Transaction or shareholder approval, whichever is later.

At the December 8, 2016 Board meeting, and for the reasons discussed below (see “Board Considerations” after this Proposal 3), the Board, all of whom are Independent Trustees, unanimously approved each HIML Sub-Advisory Agreement and recommends that shareholder of each Fund approve the HIML Sub-Advisory Agreement with respect to their Fund. With respect to Janus Asia Equity Fund, the Board approved the termination of the Sub-Advisory Agreement with Janus Singapore concurrently with the effectiveness of the HIML Sub-Advisory Agreement. For additional information regarding the Board’s consideration of the HIML Sub-Advisory Agreements, see “Board Considerations” after this Proposal 3. The form of the HIML Sub-Advisory Agreement is attached hereto as Appendix R.

Summary of Terms of HIML Sub-Advisory Agreement

Each HIML Sub-Advisory Agreement will have an initial term through February 1, 2019 and will continue in effect from year to year thereafter if such continuance is approved for such Fund at least annually in the manner required by the 1940 Act. Below is a summary of certain terms of each HIML Sub-Advisory Agreement.

Sub-Advisory Services.    With respect to Janus Asia Equity Fund, the HIML Sub-Advisory Agreement provides that HIML shall manage the investment operations of the Fund and the composition of the Fund’s investment portfolio, With respect to Janus Global Real Estate Fund, the HIML Sub-Advisory Agreement provides that HIML shall manage a portion of the investment operations and the composition of a portion of the Fund’s investment portfolio. With respect to Janus Asia Equity Fund and the portion of Janus Global Real Estate Fund managed by HIML, HIML shall determine without prior consultation with the Trust or the Adviser, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, and place orders or direct the Adviser to place orders, for the purchase or sale of such securities or other assets with brokers, dealers or others, all in conformity with the investment objectives, policies and restrictions and the other statements concerning the Fund in the Trust’s Amended and Restated Agreement and Declaration of Trust, as then in effect, the Trust’s Amended and Restated Bylaws, as then in effect, and the registration statements of the Trust, and to provisions of the Internal Revenue Code, as applicable to the Fund as a regulated investment company. HIML shall cause its officers to attend meetings and furnish oral and written reports, as the Fund may reasonably require, in order to keep the Trustees and appropriate officers of the Fund fully informed as to the condition of the investment portfolio of the Fund. Additionally, HIML shall furnish reports as may be reasonably requested by the Board or the Adviser, including, but not limited to reports relating to the valuation of the Fund’s assets.

Fees.    Under each HIML Sub-Advisory Agreement, the Adviser will pay HIML a sub-advisory fee out of the investment advisory fee it receives from the Fund. With respect to Janus Asia Equity Fund, the sub-advisory fee will be equal to fifty percent of the investment advisory fee paid by Janus Asia Equity Fund to the Adviser (net of any performance fee adjustments, reimbursement of expenses incurred or fees waived by the Adviser) pursuant to the New Advisory Agreement which is the same sub-advisory fee rate currently paid by Janus Capital to Janus Singapore. With respect to Janus Global Real Estate Fund, the sub-advisory fee will be equal to % of the investment advisory fee paid by Janus Global Real Estate Fund to the Adviser (net any performance fee adjustments, reimbursement of expenses incurred or fees waived by the Adviser) pursuant to the New Advisory Agreement. As a result, the sub-advisory fee paid by the Adviser to HIML will adjust up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period.

There will be no change to the advisory fee rate paid by your Fund to the Adviser in connection with the appointment of HIML as sub-adviser. For additional information regarding the advisory fee paid by the Fund to the Adviser see Appendix C.

Payment of Expenses.    Under each HIML Sub-Advisory Agreement, HIML agrees to pay its own costs and expenses incurred in rendering its services.

Limitation on Liability.    Each HIML Sub-Advisory Agreement provides that HIML will not be liable for, and the Adviser will not take any action against HIML to hold HIML liable for, any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the agreement and except to the extent otherwise provided by law.

Continuance.    Each HIML Sub-Advisory Agreement will have an initial term until February 1, 2019, and will continue thereafter for successive one-year periods, if such continuance is specifically approved at least annually in the same manner required by the 1940 Act.

Termination.    Each HIML Sub-Advisory Agreement provides that the agreement may be terminated at any time, without penalty, by the Board, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days’ advance written notice of termination be given to HIML at its principal place of business. Further, each HIML Sub-Advisory Agreement provides that the agreement may be terminated (i) by the Adviser at any time, without penalty, by giving sixty (60) days’ advance written notice of termination to HIML; (ii) by HIML at any time, without penalty, by giving ninety (90) days’

advance notice to the Adviser and the Fund, unless the Adviser or the Fund requests additional time to find a replacement for HIML, in which case HIML shall allow the additional time requested by the Adviser or the Fund not to exceed ninety (90) days’ beyond the initial 90 days’ notice period unless otherwise agreed to by the Adviser, the Fund and HIML; or (iii) by the Adviser or the Fund without advance notice if HIML becomes unable to discharge its duties and obligations under the agreement. In addition, the HIML Sub-Advisory Agreement shall terminate, without penalty, upon termination of the New Advisory Agreement of the Fund.

For Janus Asia Equity Fund, the terms of the HIML Sub-Advisory Agreement are substantially similar to those of the Current Janus Singapore Sub-Advisory Agreement, including that the same rate of compensation is paid to HIML by the Adviser that the Adviser currently pays to Janus Singapore.

Information about HIML

HIML is an SEC registered investment adviser and is an indirect, wholly-owned subsidiary of Henderson. As a global money manager, HIML and its affiliates (“Henderson Global Investors”) provide a full spectrum of investment products and services to institutions and individuals around the world. Henderson Global Investors has been managing assets for clients since 1934. Henderson Global Investors is a multi-skill, multi-asset management business with a worldwide distribution network. The business address of HIML is 201 Bishopsgate, London UK EC2M 3AE.

Certain information regarding the executive officers and directors of HIML is set forth in Appendix F.

Portfolio Management

Janus Asia Equity Fund.     Janus Singapore currently serves as sub-adviser to Janus Asia Equity Fund pursuant to the Current Janus Singapore Sub-Advisory Agreement. If approved, HIML would replace Janus Singapore as the Fund’s sub-adviser. Upon the effectiveness of the HIML Sub-Advisory Agreement, Andrew Gillan, Head of HIML’s Asia (ex-Japan) Equities Team, and Mervyn Koh, Associate Investment Manager, would serve as Janus Asia Equity Fund’s portfolio managers.

Andrew Gillan joined Henderson in early 2014 and has over 16 years of experience in the investment industry. Prior to joining Henderson, Mr. Gillan worked for Aberdeen Asset Management as an Asia & Emerging Markets equity fund manager and was lead manager of an Asian Investment Trust. Mr. Gillan graduated from the University of Edinburgh with a MA Joint Honours in French and European History.

Mervyn Koh joined Henderson in 2015 as an Associate Investment Manager and has almost 10 years of experience in the investment industry, having started his career as an Associate at the Government of Singapore Investment Corporation in 2006. Prior to joining Henderson, Mr. Koh worked for Franklin Templeton Investments, where he was Vice President in the Emerging Markets Group responsible for research in the Singapore and Indonesian equity market, and co-managed a South East Asia fund. Prior to joining Franklin Templeton, Mr. Koh was an Investment Analyst at Tokio Marine Asset Management International, where he was responsible for research in the India equities market and commodity-related stocks in South East Asia and Australia. Mr. Koh holds a graduate diploma in financial management from the Singapore Institute of Management and a BSc in Mechanical Engineering (Hons) from the National University of Singapore. Mr. Koh holds the Chartered Financial Analyst designation.

Janus Global Real Estate Fund.    Currently, Janus Capital serves as adviser to the Fund pursuant to the Current Advisory Agreement. Janus Global Real Estate Fund does not currently have a sub-adviser. Patrick Brophy serves as portfolio manager and is responsible for the day-to-day management of the Fund. If approved, HIML would become the Fund’s sub-adviser. Upon the effectiveness of the HIML Sub-Advisory Agreement, HIML will be responsible for the day-to-day management of a portion of the investment operations of the Fund, subject the general oversight of Janus Capital. Janus Capital would continue to be responsible for the day-to-day management of a portion of the investment operations of Janus Global Real Estate Fund. Guy Barnard, Co-Head of HIML’s Global Property Equities Team, Tim Gibson, Co-Head of HIML’s Global Property Equities Team, and Patrick Brophy, Portfolio Manager of Janus Capital, would serve as portfolio managers of Janus Global Real Estate Fund. In managing Janus Global Real Estate Fund, Mr. Barnard will focus on European property equities, Mr. Gibson will focus on Asia property equities, and Mr. Brophy will focus on U.S. property equities.

Guy Barnard joined Henderson in 2006 as an analyst with the Property Equities team. He became a Fund Manager in 2008, deputy head of Global Property Equities in 2012, and Co-Head of Global Property Equities in 2014. Mr. Barnard began his career within the Financial Control function at UBS where he spent three years. Mr. Barnard holds a First Class BSc (Hons) degree in Mathematics and Management from Loughborough University and holds the Chartered Financial Analyst designation.

Tim Gibson joined Henderson in 2011 as Co-Head of Global Property Equities. Before joining Henderson, Mr. Gibson was a European fund manager at AMP Capital Brookfield, responsible for portfolio construction and execution of an indirect real estate fund. Prior to this, Mr. Gibson was an analyst for Morgan Stanley in their European Real Estate Investment Team, in London and Amsterdam. Mr. Gibson holds an MA (Hons) in Economics from St Andrews University, Scotland, and received the Robert Trent Jones Scholarship to the University of Western Ontario, Canada.

Patrick Brophy joined Janus Capital in 2005 as Portfolio Manager. Before joining Janus, he was a principal/partner at THK Associates, Inc., a Denver-based market economics and land-planning firm. His expertise is in economic analysis, real estate valuation, and property development and acquisition strategies. Mr. Brophy has completed numerous economic and feasibility studies for a wide range of residential, industrial, office, retail and golf/resort projects nationwide. For several years prior to joining Janus, he focused on strategic consultation for his clients – acquisition/deal structuring, financial/cash flow analysis, and financing structure and opportunities. In 2001, Mr. Brophy founded Colt Properties, LLC, a real estate investment company that remains active, focusing on acquisition and development opportunities in the retail, industrial, and multi-family sectors.

Shareholder Approval

To become effective, each HIML Sub-Advisory Agreement must be approved by a 1940 Act Majority (as defined herein) of the applicable HIML Fund, with all classes of shares voting together as a single class. For purposes of determining the approval of each HIML Sub-Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Each HIML Sub-Advisory Agreement will only take effect upon the closing of the Transaction, which is conditioned upon obtaining the approval of new investment advisory agreements by shareholders of Janus funds representing a specified percentage of assets under management. If the HIML Sub-Advisory Agreement has not been approved prior to the Closing of the Transaction, Janus Capital will continue to manage Janus Global Real Estate Fund under a New Investment Advisory Agreement or Interim Advisory Agreement and Janus Singapore will continue to manage Janus Asia Equity Fund under a New Sub-Advisory Agreement or Interim Sub-Advisory Agreement, in each case as described in Proposal 2 beginning at page [10].

The Board unanimously recommends that shareholders of each HIML Fund vote FOR approval of the

HIML Sub-Advisory Agreement for their Fund.

BOARD CONSIDERATIONS

New Advisory Agreements and New Sub-Advisory Agreements

On September 15, 2016, Janus advised the Board of its intent to seek a strategic combination of its advisory business with Henderson. The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Funds. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close by the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

•	The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change.

•	The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change.

•	Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

•	The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

•	Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

•	Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

•	The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

•	The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

•	Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

•	After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson.

•	The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

•	The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

•	Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board members of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the close of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

HIML Sub-Advisory Agreements

The Adviser met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the HIML Sub-Advisory Agreements. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by the Adviser and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Board Considerations—New Advisory Agreements with the Current Adviser and Sub-Advisers” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

•	the terms of each HIML Sub-Advisory Agreement;

•	the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

•	the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing the all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

•	the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

•	the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between the Adviser and HIML for the Global Real Estate Fund;

•	under each HIML Sub-Advisory Agreement, the Adviser would be responsible for paying HIML out of its fees;

•	the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

•	the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

•	the costs of the seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

PROPOSAL 4

TRUSTEE ELECTION

(All Funds)

Introduction

At the Meeting, shareholders of all series of the Trust will be asked to elect an additional individual to the Board of Trustees. Currently, the Board has eight members, each of whom is an Independent Trustee. In connection with the Transaction, the Board has sought to increase the size of the Board to nine members and has nominated Diane L. Wallace (the “Trustee Nominee”) to stand for election as a Trustee.

Ms. Wallace was unanimously approved by the Board to stand for election, upon a recommendation from the Trust’s Nominating and Governance Committee, a committee consisting entirely of Independent Trustees, and the nomination was approved by all of the current Independent Trustees.

Ms. Wallace currently serves as a trustee of certain mutual funds advised by HGINA and would qualify to serve as an Independent Trustee. Among other things, the Board considered Ms. Wallace’s background and experience in the financial services industry, including her experience with the Henderson funds, and determined that the addition of Ms. Wallace to the Board would provide valuable continuity and enhance the Board’s oversight of the Trust following the completion of the Transaction. The election by shareholders of the Trustee Nominee will provide the Board with flexibility going forward to replace Trustees as needed without the time and expense of unnecessary proxy solicitation.

The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominee named below unless authority to vote for any or all of the nominees is withheld.

If elected, the Trustee Nominee will serve as a Trustee until the next meeting of the shareholders, if any, called for the purpose of electing all Trustees or until the election and qualification of a successor. If a Trustee sooner dies, resigns, retires (currently expected at the end of the calendar year in which the Trustee turns age 75), or is removed as provided in the organizational documents of the Trust, the Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position. If the Trustee Nominee should become unavailable for election at the Meeting due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Independent Trustees may recommend.

The Trust is not required, and do not intend, to hold annual shareholder meetings for the purpose of electing Trustees. Shareholders also have the right to call a meeting to remove a Trustee or to take other action described in the Trust’s organizational documents. Also, if at any time less than a majority of the Trustees holding office have been elected by the Trust’s shareholders, the Trustees then in office will promptly call a shareholder meeting for the purpose of electing one or more Trustees.

The Trustee Nominee and her background are shown on the following pages. This information includes each Trustee’s and Trustee Nominee’s name, age, principal occupation(s) and other information about each Trustee and Trustee Nominee’s professional background, including other directorships the Trustee or the Trustee Nominee holds or held, during the past five years. The address of each Trustee and the Trustee Nominee is 151 Detroit Street, Denver, Colorado 80206. Each Trustee serves, and the Trustee Nominee, if so elected will serve, as a trustee of Janus Aspen Series (“JAS”), another registered investment company advised by Janus Capital (JAS and the Trust, are collectively referred to herein as the “Janus Funds”). Collectively, the Janus Funds consist of 58 series as of December 29, 2016.

Name, Year of Birth, and Position(s) with the Trust	Length of Time Served for the Trust	Number of Funds in Fund Complex Overseen or to be Overseen by Nominee	Principal Occupation(s) and Other Directorships Held by Nominee During Past Five Years
TRUSTEE NOMINEE:
Diane L. Wallace Year of Birth: 1958	N/A	58	Retired. Independent Trustee, Henderson Global Funds (13 portfolios) (since 2015); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust and State Farm Variable Product Trust (28 portfolios) (since 2013).
INDEPENDENT TRUSTEES:
Alan A. Brown Year of Birth: 1962 Trustee	1/13-Present	58	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management). Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).
William D. Cvengros Year of Birth: 1948 Trustee	1/11-Present	58	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994). Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).
Raudline Etienne Year of Birth: 1965 Trustee	6/16-Present	58	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011). Director of Brightwood Capital Advisors, LLC (since 2014).
William F. McCalpin Year of Birth: 1957 Chairman Trustee	1/08-Present 6/02-Present	58	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006). Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grant making foundation).

Name, Year of Birth, and Position(s) with the Trust	Length of Time Served for the Trust	Number of Funds in Fund Complex Overseen or to be Overseen by Nominee	Principal Occupation(s) and Other Directorships Held by Nominee During Past Five Years
Gary A. Poliner Year of Birth: 1953 Trustee	6/16-Present	58	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company. Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).
James T. Rothe Year of Birth: 1943 Trustee	1/97-Present	58	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ. Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart Year of Birth: 1944 Trustee	6/84-Present	58	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).
Linda S. Wolf Year of Birth: 1947 Trustee	11/05-Present	58	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005). Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

General Information Regarding the Board of Trustees

The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and each Fund on behalf of Fund shareholders. Each member of the Board is an Independent Trustee, including the Board’s Chairman. The Board’s responsibilities include, but are not limited to, oversight of the Funds’ officers and service providers, including Janus Capital, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Funds’ service providers, including the investment advisory agreements with Janus Capital and the Funds’ sub-advisers. The Trustees are also responsible for determining or changing the Funds’ investment objectives, policies, and available investment techniques, as well as for overseeing the Trust’s Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel, an independent fee consultant, and other specialists as appropriate, all of whom are selected by the Trustees. The Trustees also meet regularly with and without representatives of Janus Capital or its affiliates present.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board as a whole is responsible for oversight of the annual process by which the Board considers and approves each Fund’s investment advisory agreement with Janus Capital, but specific matters related to oversight of the Funds’ independent auditors have been delegated by the Board to its Audit Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chairman of the Board (“Board Chairman”) is responsible for presiding at all meetings of the Board, and has other duties as may be assigned by the

Trustees from time to time. The Board Chairman also serves as the Board’s liaison to Janus Capital with respect to all matters related to the Funds that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) the number of Funds overseen and the various investment objectives of those Funds; (2) the manner in which the Funds’ shares are marketed and distributed; and (3) the responsibilities entrusted to Janus Capital and its affiliates to oversee the Trust’s day-to-day operations, including the management of each Fund’s portfolio and the distribution of Fund shares. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Janus Funds in the complex.

There were     regular meetings and     special meetings of the Trustees held during the 12 months ended December 31, 2016. Each Trustee attended all of these meetings with few exceptions during that 12-month period. Because the Trust is not required to convene annual shareholder meetings, there is no policy requiring Trustee attendance at such meetings.

Committees of the Board of Trustees

The Board of Trustees has six standing committees that perform specialized functions: an Audit Committee, a Brokerage Committee, an Investment Oversight Committee, a Legal and Regulatory Committee, a Nominating and Governance Committee, and a Pricing Committee. Each committee is comprised entirely of Independent Trustees and has a written charter that delineates its duties and powers. Each committee reviews and evaluates matters as specified in its charter and makes recommendations to the Trustees as it deems appropriate. Each committee may utilize the resources of counsel to the Independent Trustees and the Trust, independent auditors and other experts. The committees normally meet in conjunction with regular meetings of the Trustees but may convene at other times (in person or by telephone) as deemed appropriate or necessary. The membership and chairperson of each committee is appointed by the Trustees upon recommendation of the Trust’s Nominating and Governance Committee.

Audit Committee.    The Audit Committee reviews the Trust’s financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, Form N-CSR filings, and the audit process. The Committee’s review of the audit process includes, among other things, the appointment, compensation and oversight of the Trust’s independent auditor, which performs the audits of the Funds’ financial statements, and pre-approval of all audit and non-audit services. The Committee receives annual representations from the Trust’s independent auditor as to its independence. Currently, the members of the Audit Committee are: William D. Cvengros (Chair), Gary A. Poliner and William D. Stewart. The Committee held meetings during the 12 months ended December 31, 2016.

Brokerage Committee.    The Brokerage Committee reviews and makes recommendations regarding matters related to the Trust’s use of brokerage commissions and placement of Fund portfolio transactions. Currently, the members of the Brokerage Committee are: Alan A. Brown (Chair), James T. Rothe, and William D. Stewart. The Committee held meetings during the 12 months ended December 31, 2016.

Investment Oversight Committee.    The Investment Oversight Committee oversees the investment activities of the Funds. The Committee meets regularly with investment personnel at Janus Capital and any subadviser to a Fund to review the investment performance and strategies of the Funds in light of their stated investment objectives and policies. The Committee reviews various matters related to the operations of the Trust’s money market funds, including compliance with the Trust’s Money Market Fund Procedures and Rule 2a-7 under the 1940 Act. Currently, the members of the Investment Oversight Committee are: William F. McCalpin (Chair), Alan A. Brown, William D. Cvengros, Raudline Etienne, Gary A. Poliner, James T. Rothe, William D. Stewart, and Linda S. Wolf. Mr. Cvengros serves as the Lead Trustee for money market matters. The Committee held meetings during the 12 months ended December 31, 2016.

Legal and Regulatory Committee.    The Legal and Regulatory Committee oversees compliance with various procedures adopted by the Trust, reviews certain regulatory filings made with the SEC, and oversees, among other matters, the implementation and administration of the Trust’s Proxy Voting Guidelines. Currently, the members of the Legal and Regulatory Committee are: Linda S. Wolf (Chair), Alan A. Brown, Gary A Poliner and William F. McCalpin. The Committee held meetings during the 12 months ended December 31, 2016.

Nominating and Governance Committee.    The Nominating and Governance Committee identifies and recommends individuals for Trustee membership, consults with Fund officers and the Board Chairman in planning Trustee meetings, and oversees the administration of, and ensures compliance with, the Governance Procedures and Guidelines adopted by the Trustees, which includes review of, and proposed changes to, Trustee compensation. In addition, the Nominating and Governance Committee leads the Trustees’ annual self-assessment process. Currently, the members of the Nominating and Governance Committee are: James T. Rothe (Chair), William F. McCalpin, and Linda S. Wolf. The Committee held meetings during the 12 months ended December 31, 2016.

Pricing Committee.    The Pricing Committee determines the fair value of restricted and other securities for which market quotations are not readily available, or that are deemed not to be reliable, pursuant to procedures adopted by the Trustees. The Committee also reviews other matters related to pricing the Janus Funds’ securities. Currently, the members of the Pricing Committee are: William D. Stewart (Chair), Raudline Etienne, James T. Rothe, and Linda S. Wolf. The Committee held     meetings during the 12 months ended December 31, 2016.

Process for Identifying and Evaluating Trustee Nominees and Nominee Qualifications

The Nominating and Governance Committee of the Board is responsible for identifying and nominating candidates for appointment as Trustees. As stated in the Committee’s charter, (1) the principal criterion for selection of candidates for the Board is the candidate’s ability to contribute to the overall functioning of the Board and to carry out the responsibilities of a Trustee, and (2) the Trustees should, collectively, represent a broad cross section of backgrounds, functional disciplines, and experience. In considering a potential candidate’s qualifications to serve as a Trustee, the Committee may also take into account a variety of other diverse criteria, including, but not limited to (i) knowledge of the investment company industry; (ii) relevant experience; (iii) educational background; (iv) reputation for high ethical standards and personal and professional integrity; (v) financial, technical or other expertise; (vi) time commitment to the performance of duties of a Trustee; (vii) stature commensurate with the responsibility of representing Fund shareholders; and (viii) if a candidate is nominated for an Independent Trustee position, that the person meets the independence criteria established by the 1940 Act and the Governance Procedures and Guidelines adopted by the Trustees.

Consistent with the Trust’s organizational documents and procedures adopted by the Committee, the Committee will consider Trustee nominations made by shareholders. Shareholders of a Fund may submit names of potential candidates for consideration by the Committee by submitting their recommendations to the Trust’s Secretary, at the address of the principal executive office of the Trust, in accordance with procedures adopted by the Committee. A copy of such procedures is included as Appendix 1 to the Nominating and Governance Committee Charter attached to this Proxy Statement as Appendix L.

The Committee may use any process it deems appropriate for identifying and evaluating candidates for service as a Trustee, which may include, without limitation, personal interviews, background checks, written submissions by the candidates, third party references and the use of consultants, including professional recruiting firms, which the Committee utilized to assist its efforts to identify and evaluate potential nominees during its most recent search. The Committee will evaluate nominees for a particular vacancy using the same process regardless of whether the nominee is submitted by a Fund shareholder or identified by some other means. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, the contributions of individual Trustees, whether the Board has an appropriate size and the right mix of characteristics, experiences and skills, and whether the age distribution and diversity among the Trustees is appropriate.

After completion of its process to identify and evaluate Trustee nominees, and after giving due consideration to all factors it deemed appropriate, the Committee approved for nomination, and recommended that the Trustees approve for nomination, the Trustee Nominee identified herein. The Committee believes that if elected, the Trustee Nominee qualifies to serve as an Independent Trustee. The Trustee Nominee’s background is detailed above.

The Committee and the Trustees considered the totality of the information available to them, and took into account the specific experience, qualifications, attributes or skills discussed below to conclude that each Trustee and Trustee Nominee should serve as a Trustee, in light of the Trust’s business and structure. In reaching these conclusions, the Committee and the Trustees, in the exercise of their reasonable business judgment, evaluated each Trustee and Trustee Nominee based on the criteria described above, and reviewed the specific experience, qualifications, attributes or skills that each Trustee and Trustee Nominee presented, none of which by itself was considered dispositive.

Trustee Nominee

Diane L. Wallace:    Service as Independent Trustee of Henderson Global Funds and other leading investment management firms, and as Chief Operating Officer, Senior Vice President of Operations, Treasurer and Chief Financial Officer of a leading investment management firm.

Independent Trustees

Alan A. Brown:    Service as Executive Vice President and as Chief Marketing Officer of a leading investment management firm, a corporate and fund director, and as an executive with a private equity real estate investment management firm, and a Fund Independent Trustee since 2013.

William D. Cvengros:    Service as Chief Executive Officer and President of a leading publicly traded investment management firm, Chief Investment Officer of a major life insurance company, a corporate and fund director, and in various capacities with private investment firms, and a Fund Independent Trustee since 2011.

Raudline Etienne:    Service as Deputy Controller and Chief Investment Officer of a large public pension fund, Senior Vice President and Senior Adviser to a global strategy firm, and a Fund Independent Trustee since 2016.

William F. McCalpin:    Service as Chief Operating Officer of a large private family foundation, Chairman and Director of an unaffiliated fund complex, and a Fund Independent Trustee since 2002 and Independent Chairman of the Board of Trustees since 2008.

Gary A. Poliner:    Service as President, and Vice President and Chief Risk Officer, of a large life insurance company, a director of private companies, service as director and Chairman and Director of unaffiliated fund complexes, and a Fund Independent Trustee since 2016.

James T. Rothe:    Co-founder and Managing Director of a private investment firm, former business school professor, service as a corporate director, and a Fund Independent Trustee since 1997.

William D. Stewart:    Service as a corporate vice president of a NASDAQ-listed industrial manufacturer and a Fund Independent Trustee since 1984.

Linda S. Wolf:    Service as Chairman and Chief Executive Officer of a global advertising firm, service on multiple corporate and nonprofit boards, and a Fund Independent Trustee since 2005.

Board Oversight of Risk Management

Janus Capital, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management. The Board, as part of its overall oversight responsibilities for the Funds’ operations, oversees Janus Capital’s risk management efforts with respect to the Janus funds. In the exercise of its reasonable business judgment, the Board also separately considers potential risks that may impact the Funds. The Board discharges its oversight duties and considers potential risks in a number of different ways, including, but not limited to, receiving reports on a regular basis, either directly or through an appropriate committee, from Janus Capital and its officers. Reports received include those from, among others, Janus Capital’s (1) senior managers responsible for oversight of global risk, including, for example, those responsible for oversight of cyber risks; (2) senior managers responsible for oversight of portfolio construction and trading risk; (3) Chief Compliance Officer; and (4) Director of Internal Audit. At the time these reports are presented, the Board or the committee receiving the report will, as it deems necessary, invite the presenter to participate in an executive session to discuss matters outside the presence of any other officers or representatives of Janus Capital or its affiliates. The Board also receives reports from other entities and individuals unaffiliated with Janus Capital, including reports from the Funds’ other service providers and from independent consultants hired by the Board.

Various Board committees also will consider particular risk items as the committee addresses items and issues specific to the jurisdiction of that committee. For example, the Pricing Committee will consider valuation risk as part of its regular oversight responsibilities, and similarly, the Brokerage Committee will consider counterparty risk associated with the Funds’ portfolio transactions. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Fund matters brought before the Board.

The Board has appointed a Chief Compliance Officer for the Funds (“Fund CCO”) who (1) reports directly to the Board and (2) provides a comprehensive written report annually and presents quarterly at the Board’s regular meetings. The Fund CCO, who also serves as Janus Capital’s Chief Compliance Officer, discusses relevant risk issues that may impact the Funds and/or Janus Capital’s services to the Funds, and routinely meets with the Board in private without representatives of Janus Capital or its affiliates present. The Fund CCO also provides the Board with updates on the application of the Funds’ compliance policies and procedures, including how these procedures are designed to mitigate risk and what, if any, changes have been made to enhance the procedures. The Fund CCO may also report to the Board on an ad hoc basis in the event that he identifies issues associated with the Funds’ compliance policies and procedures that could expose the Funds to additional risk or adversely impact the ability of Janus Capital to provide services to the Funds.

The Board believes that its leadership structure permits it to effectively discharge its oversight responsibilities with respect to the Funds’ risk management process.

Trustee Share Ownership

Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. For each Trustee, these investments are expected, in the aggregate and at a minimum, to equal median Trustee annual compensation with an allowance for new Trustees to reach this level of investment over time. These investments may include amounts held under a deferred compensation plan that are valued based on “shadow investments” in such funds. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.

The dollar range of equity securities beneficially owned by each Trustee and Trustee Nominee in each Fund and all Janus Funds overseen by the Trustee as of December 31, 2016 in the aggregate is set forth in Appendix H to this Proxy Statement. The number of shares of each Fund beneficially owned by each Trustee and Trustee Nominee and by the Trustee, Trustee Nominee and executive officers as a group as of December 31, 2016 is set forth in Appendix H to this Proxy Statement.

Compensation of Trustees

The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs/leads and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds and those amounts are included below. Janus Capital pays any Trustee not considered an “independent” Trustee, for their services as a Trustee. All of the Trustees and the Trustee Nominee are “independent;” therefore, none of the Trustees are paid by Janus Capital. The Trust and other funds managed by Janus Capital pay all or a portion of the compensation and related expenses of the Fund CCO and compliance staff, as well as certain Fund officers and Janus Capital employees, as authorized from time to time by the Trustees.

The Trust’s Nominating and Governance Committee, which consists solely of Independent Trustees, annually reviews and recommends to the Independent Trustees any changes to compensation paid by the Funds to the Independent Trustees. The Independent Trustees also meet at least annually to review their fees in connection with the recommendations of the Nominating and Governance Committee, to ensure that such fees continue to be appropriate in light of the Trustees’ responsibilities as well as in relation to fees paid to trustees of other similarly situated mutual fund complexes.

The tables set forth in Appendix I to this Proxy Statement show, for each Trustee, the compensation paid by each Fund to each Trustee for its last fiscal year, as well as the total compensation paid by all Janus Funds to each Trustee for the calendar year ended December 31, 2016.

Officers of the Trust

The officers of the Trust and their principal occupations are set forth in Appendix J to this Proxy Statement.

Shareholder Approval

Election of the Trustee Nominee will be determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares of all funds of the Trust, including all Funds listed in this Proxy Statement and each other series of the Trust for which votes are being solicited pursuant to separate proxy statements.

For purposes of determining the election of the Trustee Nominee, abstentions and broker non-votes will have no effect on the outcome of the vote.

If elected by shareholders, it is expected that the Trustee Nominee will be seated as Trustees of the Trust prior to the first meeting of the Board of Trustees of the Trust held after the consummation of the Transaction. The election of the trustee nominee is contingent on the closing of the Transaction. If the Transaction is not consummated, the trustee will not join the Board of Trustees.

The Board unanimously recommends that shareholders of the Trust vote FOR the Trustee Nominee.

PROPOSAL 5

APPROVAL OF MANAGER OF MANAGERS PROPOSAL

(All Funds except Janus Adaptive Global Allocation Fund and

INTECH Emerging Markets Managed Volatility Fund)

The Board has approved, and recommends that shareholders approve, a proposal authorizing the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board, but without obtaining additional shareholder approval (the “Manager of Managers Proposal”).

The Manager of Managers Proposal

Shareholder Approval of Sub-Advisory Agreements.    Federal securities laws generally require that shareholders approve agreements with a sub-adviser. Shareholder approval also is required if the terms of existing sub-advisory agreements are changed materially or if there is a change in control of the sub-adviser. In order to obtain shareholder approval, a fund must call and conduct shareholder meetings, prepare and distribute proxy materials and solicit votes from shareholders. The process can be costly and time-consuming. The Board believes that it is in the Funds’ best interests if the Board represents their interests in approving or rejecting recommendations made by the Adviser regarding sub-advisers. This approach will avoid the costs and delays associated with holding shareholder meetings to obtain approval for future changes.

SEC Exemptive Order.    On July 29, 2014, the SEC granted an order exempting the Trust and the Adviser from the federal securities law requirements to obtain shareholder approval regarding sub-advisory agreements between Janus Capital and wholly-owned sub-advisers and unaffiliated sub-advisers (the “SEC Exemptive Order”). The SEC Exemptive Order permits the Adviser to select sub-advisers to manage all or a portion of the assets of a Fund and enter into sub-advisory agreements with sub-advisers, and materially amend sub-advisory agreements with sub-advisers, subject to the approval of the Board, including a majority of the Independent Trustees, without obtaining shareholder approval. Before a Fund may rely on the SEC Exemptive Order, the operation of the Fund in the manner permitted by the SEC Exemptive Order must be approved by shareholders.

Under the SEC Exemptive Order, the Trust and the Adviser are subject to several conditions imposed by the SEC to ensure that the interests of the Funds’ shareholders are adequately protected. Among these conditions are that within 90 days of the hiring of a new sub-adviser, a Fund will provide shareholders with an information statement, or with a notice of the availability of such information statement, that contains substantially the same information about the sub-adviser, the sub-advisory agreement and the sub-advisory fee that the fund would otherwise have been required to send to shareholders in a proxy statement.

Shareholder approval of the Manager of Managers Proposal will not result in an increase or decrease in the total amount of investment advisory fees that would be paid by a Fund to the Adviser.

Board Considerations

The Board believes that it is in the best interest of each Fund to afford the Adviser the flexibility to provide investment advisory services to each Fund through one or more sub-advisers that have particular expertise in the type of investments in which a Fund invests.

As described above, without the ability to utilize the SEC Exemptive Order, in order for the Adviser to appoint a new sub-adviser or modify a sub-advisory agreement materially, the Board must call and hold a shareholder meeting of that Fund, create and distribute proxy materials and solicit votes from the Fund’s shareholders. This process is time consuming and costly. Without the delay inherent in holding shareholder meetings, the Adviser would be able to act more quickly to appoint a new sub-adviser if and when the Board and the Adviser believe that the appointment would benefit the Fund. The Board believes that granting the Adviser (subject to review and approval by the Board) maximum flexibility to select sub-advisers, without incurring the delay or expense of obtaining further shareholder approval, is in the best interest of the Funds because it will allow each Fund to operate more efficiently.

In addition, the Board believes that it is appropriate to vest the selection of sub-advisers in the Adviser (subject to review and approval by the Board) in light of the Adviser’s investment advisory expertise and its experience in selecting sub-advisers. The Board believes that if in the future it becomes appropriate to add or change a sub-adviser to your Fund, it can access this expertise and experience in ways that can add value to the Fund and its shareholders.

Although no new sub-advisory arrangements or changes to any Fund’s existing sub-advisory arrangement are being recommended in connection with the Transaction, except for Janus Asia Equity Fund and Janus Global Real Estate Fund (described further in Proposal 3), the Adviser expects to continue to evaluate these relationships, including evaluating the capabilities of the existing Sub-Advisers, the capabilities of other possible sub-advisers and the enhanced capabilities of Janus Henderson, assuming the Transaction occurs. If that evaluation results in a recommendation to implement a new sub-advisory relationship or change any existing sub-advisory relationship, either in connection with the Transaction or separately, that recommendation could not be implemented without Board approval.

Finally, the Board believes that it will retain sufficient oversight of each Fund’s sub-advisory arrangements to seek to ensure that shareholders’ interests are protected whenever the Adviser selects a sub-adviser or modifies a sub-advisory agreement. The Board will continue to evaluate and to approve all proposed sub-advisory agreements, as well as any proposed modifications to existing sub-advisory agreements. In doing so, the Trustees will analyze such factors that they consider to be relevant to the determination. The terms of each sub-advisory agreement will include those required by applicable provisions of the 1940 Act, except for the specific provisions of the 1940 Act from which the SEC Exemptive Order provides relief.

Shareholder Approval

To become effective with respect to a Fund, the Manager of Managers Proposal must be approved by a 1940 Act Majority of the Fund, with all classes of shares voting together as a single class. For purposes of determining the approval of the Manager of Managers Proposal, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

An unfavorable vote on the Manager of Managers Proposal by the shareholders of one Fund will not affect the implementation of the Manager of Managers Proposal by another Fund if the Manager of Manager Proposal is approved by the shareholders of that Fund.

Shareholder approval of the Manager of Managers Proposal is not being sought with respect to Janus Adaptive Global Allocation Fund and INTECH Emerging Markets Managed Volatility Fund, as such Funds have already implemented the manager of managers structure at their inception.

If shareholders of a Fund approve the Manager of Managers Proposal, the Proposal will take effect whether or not the Transaction is consummated.

The Board unanimously recommends that shareholders of each Fund vote FOR approval of the Manager of Manager’s Proposal.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based on the Audit Committee’s recommendation, the Board of Trustees, all of whom are Independent Trustees, selected PricewaterhouseCoopers LLP (“PwC”) as the Trust’s independent registered public accounting firm during the Trust’s current fiscal years. In accordance with Independence Standards Board Standard No. 1 (“ISB No. 1”), PwC has confirmed to the Trust’s Audit Committee that it is an independent registered accounting firm with respect to the Funds. Representatives of PwC will be available at the Meeting to answer appropriate questions concerning the Trust’s financial statements and will have an opportunity to make a statement if they so choose.

Audit Fees.    The aggregate fees billed for professional services rendered by PwC for the audit of annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for the fiscal years ending in 2016 and 2015 for each Fund and Janus Capital or entities controlling, controlled by, or under common control with Janus Capital that provide ongoing services to the Funds (collectively, “Fund Service Providers”), are listed in the tables set forth in Appendix K to this Proxy Statement.

Audit-Related Fees.    The aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the financial statements and are not reported under “Audit Fees” above for the fiscal years ending in 2016 and 2015 for each Fund and the Fund Service Providers are listed in the tables set forth in Appendix K to this Proxy Statement. The nature of the services comprising the fees disclosed under this category includes the review of semiannual reports to shareholders.

Tax Fees.    The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning for the fiscal years ending in 2016 and 2015 for each Fund and the Fund Service Providers are listed in the tables set forth in Appendix K to this Proxy Statement. The nature of the services comprising the fees disclosed under this category includes tax compliance, tax planning, tax advice, and corporate actions review.

All Other Fees.    The aggregate fees billed for products and services provided by PwC, other than the services reported in “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above, for the fiscal years ending in 2016 and 2015 for each Fund and the Fund Service Providers are listed in the tables set forth in Appendix K to this Proxy Statement. The nature of the services comprising the fees disclosed under this category includes the review of semiannual reports to shareholders, an annual study and evaluation of internal accounting controls, training, registration statement review, and Qualified Foreign Individual Investor (“QFII”) services.

Pre-Approval of Certain Services.    The Trust’s Audit Committee Charter requires the Audit Committee to pre-approve any engagement of PwC (i) to provide audit or non-audit services to the Trust or (ii) to provide non-audit services to the Fund Service Providers, if the engagement relates directly to the operations and financial reporting of the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “Pre-Approval Exception”). The Chair of the Audit Committee or, if the Chair is unavailable, another member of the Audit Committee who is an Independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

None of the services rendered by PwC to the Funds or to Janus Capital (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any Fund Service Providers for the fiscal years ending in 2016 and 2015 were pre-approved by the Audit Committee pursuant to the Pre-Approval Exception.

Non-Audit Fees.    The aggregate non-audit fees billed by PwC for services rendered to the Trust, and rendered to Janus Capital (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Providers for the fiscal years ending in 2016 and 2015 are listed in the tables set forth in Appendix K to this Proxy Statement.

The Audit Committee has considered whether the provision of non-audit services that were rendered to Janus Capital (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC’s independence.

ADDITIONAL INFORMATION ABOUT THE MEETING

Quorum and Voting

Each holder of a whole or fractional share shall be entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of net asset value of shares held in such shareholder’s name as of the Record Date. If you are not the owner of record, but your shares are instead held for your benefit by a financial intermediary such as a retirement plan service provider, broker-dealer, bank trust department, insurance company, or other financial intermediary, that financial intermediary may request that you provide instruction on how to vote the shares you beneficially own. Your financial intermediary will provide you with additional information.

Thirty percent of the shares entitled to vote of each Fund shall be a quorum for the transaction of business by that Fund at the Meeting. Any lesser number is sufficient for adjournments. Quorum with respect to each proposal is described in greater detail below. In the event that the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the proposal. Any such adjournment or postponement as to the proposal will require the affirmative vote of the holders of a majority of the shares of the applicable Fund, present in person or by proxy at the Meeting. If a quorum is not present, the persons named as proxies will vote the proxies for the Fund (excluding broker non-votes and abstentions) in favor of such adjournment or postponement if they determine additional solicitation is warranted and in the interest of the Fund.

“Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by a Fund, but are not voted because instructions have not been received from beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. For purposes of voting on a proposal, abstentions and “broker non-votes” will be counted as present for purposes of determining whether a quorum is present, but do not represent votes cast in favor of an adjournment, postponement, or a proposal. Therefore, if your shares are held through a broker or other nominee, it is important for you to instruct the broker or nominee how to vote your shares.

Certain funds in the Janus fund complex are considered “fund of funds” and invest their assets in the Janus funds. Such funds of funds will vote any shares of the Funds for and against any matter in the same proportion as the votes of other shareholders of the underlying funds.

Proposal 1:    Approval of New Investment Advisory Agreement.    Shareholders of each Fund will vote separately on Proposal 1. To become effective with respect to a Fund, the New Advisory Agreements require the affirmative vote of a 1940 Act Majority of the applicable Fund, with all classes of shares voting together as a single class. A 1940 Act Majority means the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. The shares of each Fund will be counted using dollar-based voting. This means that each share of a Fund will represent a number of votes equal to that share’s net asset value on the record date. For purposes of determining the approval of the New Advisory Agreements, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

An unfavorable vote on the proposal to approve the New Advisory Agreement by the shareholders of one Fund will not affect the implementation of the proposal by another Fund if the proposal is approved by the shareholders of that Fund. However, the proposal will only take effect upon the closing of the Transaction, which is conditioned upon obtaining the approval of new investment advisory agreements by shareholders of Janus funds representing a specified percentage of assets under management.

Proposal 2:     Approval of New Investment Sub-Advisory Agreement with Current Sub-Adviser.    Shareholders of each INTECH Fund, each Perkins Fund and Janus Asia Equity Fund will vote separately on Proposal 2. To become effective with respect to a Fund, the New Sub-Advisory Agreement must be approved by a 1940 Act Majority of the applicable Fund, with all classes of shares voting together as a single class. The shares of each Fund will be counted using dollar-based voting. This means that each share of a Fund will represent a number of votes equal to that share’s net asset value on the record date. For purposes of determining the approval of each New Sub-Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

An unfavorable vote on the proposal to approve the New Sub-Advisory Agreement by the shareholders of one Fund will not affect the implementation of the proposal by another Fund if the proposal is approved by the shareholders of that Fund. However, the proposal will only take effect upon the closing of the Transaction, which is conditioned upon obtaining the approval of new investment advisory agreements by shareholders of Janus funds representing a specified percentage of assets under management.

Proposal 3:    Approval of HIML Sub-Advisory Agreement.    Shareholders of each HIML Fund will vote separately on Proposal 3. To become effective with respect to a Fund, the HIML Sub-Advisory Agreement must be approved by a 1940 Act Majority of the Fund, with all classes of shares voting together as a single class. The shares of each Fund will be counted using dollar-based voting. This means that each share of a Fund will represent a number of votes equal to that share’s net asset value on the record date. For purposes of determining the approval of the HIML Sub-Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

An unfavorable vote on the proposal to approve the HIML Sub-Advisory Agreement by the shareholders of one Fund will not affect the implementation of the proposal by the other Fund if the proposal is approved by the shareholders of that Fund. However, the proposal will only take effect upon the closing of the Transaction, which is conditioned upon obtaining the approval of new investment advisory agreements by shareholders of Janus funds representing a specified percentage of assets under management.

Proposal 4:    Trustee Election.    Election of an additional Trustee will be determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares with respect to each fund in the Trust. All series of the Trust, including certain funds not included in this Proxy Statement, are being solicited with respect to the election of the Trustee Nominee pursuant to separate proxy statements. The presence in person or by proxy of the holders of record of 30% of the aggregate total shares entitled to vote of all funds in the Trust constitutes a quorum at the Meeting with respect to this Proposal 4, with all classes of shares of the fund voting together as a single class.

Proposal 5:    Approval of Manager of Managers Proposal.    Shareholders of each Fund (except for INTECH Emerging Markets Managed Volatility Fund and Janus Adaptive Global Allocation Fund) will vote separately on Proposal 5. To become effective with respect to a Fund, the Manager of Managers Proposal must be approved by a 1940 Act Majority of the Fund, with all classes of shares voting together as a single class. The shares of each Fund will be counted using dollar-based voting. This means that each share of a Fund will represent the number of votes equal to that share’s net asset value on the record date. For purposes of determining the approval of the Manager of Managers Proposal, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

An unfavorable vote on the Manager of Managers Proposal by the shareholders of one Fund will not affect the implementation of the Manager of Managers Proposal by another Fund if the Manager of Manager Proposal is approved by the shareholders of that Fund.

Fund Share Ownership

The number of outstanding shares and net assets of each class of each Fund, as applicable, as of the close of business on the Record Date, is included in Appendix A to this Proxy Statement.

Beneficial owners of 5% or more of the outstanding shares of each class of each Fund are provided in Appendix M to this Proxy Statement. To the best knowledge of the Trust, no person or entity beneficially owned more than 5% of the outstanding shares of any class of a Fund except as stated in Appendix M. To the best knowledge of the Trust, entities shown as owning 25% or more of a Fund, unless otherwise indicated, are not the beneficial owners of such shares.

Solicitation of Proxies

Janus will pay the fees and expenses related to each proposal, including the cost of the preparation of these proxy materials and their distribution, and all other costs incurred with the solicitation of proxies, the Meeting, including any additional solicitation made by letter, telephone, or otherwise.

In addition to solicitation of proxies by mail, certain officers and representatives of the Trust, certain officers and employees of the Adviser or its affiliates, and certain financial services firms and their representatives, without extra compensation, or a solicitor, may conduct additional solicitations personally, by telephone, U.S. mail, verbal, internet, email, or by any other means available.

Janus has engaged Computershare, a professional proxy solicitation firm, to assist in the solicitation of proxies for the Funds, at an estimated cost of $15,543,000 plus any out-of-pocket expenses. Among other things, Computershare will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Brokers, banks, and other fiduciaries may be required to forward soliciting material to their principals on behalf of a Fund and to obtain authorization for the execution of proxies. To the extent Janus or a Fund would have directly borne the expenses for those services, Janus will reimburse those intermediaries for their expenses. The Board has determined that the use of this Proxy Statement is in the best interest of each Fund in light of the similar proposals being considered and voted on by the shareholders of each Fund. Certain other Janus funds, not listed in this Proxy Statement, will also hold meetings of shareholders with similar proposals. If you were also a shareholder of record of one or more of those other funds on the record date established for the meetings of shareholders of such other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds.

As the Meeting date approaches, certain shareholders whose votes have not been received may receive telephone calls from a representative of Computershare. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. Janus believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for certain identifying information from each shareholder. Then the representative will ask the shareholder to vote their shares by telephone, and ask for the shareholder’s instructions on the proposal(s). Although the representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote. The representative may read the recommendations set forth in this Proxy Statement. The representative will record the shareholder’s instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call 866-492-0863 immediately if his or her instructions are not accurately reflected in the confirmation.

Telephone Touch-Tone Voting.    Shareholders may provide their voting instructions through telephone touch-tone voting by following the instructions on the proxy card(s). Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

Internet Voting.    Shareholders may provide their voting instructions through Internet voting by following the instructions on the proxy card(s). Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet session, will, upon request, receive an e-mail confirming their voting instructions.

If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement in the postage-paid envelope provided or otherwise mailed or provided to the shareholder, or attend the Meeting in person. Shareholders requiring additional information regarding the proxy or replacement proxy card(s) may contact Computershare at 866-492-0863. Any proxy given by a shareholder is revocable until voted at the Meeting.

Revoking a Proxy.    Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, will be voted “FOR” the proposal(s), as described in this Proxy Statement.

Shares Held by Accounts of Insurance Companies.    Shares of the Funds may be held by certain separate accounts of insurance companies to fund benefits payable under certain variable annuity contracts and variable life insurance policies. Your insurance company may request that you provide it with voting instructions for your beneficially held shares of any such separate account. If you do not provide voting instructions to your insurance company, it may vote all of the shares held in that separate account in the same proportions as the voting actually received from its other variable contract holders for that separate account.

Attending the Meeting.    If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you may be asked to show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a broker, bank or other intermediary, in order to gain admission you may be asked to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other intermediary you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other intermediary and present it at the Meeting. You may contact Computershare at 866-492-0863 to obtain directions to the site of the Meeting.

Shareholder Proposals for Subsequent Meetings

The Funds are not required, and do not intend, to hold annual shareholder meetings. Shareholder meetings may be called from time to time as described in the Amended and Restated Agreement and Declaration of Trust and the Amended and Restated Bylaws of the Trust.

Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a Fund’s proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund’s securities to be voted at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been submitted within a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in a Fund’s proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund within a reasonable time before the Fund begins to print and mail the proxy materials for that meeting.

A shareholder wishing to submit a proposal for inclusion in a proxy statement subsequent to the Meeting, if any, should send the written proposal to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, within a reasonable time before a Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Funds began to mail this Proxy Statement. The timely submission of a proposal does not guarantee its inclusion in the proxy materials.

Shareholder Communications

The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust’s Secretary at the address of the Trust’s principal executive office. All such communications received by the Trust’s Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board of Trustees, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chairperson of the Nominating and Governance Committee and the independent counsel to the Trustees for further distribution, as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

Reports to Shareholders and Financial Statements

The annual report to shareholders of the Funds, including financial statements of each Fund, has previously been sent to shareholders. The Funds provide annual and semiannual reports to their shareholders that highlight relevant information, including investment results and a review of portfolio changes. Additional copies of the Funds’ most recent annual report and any more recent semiannual report are available, without charge, by calling a Janus representative at 1-877-335-2687 (or 1-800-525-3713 if you hold shares directly with Janus Services), via the Internet at janus.com/info (or janus.com/reports if you hold shares directly with Janus Services), or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206.

To avoid sending duplicate copies of materials to households, the Funds may mail only one copy of each report or this Proxy Statement to shareholders having the same last name and address on the Funds’ records. The consolidation of these mailings benefits the Funds through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should contact the Funds’ transfer agent, Janus Services, at 1-800-525-3713 or notify the Funds’ transfer agent in writing at P.O. Box 55932, Boston, Massachusetts 02205-5932.

Other Matters to Come Before the Meeting

The Board of Trustees is not aware of any matters that will be presented for action at the Meeting other than the matters described in this Proxy Statement. Should any other matter requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters, in accordance with their best judgment in the interest of the Trust and/or Funds.

Please vote by Internet or telephone promptly, or complete, sign and return the enclosed proxy card(s). No postage is required if you mail your proxy card(s) in the United States.

By Order of the Board of Trustees,
/s/ Bruce L. Koepfgen
Bruce L. Koepfgen
President and Chief Executive Officer of
Janus Investment Fund

APPENDIX LIST

Appendix A – Shares Outstanding and Net Assets
Appendix B – Dates Relating to Current Advisory Agreements
Appendix C – Advisory Fee Rates
Appendix D – Dates Relating to Current Sub-Advisory Agreements
Appendix E – Comparable Funds
Appendix F – Information Regarding Officers and Directors of Adviser and Sub-Advisers
Appendix G – Fees Paid
Appendix H – Share Ownership
Appendix I – Compensation of Trustees
Appendix J – Principal Officers of the Trust and Their Principal Occupations
Appendix K – Audit and Related Fees
Appendix L – Nominating and Governance Committee Charter
Appendix M – Principal Holders
Appendix N – Form of New Advisory Agreement
Appendix O – Form of New INTECH Sub-Advisory Agreement
Appendix P – Form of New Perkins Sub-Advisory Agreement
Appendix Q – Form of New Janus Singapore Sub-Advisory Agreement
Appendix R – Form of HIML Sub-Advisory Agreement

Appendix A

Shares Outstanding and Net Assets

The following charts show the shares outstanding and net assets of each class of each Fund as of December 29, 2016.

Fund	Share Class	Total Number of Outstanding Shares	Net Assets
Janus Adaptive Global Allocation Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class N Shares
Class S Shares
Class T Shares
Janus Asia Equity Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class S Shares
Class T Shares
Janus Balanced Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class N Shares
Class R Shares
Class S Shares
Class T Shares
Janus Contrarian Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class R Shares
Class S Shares
Class T Shares
Janus Diversified Alternatives Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class N Shares
Class S Shares
Class T Shares
Janus Enterprise Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class N Shares
Class R Shares
Class S Shares
Class T Shares
Janus Flexible Bond Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class N Shares
Class R Shares
Class S Shares
Class T Shares
Janus Forty Fund
Class A Shares
Class C Shares
Class I Shares
Class N Shares
Class R Shares
Class S Shares
Class T Shares

Fund	Share Class	Total Number of Outstanding Shares	Net Assets
Janus Global Allocation Fund – Conservative
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class S Shares
Class T Shares
Janus Global Allocation Fund – Growth
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class S Shares
Class T Shares
Janus Global Allocation Fund – Moderate
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class S Shares
Class T Shares
Janus Global Bond Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class N Shares
Class S Shares
Class T Shares
Janus Global Life Sciences Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class S Shares
Class T Shares
Janus Global Real Estate Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class S Shares
Class T Shares
Janus Global Research Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class R Shares
Class S Shares
Class T Shares
Janus Global Select Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class R Shares
Class S Shares
Class T Shares
Janus Global Technology Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class S Shares
Class T Shares
Jason Global Unconstrained Bond Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares

Fund	Share Class	Total Number of Outstanding Shares	Net Assets
Class N Shares
Class S Shares
Class T Shares
Janus Government Money Market Fund
Class D Shares
Class T Shares
Janus Growth and Income Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class R Shares
Class S Shares
Class T Shares
Janus High-Yield Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class N Shares
Class R Shares
Class S Shares
Class T Shares
Janus International Equity Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class N Shares
Class R Shares
Class S Shares
Class T Shares
Janus Money Market Fund
Class D Shares
Class T Shares
Janus Multi-Sector Income Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class N Shares
Class S Shares
Class T Shares
Janus Overseas Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class N Shares
Class R Shares
Class S Shares
Class T Shares
Janus Real Return Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class S Shares
Class T Shares
Janus Research Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class N Shares
Class S Shares
Class T Shares
Janus Short-Term Bond Fund
Class A Shares
Class C Shares
Class D Shares

Fund	Share Class	Total Number of Outstanding Shares	Net Assets
Class I Shares
Class N Shares
Class S Shares
Class T Shares
Janus Triton Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class N Shares
Class R Shares
Class S Shares
Class T Shares
Janus Venture Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class N Shares
Class S Shares
Class T Shares
INTECH Emerging Markets Managed Volatility Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class S Shares
Class T Shares
INTECH Global Income Managed Volatility Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class S Shares
Class T Shares
INTECH International Managed Volatility Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class S Shares
Class T Shares
INTECH U.S. Managed Volatility Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class N Shares
Class S Shares
Class T Shares
Perkins Global Value Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class N Shares
Class S Shares
Class T Shares
Perkins International Value Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class N Shares
Class S Shares
Class T Shares
Perkins Large Cap Value Fund
Class A Shares
Class C Shares
Class D Shares

Fund	Share Class	Total Number of Outstanding Shares	Net Assets
Class I Shares
Class N Shares
Class S Shares
Class T Shares
Perkins Mid Cap Value Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class L Shares
Class N Shares
Class R Shares
Class S Shares
Class T Shares
Perkins Select Value Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class S Shares
Class T Shares
Perkins Small Cap Value Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class L Shares
Class N Shares
Class R Shares
Class S Shares
Perkins Value Plus Income Fund
Class A Shares
Class C Shares
Class D Shares
Class I Shares
Class S Shares
Class T Shares

Appendix B

Dates Relating to Current Advisory Agreements

Fund	Date of Current Advisory Agreement	Date Current Advisory Agreement Last Approved by Shareholders	Date Current Advisory Agreement Last Approved For Continuance of Board
Janus Adaptive Global Allocation Fund	June 23, 2015		December 9, 2015

Janus Asia Equity Fund	July 29, 2011		December 9, 2015

Janus Balanced Fund	July 1, 2004, as amended February 1, 2006 and June 14, 2006		December 9, 2015

Janus Contrarian Fund	July 1, 2004, as amended February 1, 2006, June 14, 2006, July 6, 2009 and December 3, 2010		December 9, 2015

Janus Diversified Alternatives Fund	December 28, 2012		December 9, 2015

Janus Enterprise Fund	July 1, 2004, as amended February 1, 2006 and June 14, 2006		December 9, 2015

Janus Flexible Bond Fund	July 6, 2009		December 9, 2015

Janus Forty Fund	July 1, 2010, as amended December 3, 2010		December 9, 2015

Janus Global Allocation Fund – Conservative	December 30, 2005, as amended June 14, 2006, August 2, 2010 and February 15, 2013		December 9, 2015

Janus Global Allocation Fund – Growth	December 30, 2005, as amended June 14, 2006, August 2, 2010 and February 15, 2013		December 9, 2015

Janus Global Allocation Fund – Moderate	December 30, 2005, as amended June 14, 2006, August 2, 2010 and February 15, 2013		December 9, 2015

Janus Global Bond Fund	December 28, 2010		December 9, 2015

Janus Global Life Sciences Fund	July 1, 2004, as amended February 1, 2006 and June 14, 2006		December 9, 2015

Janus Global Real Estate Fund	July 1, 2010, as amended December 3, 2010		December 9, 2015

Janus Global Research Fund	July 1, 2004, as amended February 1, 2006, June 14, 2006, July 6, 2009, December 3, 2010 and March 18, 2013		December 9, 2015

Janus Global Select Fund	July 1, 2004, as amended February 1, 2006, June 14, 2006 and September 15, 2010		December 9, 2015

Janus Global Technology Fund	July 1, 2004, as amended February 1, 2006 and June 14, 2006		December 9, 2015

Janus Global Unconstrained Bond Fund	May 27, 2014, as amended October 6, 2014 and October 5, 2016		December 9, 2015

Janus Government Money Market Fund	April 3, 2002, as amended February 1, 2006		December 9, 2015

B-1

Janus Growth and Income Fund	July 1, 2004, as amended February 1, 2006, June 14, 2006 and June 24, 2010	December 9, 2015

Janus High-Yield Fund	July 1, 2004, as amended February 1, 2006 and June 14, 2006	December 9, 2015

Janus International Equity Fund	July 6, 2009, as amended December 3, 2010	December 9, 2015

Janus Money Market Fund	April 3, 2002, as amended February 1, 2006	December 9, 2015

Janus Multi-Sector Income Fund	February 28, 2014	December 9, 2015

Janus Overseas Fund	August 1, 2010, as amended December 3, 2010	December 9, 2015

Janus Real Return Fund	May 13, 2011, as amended October 15, 2012	December 9, 2015

Janus Research Fund	July 1, 2004, as amended February 1, 2006, June 14, 2006, December 31, 2006, July 6, 2009 and December 3, 2010	December 9, 2015

Janus Short-Term Bond Fund	July 1, 2004, as amended February 1, 2006 and June 14, 2006	December 9, 2015

Janus Triton Fund	December 2, 2004, as amended February 1, 2006 and June 14, 2006	December 9, 2015

Janus Venture Fund	July 1, 2004, as amended February 1, 2006 and June 14, 2006	December 9, 2015

INTECH Emerging Markets Managed Volatility Fund	December 17, 2014	December 9, 2015

INTECH Global Income Managed Volatility Fund	December 15, 2011, as amended December 17, 2014	December 9, 2015

INTECH International Managed Volatility Fund	July 6, 2009, as amended December 7, 2011 and December 17, 2014	December 9, 2015

INTECH U.S. Managed Volatility Fund	July 6, 2009, as amended December 7, 2011 and December 17, 2014	December 9, 2015

Perkins Global Value Fund	July 1, 2010, as amended December 3, 2010	December 9, 2015

Perkins International Value Fund	April 1, 2013	December 9, 2015

Perkins Large Cap Value Fund	July 6, 2009, as amended December 3, 2010	December 9, 2015

Perkins Mid Cap Value Fund	December 31, 2008, as amended July 6, 2009 and December 3, 2010	December 9, 2015

Perkins Select Value Fund	December 15, 2011	December 9, 2015

Perkins Small Cap Value Fund	December 31, 2008, as amended July 6, 2009 and December 3, 2010	December 9, 2015

Perkins Value Plus Income Fund	July 30, 2010	December 9, 2015

B-2

Appendix C

Advisory Fee Rates

Fund	Fiscal Year End	Contractual Investment Advisory Base Fee Rate		Performance Adjusted Investment Advisory Fee Rate(1)
Janus Adaptive Global Allocation Fund	6/30	First $2 Billion Next $2 Billion Over $4 Billion	0.75% 0.72% 0.70%	N/A

Janus Asia Equity Fund*	9/30	All Asset Levels	0.92%	0.96%

Janus Balanced Fund	9/30	All Asset Levels	0.55%	N/A

Janus Contrarian Fund*	9/30	All Asset Levels	0.64%	0.49%

Janus Diversified Alternatives Fund	6/30	First $1 Billion Over $1 Billion	1.00% 0.95%	N/A

Janus Enterprise Fund	9/30	All Asset Levels	0.64%	N/A

Janus Flexible Bond Fund	6/30	First $300 Million Over $300 Million	0.50% 0.40%	N/A

Janus Forty Fund*	9/30	All Asset Levels	0.64%	0.67%

Janus Global Allocation Fund – Conservative	6/30	All Asset Levels	0.05%	N/A

Janus Global Allocation Fund – Growth	6/30	All Asset Levels	0.05%	N/A

Janus Global Allocation Fund – Moderate	6/30	All Asset Levels	0.05%	N/A

Janus Global Bond Fund	6/30	First $1 Billion Next $1 Billion Over $2 Billion	0.60% 0.55% 0.50%	N/A

Janus Global Life Sciences Fund	9/30	All Asset Levels	0.64%	N/A

Janus Global Real Estate Fund*	9/30	All Asset Levels	0.75%	[●]%

Janus Global Research Fund*	9/30	All Asset Levels	0.60%	0.57%

Janus Global Select Fund	9/30	All Asset Levels	0.64%	N/A

Janus Global Technology Fund	9/30	All Asset Levels	0.64%	N/A

Janus Global Unconstrained Bond Fund	6/30	First $1 Billion Next $2 Billion Over $3 Billion	0.65% 0.62% 0.60%	N/A

Janus Government Money Market Fund	6/30	All Asset Levels	0.20%	N/A

Janus Growth and Income Fund	9/30	All Asset Levels	0.60%	N/A

Janus High-Yield Fund	6/30	First $300 Million Over $300 Million	0.65% 0.55%	N/A

Janus International Equity Fund*	9/30	All Asset Levels	0.68%	[●]%

Janus Money Market Fund	6/30	All Asset Levels	0.20%	N/A

Janus Multi-Sector Income Fund	6/30	First $200 Million Next $500 Million Over $700 Million	0.60% 0.57% 0.55%	N/A

Janus Overseas Fund*	9/30	All Asset Levels	0.64%	[●]%

Janus Real Return Fund	6/30	First $1 Billion Next $4 Billion Over $5 Billion	0.55% 0.53% 0.50%	N/A

Janus Research Fund*	9/30	All Asset Levels	0.64%	0.65%

Janus Short-Term Bond Fund	6/30	First $300 Million Over $300 Million	0.64% 0.54%	N/A

Janus Triton Fund	9/30	All Asset Levels	0.64%	N/A

Janus Venture Fund	9/30	All Asset Levels	0.64%	N/A

INTECH Emerging Markets Managed Volatility Fund	6/30	First $2 Billion Next $1 Billion Over $3 Billion	0.95% 0.92% 0.90%	N/A

INTECH Global Income Managed Volatility Fund	6/30	All Asset Levels	0.55%	N/A

INTECH International Managed Volatility Fund	6/30	All Asset Levels	0.55%	N/A

INTECH U.S. Managed Volatility Fund	6/30	All Asset Levels	0.50%	N/A

Perkins Global Value Fund*	9/30	All Asset Levels	0.64%	[●]%

Perkins International Value Fund	9/30	All Asset Levels	0.80%	N/A

Perkins Large Cap Value Fund*	6/30	All Asset Levels	0.64%	[●]%
Perkins Mid Cap Value Fund*	6/30	All Asset Levels	0.64%	[●]%
Perkins Select Value Fund*	6/30	All Asset Levels	0.70%	[●]%
Perkins Small Cap Value Fund*	6/30	All Asset Levels	0.72%	[●]%
Perkins Value Plus Income Fund	6/30	All Asset Levels	0.60%	N/A

(1)	Before fee waiver or expense reimbursements. See Appendix G for additional information regarding fee waivers.

*	Additional Information Regarding Performance Fees:

For each Fund listed in the chart below, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index as shown below:

Fund	Benchmark Index	Performance Hurdle
Janus Asia Equity Fund	MSCI All Country Asia ex-Japan Index	7.00%
Janus Contrarian Fund	S&P 500 Index	7.00%
Janus Forty Fund	Russell 1000 Growth Index	8.50%
Janus Global Real Estate Fund	FTSE EPRA/NAREIT Global Index	4.00%
Janus Global Research Fund	MSCI World Index	6.00%
Janus International Equity Fund	MSCI EAFE Index	7.00%
Janus Overseas Fund	MSCI All Country World ex-U.S. Index	7.00%
Janus Research Fund	Russell 1000 Growth Index	5.00%
Perkins Global Value Fund	MSCI World Index	7.00%
Perkins Large Cap Value Fund	Russell 1000 Value Index	3.50%
Perkins Mid Cap Value Fund	Russell Midcap Value Index	4.00%
Perkins Select Value Fund	Russell 3000 Value Index	5.00%
Perkins Small Cap Value Fund	Russell 2000 Value Index	5.50%

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/– Performance Adjustment

The investment advisory fee rate paid to the Adviser by each Fund in the table above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period is the previous 36 months.

As an example, if the Fund outperformed its Performance Fee Benchmark over the 36-month performance measurement period by its Performance Hurdle, the advisory fee rate would increase by 0.15% (assuming constant assets). Conversely, if the Fund underperformed its Performance Fee Benchmark over the performance measurement period by its Performance Hurdle, the advisory fee rate would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the Performance Hurdle rate may result in positive or negative incremental adjustments to the advisory fee rate of greater or less than 0.15%

No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, the Adviser would reimburse the applicable Fund. The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to the Adviser may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After the Adviser determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of that Fund’s benchmark index, the Adviser applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to the Adviser since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

Appendix D

Dates Relating to Current Sub-Advisory Agreements

Fund	Date of Current Sub- Advisory Agreement	Date Current Sub- Advisory Agreement Last Approved by Shareholders	Date Current Sub- Advisory Agreement Last Approved For Continuance of Board
INTECH Funds:

INTECH Emerging Markets Managed Volatility Fund	December 17, 2014		December 9, 2015

INTECH Global Income Managed Volatility Fund	December 15, 2011, as amended December 17, 2014		December 9, 2015

INTECH International Managed Volatility Fund	July 6, 2009, as amended December 7, 2011 and December 17, 2014		December 9, 2015

INTECH U.S. Managed Volatility Fund	July 6, 2009, as amended December 7, 2011 and December 17, 2014		December 9, 2015

Perkins Funds:

Perkins Global Value Fund	July 1, 2010, as amended December 7, 2012		December 9, 2015

Perkins International Value Fund	April 1, 2013		December 9, 2015

Perkins Large Cap Value Fund	July 6, 2009, as amended December 7, 2012		December 9, 2015

Perkins Mid Cap Value Fund	December 31, 2008, as amended December 7, 2012		December 9, 2015

Perkins Select Value Fund	December 15, 2011		December 9, 2015

Perkins Small Cap Value Fund	December 31, 2008, as amended December 7, 2012		December 9, 2015

Perkins Value Plus Income Fund	July 30, 2010, as amended December 7, 2012		December 9, 2015

Janus Singapore Fund:

Janus Asia Equity Fund	July 29, 2011		December 9, 2015

D-1

Appendix E

Comparable Funds

The following table sets forth information regarding other registered investment companies or series thereof (other than the Trust and the Funds) managed by the Adviser, a Sub-Adviser or Henderson that have similar investment strategies to a Fund.

Fund	Comparable Fund	Comparable Fund Contractual Fee Rate		Comparable Fund Waivers	Comparable Fund Net Assets (as of 9/30/16)
Janus Adaptive Global Allocation Fund	N/A
Janus Asia Equity Fund	N/A
Janus Balanced Fund	Janus Aspen Series – Balanced Portfolio	First $300 Million Over $300 Million	0.55% 0.45%	—	$2.42 billion
	Mainstay VP Janus Balanced Portfolio(1)	First $250 million Over $250 million	0.27% 0.25%	[ ]%	$1.02 billion
	Ohio National Fund, Inc., Risk Managed Balanced Portfolio(1)	First $500 million Over $500 million	0.35% 0.25%	[ ]%	$200 million
	Transamerica Janus Balanced VP(1)	First $1 billion Over $1 billion	0.325% 0.30%	[ ]%	$745 million
Janus Contrarian Fund	N/A
Janus Diversified Alternatives Fund	N/A
Janus Enterprise Fund	Janus Aspen Series – Enterprise Portfolio	All Asset Levels	0.64%	—	$870 million
	VALIC Company I – Mid Cap Strategic Growth Fund(1)	First $50 million Over $50 million	0.44% 0.40%	[ ]%	$151 million
	Penn Series Fund, Inc. – Small Cap Growth Fund(1)	All Asset Levels	0.55%	[ ]%	$88 million
	Guardian Mid Cap Traditional Growth VIP Fund(1)	First $50 million Over $50 million	0.44% 0.40%	[ ]%	$10 million
	Transamerica Janus Mid-Cap Growth VP(1)	First $500 million Next $500 million Over $1 billion	0.375% 0.34% 0.32%	[ ]%	$571 million
Janus Flexible Bond Fund	Janus Aspen Series –Flexible Bond Portfolio	First $300 Million Over $300 Million	0.55% 0.45%	Expense limit: 0.57%	$[ ]
Janus Forty Fund	Janus Aspen Series – Forty Portfolio	All Asset Levels	0.64%*	—	$746 million
	SunAmerica Series Trust – SA Janus Focused Growth Portfolio	First $250 million Over $250 million	0.35% 0.30%	[ ]%	$255 million
Janus Global Allocation Fund – Conservative	N/A
Janus Global Allocation Fund – Growth	N/A
Janus Global Allocation Fund – Moderate	N/A
Janus Global Bond Fund	N/A
Janus Global Life Sciences Fund	N/A
Janus Global Real Estate Fund	N/A
Janus Global Research Fund	Janus Aspen Series – Global Research Portfolio	All Asset Levels	0.60%*	—	$677 million
Janus Global Select Fund	N/A
Janus Global Technology Fund	Janus Aspen Series – Global Technology Portfolio	All Asset Levels	0.64%	Expense limit: 0.90%	$258 million
	Henderson Global Technology Fund	First $1 billion Over $1 billion	0.90 0.80%	—	$218 million

Janus Global Unconstrained Bond Fund	Janus Aspen Series – Global Unconstrained Bond Portfolio	First $1 Billion Next $2 Billion Over $3 Billion	0.65% 0.62% 0.60%	—	$[ ]
	Henderson Unconstrained Bond Fund	First $1 billion Next $1 billion Over $2 billion	0.65% 0.55% 0.50%	Expense limit: 0.90%	$[ ]
Janus Government Money Market Fund	N/A
Janus Growth and Income Fund	N/A
Janus High-Yield Fund	Henderson High Yield Opportunities Fund	All Asset Levels	0.50%	Expense Limit: 0.68%	$[ ]
Janus International Equity Fund	Sun America International Equity Portfolio(1)	First $50 million Next $200 million Next $250 million Over $500 million	0.50% 0.45% 0.40% 0.35%	[ ]%	$237 million
	Henderson International Select Equity Fund	All Asset Levels	0.65%	Expense limit: 0.89%	$[ ]
Janus Money Market Fund	N/A
Janus Multi-Sector Income Fund	N/A
Janus Overseas Fund	Janus Aspen Series – Overseas Portfolio	All Asset Levels	0.64%*	—	$741 million
Janus Real Return Fund	N/A
Janus Research Fund	Seasons Series Trust Multi-Managed Growth Portfolio(1)	First $100 million Next $100 million Over $200 million	0.55% 0.42% 0.40%	[ ]%	$30 million
	Seasons Series Trust Multi-Managed Moderate Growth Portfolio(1)	First $100 million Next $100 million Over $200 million	0.55% 0.42% 0.40%	[ ]%	$38 million
	Seasons Series Trust Multi-Managed Income/Equity Portfolio(1)	First $100 million Next $100 million Over $200 million	0.55% 0.42% 0.40%	[ ]%	$22 million
	Seasons Series Trust Multi-Managed Income Portfolio(1)	First $100 million Next $100 million Over $200 million	0.55% 0.42% 0.40%	[ ]%	$9 million
	Seasons Series Trust Large Cap Growth Portfolio(1)	First $100 million Next $100 million Over $200 million	0.55% 0.42% 0.40%	[ ]%	$163 million
Janus Short-Term Bond Fund	N/A
Janus Triton Fund	Penn Series Fund, Inc. – Small Cap Growth Fund(1)	All Assets	0.55%	[ ]%	$88 million
	Ohio National Fund, Inc. – Ohio National Small Cap Growth Portfolio(1)	First $150 million Over $150 million	0.55% 0.45%	[ ]%	$238 million
Janus Venture Fund	Penn Series Fund, Inc. – Small Cap Growth Fund(1)	All Assets	0.55%	[ ]%	$88 million
	Ohio National Fund, Inc. – Ohio National Small Cap Growth Portfolio(1)	First $150 million Over $150 million	0.55% 0.45%	[ ]%	$238 million
INTECH Emerging Markets Managed Volatility Fund	N/A
INTECH Global Income Managed Volatility Fund	N/A
INTECH International Managed Volatility Fund	N/A

INTECH U.S. Managed Volatility Fund	N/A
Perkins Global Value Fund	N/A
Perkins International Value Fund	N/A
Perkins Large Cap Value Fund	VALIC Company II – Large Cap Value Fund(2)	First $500 million Over $500 million	0.25% 0.225%	[ ]%	$64 million
Perkins Mid Cap Value Fund	Janus Aspen Series – Perkins Mid Cap Value Portfolio(3)	All Asset Levels	0.64%*	Expense limit: 0.77%	$[ ]
Perkins Select Value Fund	N/A
Perkins Small Cap Value Fund	N/A
Perkins Value Plus Income Fund	N/A

*	Fee subject to performance adjustment.

(1)	Subadvsied by Janus Capital.

(2)	Subadvised by Perkins.

(3)	Advised by Janus Capital and subadvised by Perkins. Janus Capital pays to Perkins a sub-advisory fee of 50% of the advisory fee received by Janus Capital.

Appendix F

Information Regarding Officers and Directors of Adviser and Sub-Advisers

Janus Capital Management LLC(1)

Name	Janus Capital/Affiliated Entity Name	Position(s) with Janus Capital or Affiliated Entity
Enrique Chang	Janus Capital Group Inc.	President – Head of Investments
	Janus Capital Management LLC	President – Head of Investments
	Perkins Investment Management LLC	Director
	Janus Capital International Limited	Director

Augustus Cheh	Janus Capital Management LLC	Executive Vice President
	Janus Capital Asia Limited	Director
	Janus Capital Trust Manager Limited	Director
	Janus Capital International Limited	Director

Michael Drew Elder	Janus Capital Group Inc.	Executive Vice President
	Janus Capital Management LLC	Executive Vice President
	Janus Distributors LLC	President
	Perkins Investment Management LLC	Director

David W. Grawemeyer	Janus Capital Group Inc.	General Counsel and Executive Vice President
	Janus Capital Management LLC	Executive Vice President
	Janus Management Holdings Corp.	General Counsel, Executive Vice President, and Director
	Janus International Holding LLC	General Counsel and Executive Vice President

Brennan A. Hughes	Janus Capital Group Inc.	Chief Accounting Officer and Senior Vice President
	Janus Capital Management LLC	Chief Accounting Officer and Senior Vice President
	Janus Distributors LLC	Chief Accounting Officer and Senior Vice President
	Janus Services LLC	Chief Accounting Officer and Senior Vice President
	The Janus Foundation	Director
	Janus Management Holdings Corp.	Chief Accounting Officer and Senior Vice President
	Janus Holdings LLC	Senior Vice President
	INTECH Investment Management LLC	Vice President
	Perkins Investment Management LLC	Vice President and Controller
	Janus International Holding LLC	Chief Accounting Officer, Senior Vice President, and Director
	VS Holdings Inc.	Chief Accounting Officer, Senior Vice President, and Director
	Janus Capital Asia Limited	Director
	Janus Capital Taiwan Limited	Director
	Janus Capital Singapore Pte. Limited	Director
	Janus Capital International Limited	Director
	Janus Capital Switzerland Limited	Director

Bruce L. Koepfgen	Janus Capital Group Inc.	President
	Janus Capital Management LLC	President
	Janus Distributors LLC	Executive Vice President
	Janus Management Holdings Corp.	Executive Vice President and Director
	INTECH Investment Management LLC	Executive Vice President and Working Director
	Perkins Investment Management LLC	Executive Vice President and Director
	Janus International Holding LLC	Executive Vice President and Director
	VS Holdings Inc.	President and Director
	Kapstream Capital Pty Limited	Director

Name	Janus Capital/Affiliated Entity Name	Position(s) with Janus Capital or Affiliated Entity
David R. Kowalski	Janus Capital Management LLC	Chief Compliance Officer and Senior Vice President
	Janus Distributors LLC	Chief Compliance Officer and Senior Vice President
	Janus Services LLC	Chief Compliance Officer and Senior Vice President
	The Janus Foundation	Director
	INTECH Investment Management LLC	Vice President
	Perkins Investment Management LLC	Vice President
	VS Holdings Inc.	Chief Compliance Officer and Senior Vice President

Tiphani D. Krueger	Janus Capital Group Inc.	Executive Vice President
	Janus Capital Management LLC	Executive Vice President
	The Janus Foundation	President and Director
	Janus Management Holdings Corp.	Executive Vice President

Mari Lakio-Grundy	Janus Capital Management LLC	Assistant General Counsel and Vice President

Adrian Lam	Janus Capital Management LLC	Assistant General Counsel and Vice President

David Master	Janus Capital Management LLC	Chief Marketing Officer and Senior Vice President
	Janus Holdings LLC	Senior Vice President

Jennifer J. McPeek	Janus Capital Group Inc.	Chief Financial Officer and Executive Vice President
	Janus Capital Management LLC	Chief Financial Officer and Executive Vice President
	Janus Management Holdings Corp.	Chief Financial Officer and Executive Vice President
	Perkins Investment Management LLC	Vice President and Director
	VS Holdings Inc.	Chief Financial Officer and Executive Vice President
	Kapstream Capital Pty Limited	Director

Michelle R. Rosenberg	Janus Capital Management LLC	Deputy General Counsel and Senior Vice President
	Janus Distributors LLC	Deputy General Counsel and Senior Vice President
	Janus Services LLC	Deputy General Counsel and Senior Vice President
	Janus Diversified Alternatives Subsidiary, Ltd.	Director
	Janus Aspen Global Unconstrained Bond Subsidiary, Ltd.	Director
	Janus Global Unconstrained Bond Subsidiary, Ltd.	Director

Richard M. Weil	Janus Capital Group Inc.	Chief Executive Officer and Director
	Janus Capital Management LLC	Chief Executive Officer
	Janus Management Holdings Corp.	President and Director
	INTECH Investment Management LLC	Working Director
	Perkins Investment Management LLC	Director
	Kapstream Capital Pty Limited	Director

(1)	The business address for each officer and director is 151 Detroit Street, Denver, Colorado 80206.

The following officers or Trustees of the Funds are officers, employees, directors, general partners or shareholders of the Adviser:

Name	Title with the Funds	Title with the Adviser
Bruce L. Koepfgen	President and Chief Executive Officer	President

David R. Kowalski	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	Chief Compliance Officer and Senior Vice President

INTECH Investment Management LLC(1)

Name	Entity Name	Position(s) with Entity
Adrian Banner	INTECH Investment Management LLC	Chief Executive Officer, Chief Investment Officer, and Working Director

Lance V. Campbell	INTECH Investment Management LLC	Chief Financial Officer and Executive Vice President

Patricia Flynn	INTECH Investment Management LLC	Chief Compliance Officer and Senior Vice President

Brennan A. Hughes	INTECH Investment Management LLC	Vice President

Bruce L. Koepfgen	INTECH Investment Management LLC	Executive Vice President and Working Director

David R. Kowalski	INTECH Investment Management LLC	Vice President

Vassilios Papathanakos	INTECH Investment Management LLC	Deputy Chief Investment Officer and Executive Vice President

David Schofield	INTECH Investment Management LLC	President, International Division and Working Director

Richard M. Weil	INTECH Investment Management LLC	Working Director

Justin B. Wright	INTECH Investment Management LLC	General Counsel, Chief Operating Officer, and Executive Vice President

(1)	The business address for each officer and director is 25 Okeechobee Blvd., Suite 1800, West Palm Beach, Florida 33401.

Perkins Investment Management LLC(1)

Name	Entity Name	Position(s) with Entity
Enrique Chang	Perkins Investment Management LLC	Director

Michael Drew Elder	Perkins Investment Management LLC	Director

Ted Hans	Perkins Investment Management LLC	Chief Operating Officer, Chief Compliance Officer, and Director

Brennan A. Hughes	Perkins Investment Management LLC	Vice President and Controller

Greg Kolb	Perkins Investment Management LLC	Chief Investment Officer and Director

Bruce L. Koepfgen	Perkins Investment Management LLC	Executive Vice President and Director

David R. Kowalski	Perkins Investment Management LLC	Vice President

Jennifer J. McPeek	Perkins Investment Management LLC	Vice President and Director

Valerie Newman	Perkins Investment Management LLC	Director

Tom Perkins	Perkins Investment Management LLC	Chief Executive Officer and Director

Richard M. Weil	Perkins Investment Management LLC	Director

Ryan G. Wolf	Perkins Investment Management LLC	Chief Information Officer

(1)	The business address for each officer and director is 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606.

Janus Capital Singapore Pte. Limited(1)

Name	Entity Name	Position(s) with Entity
Chan Wing Chee Gigi	Janus Capital Singapore Pte. Limited	Director

Brennan A. Hughes	Janus Capital Singapore Pte. Limited	Director

Hiroshi Yoh	Janus Capital Singapore Pte. Limited	Director

(1)	The business address for each officer and director is #36-02 AXA Tower, 8 Shenton Way, Singapore 06881.

Henderson Investment Management Limited(1)

Name	Entity Name	Position(s) with Entity
Yinka Osindero	Henderson Investment	Chief Compliance Officer
Management Limited

Christopher Chaloner	Henderson Investment	Director
Management Limited

James O’Brien	Henderson Investment	Director
Management Limited

David Burrowes	Henderson Investment	Director
Management Limited

(1) The business address for each officer and director is 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611.

Appendix G

Fees Paid

Fund	Fiscal Year End	Actual Advisory Fees Paid to the Adviser Before Waiver	Fees Waived or Reimbursed by the Adviser	Actual Advisory Fee Paid to the Adviser After Waiver	Fees Paid by the Adviser to the Sub- Adviser(2)	Fees Paid to Janus Capital as Administrator	Distribution and/or Service Fees paid to Distributor(5)	Fees paid to Janus Services(8)
Janus Adaptive Global Allocation Fund	6/30	$409,000	$(251,000)[a]	$158,000	N/A	N/A	Class A Shares: $1,000 Class C Shares: $8,000 Class R Shares: N/A Class S Shares: $2,000	Class D Shares: $1,168 Class S Shares: $2,077 Class T Shares: $2,141

Janus Asia Equity Fund	9/30	$	$(1)b	$0	$0	N/A	Class A Shares: $ Class C Shares: $ Class R Shares: N/A Class S Shares: $	Class D Shares: $ Class S Shares: $ Class T Shares: $

Janus Balanced Fund	9/30	$	$ [b]	$	N/A	N/A	Class A Shares: $ Class C Shares: $ Class R Shares: $ Class S Shares: $	Class D Shares: $ Class R Shares: $ Class S Shares: $ Class T Shares: $

Janus Contrarian Fund	9/30	$	$ [b]	$	N/A	N/A	Class A Shares: $ Class C Shares: $ Class R Shares: $ Class S Shares: $	Class D Shares: $ Class R Shares: $ Class S Shares: $ Class T Shares: $

Janus Diversified Alternatives Fund	6/30	$759,000	$(239,000)[c]	$520,000	N/A	N/A	Class A Shares: $6,000 Class C Shares: $16,000 Class R Shares: N/A Class S Shares: $3,000	Class D Shares: $4,594 Class S Shares: $3,351 Class T Shares: $4,222

Janus Enterprise Fund	9/30	$	$ [b]	$	N/A	N/A	Class A Shares: $ Class C Shares: $ Class R Shares: $ Class S Shares: $	Class D Shares: $ Class R Shares: $ Class S Shares: $ Class T Shares: $

Janus Flexible Bond Fund	6/30	$37,351,000	$0[h]	$37,351,000	N/A	N/A	Class A Shares: $1,819,000 Class C Shares: $3,580,000 Class R Shares: $205,000 Class S Shares: $179,000	Class D Shares: $772,899 Class R Shares: $102,917 Class S Shares: $179,014 Class T Shares: $3,708,652

Janus Forty Fund	9/30	$	$ [d]	$	N/A	N/A	Class A Shares: $ Class C Shares: $ Class R Shares: $ Class S Shares: $	Class D Shares: $ Class R Shares: N/A(9) Class S Shares: $ Class T Shares: $

Fund	Fiscal Year End	Actual Advisory Fees Paid to the Adviser Before Waiver	Fees Waived or Reimbursed by the Adviser	Actual Advisory Fee Paid to the Adviser After Waiver	Fees Paid by the Adviser to the Sub- Adviser(2)	Fees Paid to Janus Capital as Administrator	Distribution and/or Service Fees paid to Distributor(5)	Fees paid to Janus Services(8)
Janus Global Allocation Fund – Conservative	6/30	$133,000	$0[h]	$133,000	N/A	$0	Class A Shares: $29,000 Class C Shares: $200,000 Class R Shares: N/A Class S Shares: $5,000	Class D Shares: $238,817 Class S Shares: $5,111 Class T Shares: $75,282

Janus Global Allocation Fund – Growth	6/30	$124,000	$(13,000)[h]	$111,000	N/A	$0	Class A Shares: $10,000 Class C Shares: $52,000 Class R Shares: N/A Class S Shares: $6,000	Class D Shares: $254,043 Class S Shares: $6,839 Class T Shares: $47,639

Janus Global Allocation Fund – Moderate	6/30	$141,000	$(25,000)[h]	$116,000	N/A	$0	Class A Shares: $33,000 Class C Shares: $105,000 Class R Shares: N/A Class S Shares: $7,000	Class D Shares: $257,253 Class S Shares: $7,318 Class T Shares: $56,507

Janus Global Bond Fund	6/30	$1,719,000	$(146,000)[h]	$1,573,000	N/A	N/A	Class A Shares: $45,000 Class C Shares: $60,000 Class R Shares: N/A Class S Shares: —(8)	Class D Shares: $11,623 Class S Shares: $433 Class T Shares: $25,843

Janus Global Life Sciences Fund	9/30	$	N/A	$	N/A	N/A	Class A Shares: $ Class C Shares: $ Class R Shares: N/A Class S Shares: $	Class D Shares: $ Class S Shares: $ Class T Shares: $

Janus Global Real Estate Fund	9/30	$	$ [b]	$	N/A	N/A	Class A Shares: $ Class C Shares: $ Class R Shares: N/A Class S Shares: $	Class D Shares: $ Class S Shares: $ Class T Shares: $

Janus Global Research Fund	9/30	$	$ [b]	$	N/A	N/A	Class A Shares: $ Class C Shares: $ Class R Shares: $ Class S Shares: $	Class D Shares: $ Class R Shares: N/A(10) Class S Shares: $ Class T Shares: $

Janus Global Select Fund	9/30	$	$ [b]	$	N/A	N/A	Class A Shares: $ Class C Shares: $ Class R Shares: $ Class S Shares: $	Class D Shares: $ Class R Shares: $ Class S Shares: $ Class T Shares: $

Janus Global Technology Fund	9/30	$	$ [d]	$	N/A	N/A	Class A Shares: $ Class C Shares: $ Class R Shares: N/A Class S Shares: $	Class D Shares: $ Class S Shares: $ Class T Shares: $

Fund	Fiscal Year End	Actual Advisory Fees Paid to the Adviser Before Waiver	Fees Waived or Reimbursed by the Adviser	Actual Advisory Fee Paid to the Adviser After Waiver	Fees Paid by the Adviser to the Sub- Adviser(2)	Fees Paid to Janus Capital as Administrator	Distribution and/or Service Fees paid to Distributor(5)	Fees paid to Janus Services(8)
Janus Global Unconstrained Bond Fund	6/30	$8,692,000	$0[e]	$8,692,000	N/A	N/A	Class A Shares: $204,000 Class C Shares: $455,000 Class R Shares: —(6) Class S Shares: $1,000	Class D Shares: $15,803 Class R Shares: $401 Class S Shares: $1,158 Class T Shares: $433,410

Janus Government Money Market Fund	6/30	$317,000	$(158,000)[i]	$158,000	N/A	Class D Shares: $254,000(3) Class T Shares: $5,000(4)	N/A	N/A

Janus Growth and Income Fund	9/30	$	$ [b]	$	N/A	N/A	Class A Shares: $ Class C Shares: $ Class R Shares: $ Class S Shares: $	Class D Shares: $ Class R Shares: $ Class S Shares: $ Class T Shares: $

Janus High-Yield Fund	6/30	$11,150,000	$0[h]	$11,150,000	N/A	N/A	Class A Shares: $367,000 Class C Shares: $534,000 Class R Shares: $7,000 Class S Shares: $5,000	Class D Shares: $394,250 Class R Shares: $3,888 Class S Shares: $5,769 Class T Shares: $2,932,668

Janus International Equity Fund	9/30	$	$ [d]	$	N/A	N/A	Class A Shares: $ Class C Shares: $ Class R Shares: $ Class S Shares: $	Class D Shares: $ Class R Shares: $ Class S Shares: $ Class T Shares: $

Janus Money Market Fund	6/30	$2,313,000	$(1,156,000)[i]	$1,156,000	N/A	Class D Shares: $2,060,000(3) Class T Shares: $451,000(4)	N/A	N/A

Janus Multi-Sector Income Fund	6/30	$235,000	$(216,000)[f]	$19,000	N/A	N/A	Class A Shares: $14,000 Class C Shares: $29,000 Class R Shares: N/A Class S Shares: $4.000	Class D Shares: $10,506 Class S Shares: $4,524 Class T Shares: $27,161

Janus Overseas Fund	9/30	$	$ [b]	$	N/A	N/A	Class A Shares: $ Class C Shares: $ Class R Shares: $ Class S Shares: $	Class D Shares: $ Class R Shares: $ Class S Shares: $ Class T Shares: $

Janus Real Return Fund	6/30	$102,000	$(102,000)(1)h	$0	N/A	N/A	Class A Shares: $9,000 Class C Shares: $23,000 Class R Shares: N/A Class S Shares: $2,000	Class D Shares: $7,433 Class S Shares: $2,059 Class T Shares: $7,363

Fund	Fiscal Year End	Actual Advisory Fees Paid to the Adviser Before Waiver	Fees Waived or Reimbursed by the Adviser	Actual Advisory Fee Paid to the Adviser After Waiver	Fees Paid by the Adviser to the Sub- Adviser(2)	Fees Paid to Janus Capital as Administrator	Distribution and/or Service Fees paid to Distributor(5)	Fees paid to Janus Services(8)
Janus Research Fund	9/30	$	$ [d]	$	N/A	N/A	Class A Shares: $ Class C Shares: $ Class R Shares: N/A(7) Class S Shares: $	Class D Shares: $ Class R Shares: $ Class S Shares: $ Class T Shares: $

Janus Short-Term Bond Fund	6/30	$13,987,000	$(2,604,000)[h]	$11,383,000	N/A	N/A	Class A Shares: $373,000 Class C Shares: $548,000 Class R Shares: N/A Class S Shares: $6,000	Class D Shares: $227,792 Class S Shares: $6,769 Class T Shares: $4,009,510

Janus Triton Fund	9/30	$	$ [b]	$	N/A	N/A	Class A Shares: $ Class C Shares: $ Class R Shares: $ Class S Shares: $	Class D Shares: $ Class R Shares: $ Class S Shares: $ Class T Shares: $

Janus Venture Fund	9/30	$	$ [b]	$	N/A	N/A	Class A Shares: $ Class C Shares: $ Class R Shares: N/A Class S Shares: $	Class D Shares: $ Class T Shares: $

INTECH Emerging Markets Managed Volatility Fund	6/30	$18,000	$(18,000)(1)g	$0	$0(4)	N/A	Class A Shares: —(6) Class C Shares: —(6) Class R Shares: N/A Class S Shares: —(6)	Class D Shares: $1,433 Class S Shares: $117 Class T Shares: $386

INTECH Global Income Managed Volatility Fund	6/30	$286,000	$(286,000)(1)h	$0	$0(4)	N/A	Class A Shares: $21,000 Class C Shares: $37,000 Class R Shares: N/A Class S Shares: —(6)	Class D Shares: $23,685 Class S Shares: $510 Class T Shares: $27,800

INTECH International Managed Volatility Fund	6/30	$395,000	$0[h]	$395,000	$197,000	N/A	Class A Shares: $,000 Class C Shares: $9,000 Class R Shares: N/A Class S Shares: —(6)	Class D Shares: $1,576 Class S Shares: $338 Class T Shares: $12,162

INTECH U.S. Managed Volatility Fund	6/30	$1,592,000	$0[h]	$1,592,000	$796,000	N/A	Class A Shares: $41,000 Class C Shares: $95,000 Class R Shares: N/A Class S Shares: $20,000	Class D Shares: $8,531 Class S Shares: $20,946 Class T Shares: $257,468

Perkins Global Value Fund	9/30	$	N/A	$	$	N/A	Class A Shares: $ Class C Shares: $ Class R Shares: N/A Class S Shares: $	Class D Shares: $ Class S Shares: $ Class T Shares: $

Fund	Fiscal Year End	Actual Advisory Fees Paid to the Adviser Before Waiver	Fees Waived or Reimbursed by the Adviser	Actual Advisory Fee Paid to the Adviser After Waiver	Fees Paid by the Adviser to the Sub- Adviser(2)	Fees Paid to Janus Capital as Administrator	Distribution and/or Service Fees paid to Distributor(5)	Fees paid to Janus Services(8)
Perkins International Value Fund	9/30	$	$ (1)b	$0	$0	N/A	Class A Shares: $ Class C Shares: $ Class R Shares: N/A Class S Shares: $	Class D Shares: $ Class S Shares: $ Class T Shares: $

Perkins Large Cap Value Fund	6/30	$784,000	$(52,000)[h]	$732,000	$365,000	N/A	Class A Shares: $8,000 Class C Shares: $23,000 Class R Shares: N/A Class S Shares: —(6)	Class D Shares: $43,518 Class S Shares: $631 Class T Shares: $9,904

Perkins Mid Cap Value Fund	6/30	$15,109,000	$0[h]	$15,109,000	$7,719,000	N/A	Class A Shares: $408,000 Class C Shares: $944,000 Class R Shares: $383,000 Class S Shares: $434,000	Class D Shares: $920,628 Class L Shares(11): $26,802 Class R Shares: $191,865 Class S Shares: $434,457 Class T Shares: $4,793,198

Perkins Select Value Fund	6/30	$424,000	$(123,000)[h]	$301,000	$150,000	N/A	Class A Shares: —(6) Class C Shares: —(6) Class R Shares: N/A Class S Shares: —(6)	Class D Shares: $8,083 Class S Shares: $127 Class T Shares: $ 3,983

Perkins Small Cap Value Fund	6/30	$12,132,000	$0[h]	$12,132,000	$6,286,000	N/A	Class A Shares: $98,000 Class C Shares: $117000 Class R Shares: $82,000 Class S Shares: $129,000	Class D Shares: $89,287 Class L Shares(11): $400,150 Class R Shares: $41,462 Class S Shares: $129,171 Class T Shares: $1,276,442

Perkins Value Plus Income Fund	6/30	$283,000	$(217,000)[h]	$66,000	$16,000	N/A	Class A Shares: $14,000 Class C Shares: $64,000 Class R Shares: N/A Class S Shares: $5,000	Class D Shares: $32,110 Class S Shares: $5,058 Class T Shares: $6,047

(1)	Fees waived or expenses reimbursed by Janus Capital exceeded the advisory fee.

(2)	After the reimbursement of expenses incurred or fees waived by Janus Capital, and any performance adjustment, if applicable.

(3)	Class D Shares of each Fund compensates Janus Capital at an annual rate of 0.46%. Janus Capital may voluntarily waive and/or reimburse administration fees to the extent necessary to assist the Funds in attempting to maintain a yield of at least 0.00%. The amount in the table for Janus Government Money Market Fund and Janus Money Market Fund reflects a fee waiver of $460,000 and $2,286,000, respectively.

(4)	Class T Shares of each Fund compensates Janus Capital at an annual rate of 0.48%. Janus Capital may voluntarily waive and/or reimburse administration fees to the extent necessary to assist the Funds in attempting to maintain a yield of at least 0.00%. The amount in the table for Janus Government Money Market Fund and Janus Money Market Fund reflects a fee waiver of $10,000 and $565,000, respectively.

(5)	Payments (substantially all of which Janus Distributors pays out as compensation to broker-dealers and other services providers) cover activities including, but not limited to, advertising and literature, as well as prospectus preparation, printing, and mailing.

(6)	Amount is less than $1,000.

(7)	Class R Shares commenced operations effective January 27, 2017.

(8)	Amounts for certain Funds and/or share classes may include the reimbursement of administrative services fees by Janus Capital to the Funds.

(9)	Class D Shares commenced operations on January 27, 2017.

(10)	Class R Shares commenced operations on January 27, 2017.

(11)	Janus Services has voluntarily agreed to waive all or a portion of the fees payable by Class L Shares of each Fund. For the fiscal year ended June 30, 2016, Janus Services waived $10, 435 for Perkins Mid Cap Value Fund and $346,663 for Perkins Small Cap Value Fund.

Fee Waivers

a	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse Fund expenses to the extent that the Fund’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees – applicable to Class A Shares, Class C Shares, and Class S Shares; administrative services fees payable pursuant to the Transfer Agency Agreement; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed 0.82%. Janus Capital shall additionally reimburse or waive acquired fund fees and expenses to the extent they exceed 0.10%. The contractual waivers will remain in effect until [November 1, 2017]. The contractual waivers may be terminated or modified prior to this date only at the discretion of the Board of Trustees. For a period beginning with the Fund’s commencement of operations (June 23, 2015) and expiring on the third anniversary of the commencement of operations, or when the Fund’s assets meet the first breakpoint in the investment advisory fee schedule (0.75% of the first $2 billion of the average daily closing net asset value of the Fund), whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. There is no guarantee that the Fund’s assets will reach this asset level.

b	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse Fund expenses to the extent that the Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees – applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares; administrative services fees payable pursuant to the Transfer Agency Agreement; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed a certain limit until at least [February 1, 2018]. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.

Fund	Expense Limit
Janus Asia Equity Fund	[	]%
Janus Balanced Fund	[	]%
Janus Contrarian Fund	[	]%
Janus Enterprise Fund	[	]%
Janus Global Real Estate Fund	[	]%
Janus Global Research Fund	[	]%
Janus Global Select Fund	[	]%
Janus Growth and Income Fund	[	]%
Janus Overseas Fund	[	]%
Janus Triton Fund	[	]%
Janus Venture Fund	[	]%
Perkins International Value Fund	[	]%

c	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse Fund expenses to the extent that the Fund’s total annual fund operating expenses, which include the other expenses of the subsidiary (excluding the distribution and shareholder servicing fees – applicable to Class A Shares, Class C Shares, and Class S Shares; administrative services fees payable pursuant to the Transfer Agency Agreement; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed 1.25% until at least [November 1, 2017]. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.

d	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse Fund expenses to the extent that the Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees – applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares; administrative services fees payable pursuant to the Transfer Agency Agreement; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed a certain limit until at least [February 1, 2019]. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.

e	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse Fund expenses to the extent that the Fund’s total annual fund operating expenses, which include the other expenses of the subsidiary (excluding the distribution and shareholder servicing fees – applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares; administrative services fees payable pursuant to the Transfer Agency Agreement; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed 0.82% until at least [November 1, 2017]. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.

f	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse Fund expenses to the extent that the Fund’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees – applicable to Class A Shares, Class C Shares, and Class S Shares; administrative services fees payable pursuant to the Transfer Agency Agreement; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed 0.64% until at least [November 1, 2017]. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. For a period beginning with the Fund’s commencement of operations (February 28, 2014) and expiring on the third anniversary of the commencement of operations, or when the Fund’s assets meet the first breakpoint in the investment advisory fee schedule (0.60% of the first $200 million of the average daily closing net asset value of the Fund), whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. There is no guarantee that the Fund’s assets will reach this asset level.

g	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse Fund expenses to the extent that the Fund’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees – applicable to Class A Shares, Class C Shares, and Class S Shares; administrative services fees payable pursuant to the Transfer Agency Agreement; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed 1.08%. Janus Capital shall additionally reimburse or waive acquired fund fees and expenses related to exposure to India local market securities from investments in exchange-traded funds. The contractual waivers will remain in effect until [November 1, 2017]. The contractual waivers may be terminated or modified prior to this date only at the discretion of the Board of Trustees.

h	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse Fund expenses to the extent that the Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees – applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares; administrative services fees payable pursuant to the Transfer Agency Agreement; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed a certain limit until at least [November 1, 2017]. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.

Fund	Expense Limit
Janus Flexible Bond Fund	0.51%
Janus Global Allocation Fund – Conservative	0.14%
Janus Global Allocation Fund – Growth	0.14%
Janus Global Allocation Fund – Moderate	0.12%
Janus Global Bond Fund	0.59%
Janus High-Yield Fund	0.69%
Janus Real Return Fund	0.41%
Janus Short-Term Bond Fund	0.49%
INTECH Global Income Managed Volatility Fund	0.50%
INTECH International Managed Volatility Fund	0.95%
INTECH U.S. Managed Volatility Fund	0.79%
Perkins Large Cap Value Fund	0.75%
Perkins Mid Cap Value Fund	0.83%

Perkins Select Value Fund	0.77%
Perkins Small Cap Value Fund	0.96%
Perkins Value Plus Income Fund	0.68%

i	Janus Capital has voluntarily agreed to waive one-half of each Fund’s investment advisory fee.

Appendix H

Share Ownership

Dollar Range of Equity Securities

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee and Trustee Nominee in each Fund and all Janus Funds overseen by the Trustee as of December 31, 2016 in the aggregate.

Fund	Wallace	Brown	Cvengros	Etienne	McCalpin	Poliner	Rothe	Stewart	Wolf
Janus Adaptive Global Allocation Fund
Janus Asia Equity Fund
Janus Balanced Fund
Janus Contrarian Fund
Janus Diversified Alternatives Fund
Janus Enterprise Fund
Janus Flexible Bond Fund
Janus Forty Fund
Janus Global Allocation Fund – Conservative
Janus Global Allocation Fund – Growth
Janus Global Allocation Fund – Moderate
Janus Global Bond Fund
Janus Global Life Sciences Fund
Janus Global Real Estate Fund
Janus Global Research Fund
Janus Global Select Fund
Janus Global Technology Fund
Janus Global Unconstrained Bond Fund
Janus Government Money Market Fund
Janus Growth and Income Fund
Janus High-Yield Fund
Janus International Equity Fund
Janus Money Market Fund
Janus Multi-Sector Income Fund
Janus Overseas Fund

H-1

Janus Real Return Fund
Janus Research Fund
Janus Short-Term Bond Fund
Janus Triton Fund
Janus Venture Fund
INTECH Emerging Markets Managed Volatility Fund
INTECH Global Income Managed Volatility Fund
INTECH International Managed Volatility Fund
INTECH U.S. Managed Volatility Fund
Perkins Global Value Fund
Perkins International Value Fund
Perkins Large Cap Value Fund
Perkins Mid Cap Value Fund
Perkins Select Value Fund
Perkins Small Cap Value Fund
Perkins Value Plus Income Fund
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Funds

H-2

Appendix I

Compensation of Trustees

The following table shows the compensation paid to each Trustee by each Fund for the Fund’s fiscal year ended in 2016, as well as the total compensation paid by all of the Janus Funds during the calendar year 2016. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. The Trustees have established a deferred compensation plan under which a Trustee may elect to defer receipt of all, or a portion, of the compensation earned for services to the Funds and the Janus Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital as selected by the Trustee (“shadow investments”).

Fund	Fiscal Year End	Wallace	Brown(4)	Cvengros(4)	Etienne(5)	McCalpin(3)(4)	Poliner(6)	Rothe(4)	Stewart(4)	Wolf(4)
Janus Adaptive Global Allocation Fund	6/30	$0
Janus Asia Equity Fund	9/30	$0
Janus Balanced Fund	9/30	$0
Janus Contrarian Fund	9/30	$0
Janus Diversified Alternatives Fund	6/30	$0
Janus Enterprise Fund	9/30	$0
Janus Flexible Bond Fund	6/30	$0
Janus Forty Fund	9/30	$0
Janus Global Allocation Fund – Conservative	6/30	$0
Janus Global Allocation Fund – Growth	6/30	$0
Janus Global Allocation Fund – Moderate	6/30	$0
Janus Global Bond Fund	6/30	$0
Janus Global Life Sciences Fund	9/30	$0
Janus Global Real Estate Fund	9/30	$0
Janus Global Research Fund	9/30	$0
Janus Global Select Fund	9/30	$0
Janus Global Technology Fund	9/30	$0
Janus Global Unconstrained Bond Fund	6/30	$0
Janus Government Money Market Fund	6/30	$0
Janus Growth and Income Fund	9/30	$0
Janus High-Yield Fund	6/30	$0
Janus International Equity Fund	9/30	$0
Janus Money Market Fund	6/30	$0
Janus Multi-Sector Income Fund	6/30	$0
Janus Overseas Fund	9/30	$0

I-1

Fund	Fiscal Year End	Wallace	Brown(4)	Cvengros(4)	Etienne(5)	McCalpin(3)(4)	Poliner(6)	Rothe(4)	Stewart(4)	Wolf(4)
Janus Real Return Fund	6/30	$0
Janus Research Fund	9/30	$0
Janus Short-Term Bond Fund	6/30	$0
Janus Triton Fund	9/30	$0
Janus Venture Fund	9/30	$0
INTECH Emerging Markets Managed Volatility Fund	6/30	$0
INTECH Global Income Managed Volatility Fund	6/30	$0
INTECH International Managed Volatility Fund	6/30	$0
INTECH U.S. Managed Volatility Fund	6/30	$0
Perkins Global Value Fund	9/30	$0
Perkins International Value Fund	9/30	$0
Perkins Large Cap Value Fund	6/30	$0
Perkins Mid Cap Value Fund	6/30	$0
Perkins Select Value Fund	6/30	$0
Perkins Small Cap Value Fund	6/30	$0
Perkins Value Plus Income Fund	6/30	$0
Total Compensation from the Janus Funds for calendar year ended December 31, 2016(1)(2)		$0
(1)	For all Trustees, includes compensation for service on the boards of two Janus trusts comprised of 58 portfolios.

(2)	Total Compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the year are as follows: William F. McCalpin $ , James T. Rothe $ , and Linda S. Wolf $ .

(3)	Aggregate Compensation received from the Funds and Total Compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees.

(4)	Aggregate Compensation received from the Funds and Total Compensation received from all Janus Funds includes additional compensation paid for service as chair of, or as Lead Trustee for, one or more committees of the Board of Trustees during certain periods.

(5)	Ms. Etienne was elected as a Trustee on June 14, 2016. She was appointed consultant to the Trustees effective June 2, 2014. During the calendar year ended December 31, 2016, Ms. Etienne received total compensation of $ from the Janus Funds for serving as an independent consultant to the Trustees. Ms. Etienne’s Total Compensation includes compensation paid for services as consultant to the Trustees and as a Trustee.

(6)	Mr. Poliner was elected as a Trustee on June 14, 2016. He was appointed consultant to the Trustees effective January 1, 2016. During the calendar year ended December 31, 2016, Mr. Poliner received total compensation of $ from the Janus Funds for serving as an independent consultant to the Trustees. Mr. Poliner’s Total Compensation includes compensation paid for services as consultant to the Trustees and as a Trustee.

I-2

Appendix J

Principal Officers of the Trust and Their Principal Occupations

The business address of each officer is 151 Detroit Street, Denver, CO 80206.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) and Other Directorships Held by Nominee During Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011- 2013) and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011- 2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present	Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

J-1

Appendix K

Audit and Related Fees

		Audit Fees			Audit Related Fees						Tax Fees						All Other Fees
		Fund			Fund			Adviser and Related Entities			Fund			Adviser and Related Entities			Fund			Adviser and Related Entities
		Fiscal Year Ended:			Fiscal Year Ended:			Fiscal Year Ended:			Fiscal Year Ended:			Fiscal Year Ended:			Fiscal Year Ended:			Fiscal Year Ended:
	Fiscal Year End	2016	2015		2016	2015		2016	2015		2016	2015		2016	2015		2016	2015		2016	2015
Janus Adaptive Global Allocation Fund	6/30		[	]		[	]		[	]		[	]		[	]		[	]		[	]
Janus Asia Equity Fund	9/30		[	]		[	]		[	]		[	]		[	]		[	]		[	]
Janus Balanced Fund	9/30		[	]		[	]		[	]		[	]		[	]		[	]		[	]
Janus Contrarian Fund	9/30		[	]		[	]		[	]		[	]		[	]		[	]		[	]
Janus Diversified Alternatives Fund	6/30		[	]		[	]		[	]		[	]		[	]		[	]		[	]
Janus Enterprise Fund	9/30		[	]		[	]		[	]		[	]		[	]		[	]		[	]
Janus Flexible Bond Fund	6/30		[	]		[	]		[	]		[	]		[	]		[	]		[	]
Janus Forty Fund	9/30		[	]		[	]		[	]		[	]		[	]		[	]		[	]
Janus Global Allocation Fund – Conservative	6/30		[	]		[	]		[	]		[	]		[	]		[	]		[	]
Janus Global Allocation Fund – Growth	6/30		[	]		[	]		[	]		[	]		[	]		[	]		[	]
Janus Global Allocation Fund – Moderate	6/30		[	]		[	]		[	]		[	]		[	]		[	]		[	]
Janus Global Bond Fund	6/30		[	]		[	]		[	]		[	]		[	]		[	]		[	]
Janus Global Life Sciences Fund	9/30		[	]		[	]		[	]		[	]		[	]		[	]		[	]
Janus Global Real Estate Fund	9/30		[	]		[	]		[	]		[	]		[	]		[	]		[	]
Janus Global Research Fund	9/30		[	]		[	]		[	]		[	]		[	]		[	]		[	]

Janus Global Select Fund	9/30	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Janus Global Technology Fund	9/30	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Janus Global Unconstrained Bond Fund	6/30	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Janus Government Money Market Fund	6/30	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Janus Growth and Income Fund	9/30	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Janus High-Yield Fund	6/30	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Janus International Equity Fund	9/30	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Janus Money Market Fund	6/30	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Janus Multi-Sector Income Fund	6/30	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Janus Overseas Fund	9/30	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Janus Real Return Fund	6/30	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Janus Research Fund	9/30	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Janus Short-Term Bond Fund	6/30	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Janus Triton Fund	9/30	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Janus Venture Fund	9/30	[	]	[	]	[	]	[	]	[	]	[	]	[	]
INTECH Emerging Markets Managed Volatility Fund	6/30	[	]	[	]	[	]	[	]	[	]	[	]	[	]
INTECH Global Income Managed Volatility Fund	6/30	[	]	[	]	[	]	[	]	[	]	[	]	[	]
INTECH International Managed Volatility Fund	6/30	[	]	[	]	[	]	[	]	[	]	[	]	[	]
INTECH U.S. Managed Volatility Fund	6/30	[	]	[	]	[	]	[	]	[	]	[	]	[	]

Perkins Global Value Fund	9/30	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Perkins International Value Fund	9/30	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Perkins Large Cap Value Fund	6/30	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Perkins Mid Cap Value Fund	6/30	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Perkins Select Value Fund	6/30	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Perkins Small Cap Value Fund	6/30	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Perkins Value Plus Income Fund	6/30	[	]	[	]	[	]	[	]	[	]	[	]	[	]

		Total Non-Audit Fees Billed to Fund			Total Non- Audit Fees Billed to Advisers and Fund Service Providers (Engagements Related Directly to the Operations and Financial Reporting of Fund)			Total Non-Audit Fees Billed to Advisers and Fund Service Providers (All Other Engagements)			Total
		Fiscal Year Ended:			Fiscal Year Ended:			Fiscal Year Ended:			Fiscal Year Ended:
	Fiscal Year End	2016	2015		2016	2015		2016	2015		2016	2015
Janus Adaptive Global Allocation Fund	6/30		[	]		[	]		[	]		[	]
Janus Asia Equity Fund	9/30		[	]		[	]		[	]		[	]
Janus Balanced Fund	9/30		[	]		[	]		[	]		[	]
Janus Contrarian Fund	9/30		[	]		[	]		[	]		[	]
Janus Diversified Alternatives Fund	6/30		[	]		[	]		[	]		[	]
Janus Enterprise Fund	9/30		[	]		[	]		[	]		[	]
Janus Flexible Bond Fund	6/30		[	]		[	]		[	]		[	]
Janus Forty Fund	9/30		[	]		[	]		[	]		[	]
Janus Global Allocation Fund – Conservative	6/30		[	]		[	]		[	]		[	]
Janus Global Allocation Fund – Growth	6/30		[	]		[	]		[	]		[	]
Janus Global Allocation Fund – Moderate	6/30		[	]		[	]		[	]		[	]
Janus Global Bond Fund	6/30		[	]		[	]		[	]		[	]

Janus Global Life Sciences Fund	9/30	[	]	[	]	[	]	[	]
Janus Global Real Estate Fund	9/30	[	]	[	]	[	]	[	]
Janus Global Research Fund	9/30	[	]	[	]	[	]	[	]
Janus Global Select Fund	9/30	[	]	[	]	[	]	[	]
Janus Global Technology Fund	9/30	[	]	[	]	[	]	[	]
Janus Global Unconstrained Bond Fund	6/30	[	]	[	]	[	]	[	]
Janus Government Money Market Fund	6/30	[	]	[	]	[	]	[	]
Janus Growth and Income Fund	9/30	[	]	[	]	[	]	[	]
Janus High-Yield Fund	6/30	[	]	[	]	[	]	[	]
Janus International Equity Fund	9/30	[	]	[	]	[	]	[	]
Janus Money Market Fund	6/30	[	]	[	]	[	]	[	]
Janus Multi-Sector Income Fund	6/30	[	]	[	]	[	]	[	]
Janus Overseas Fund	9/30	[	]	[	]	[	]	[	]
Janus Real Return Fund	6/30	[	]	[	]	[	]	[	]
Janus Research Fund	9/30	[	]	[	]	[	]	[	]
Janus Short-Term Bond Fund	6/30	[	]	[	]	[	]	[	]
Janus Triton Fund	9/30	[	]	[	]	[	]	[	]
Janus Venture Fund	9/30	[	]	[	]	[	]	[	]
INTECH Emerging Markets Managed Volatility Fund	6/30	[	]	[	]	[	]	[	]
INTECH Global Income Managed Volatility Fund	6/30	[	]	[	]	[	]	[	]
INTECH International Managed Volatility Fund	6/30	[	]	[	]	[	]	[	]
INTECH U.S. Managed Volatility Fund	6/30	[	]	[	]	[	]	[	]
Perkins Global Value Fund	9/30	[	]	[	]	[	]	[	]

Perkins International Value Fund	9/30	[	]	[	]	[	]	[	]
Perkins Large Cap Value Fund	6/30	[	]	[	]	[	]	[	]
Perkins Mid Cap Value Fund	6/30	[	]	[	]	[	]	[	]
Perkins Select Value Fund	6/30	[	]	[	]	[	]	[	]
Perkins Small Cap Value Fund	6/30	[	]	[	]	[	]	[	]
Perkins Value Plus Income Fund	6/30	[	]	[	]	[	]	[	]

Appendix L

Nominating and Governance Committee Charter

JANUS ASPEN SERIES

JANUS INVESTMENT FUND

(Adopted December 5, 2000; Revised December 10, 2001; December 10, 2002;

September 16, 2003; March 16, 2004; June 15, 2004; June 14, 2005; June  14, 2006;

June 20, 2008; July 6, 2009; June 24, 2010; June 23, 2011; June 21,  2012; June 16, 2016)

I.	PURPOSE

The Nominating and Governance Committee (the “Committee”) is a committee of the Board of Trustees (“Board” or “Trustees”) of each of Janus Aspen Series and Janus Investment Fund (each a “Trust” and, together, the “Trusts” and each series thereof, a “Fund”). Its primary functions are to:

•	identify and recommend individuals for Trustee membership,
•	consult with management and the Chair of the Trustees in planning Trustee meetings, and
•	oversee the administration of, and ensure compliance with, the Governance Procedures and Guidelines (the “Procedures and Guidelines”) adopted by the Trusts as in effect from time to time.

II.	COMPOSITION

The Committee shall be comprised of three or more Independent Trustees, who shall be designated by a majority vote of the Trustees. Independent Trustees are those Trustees of the Trusts who are not “interested persons” of the Trusts, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), and who meet the standards for independence set forth in the Procedures and Guidelines.

The members and Chair of the Committee shall be elected by the Trustees annually and serve until their respective successors shall be duly elected and qualified.

III.	MEETINGS

The Committee shall meet four times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Committee upon reasonable notice to the other members of the Committee. The presence in person or by telephone of a majority of the number of Committee members shall constitute a quorum at any meeting. If a quorum is not present, the member(s) of the Committee who is/are present may select any other Independent Trustee(s) to serve on the Committee for such meeting to constitute a quorum. The Committee may ask management and representatives of the Trusts’ servicing agents to attend meetings and provide pertinent information as appropriate.

IV.	RESPONSIBILITIES AND DUTIES

In performing its duties, the Committee will maintain effective working relationships with the Trustees and management. To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership. Each Committee member will also achieve an understanding of the Trusts’ separation of duties and responsibilities among the investment adviser, sub-adviser(s), if any, custodian, transfer agent, fund accounting function and principal accounting officer, and the risks associated with such responsibilities. The duties and responsibilities of a Committee member shall be in addition to his or her duties as a Trustee and include responsibility to prepare for, attend to the extent possible, and actively participate in Committee meetings. Members may pursue training related to their responsibilities.

A.	Trustee Nominations, Elections, and Training

The Committee shall:

1.	Identify and nominate candidates for appointment as Trustees of the Trusts. The principal criterion for selection of candidates is their ability to contribute to the overall functioning of the Boards and to carry out the responsibilities of the Trustees. The Trustees, collectively, should represent a broad cross section of backgrounds, functional disciplines, and experience. In addition, in considering a potential candidate’s qualifications to serve as a Trustee of a Trust, the Committee may take into account a wide variety of criteria, including, but not limited to:

(a)	The candidate’s knowledge in matters related to the investment company industry, any professional licenses, designations, or certifications currently or previously held;

(b)	The candidate’s relevant experience, including as a director or senior officer of public or private companies, or service as a director/trustee of a registered investment company;

(c)	The candidate’s educational background;

(d)	The candidate’s reputation for high ethical standards and personal and professional integrity;

(e)	Any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Trustees’ existing mix of skills and qualifications;

(f)	The candidate’s willingness to serve, and willingness and ability to commit the time necessary for the performance of the duties of a Trustee, including high attendance at regular and special meetings and participation in committee activities as needed;

(g)	The candidate must exhibit stature commensurate with the responsibility of representing Fund shareholders;

(h)	If the nomination is for an “independent” trustee, the candidate must not be considered an “interested” person of the Fund, Janus Capital Management LLC (“Janus Capital”), or any sub-adviser to a Fund or Janus Distributors LLC, as defined under the 1940 Act;

(i)	The candidate must otherwise be qualified under applicable laws and regulations to serve as a trustee of the applicable Trust; and

(j)	Such other criteria as the Committee determines to be relevant in light of the existing composition of the Board, number of Board members and any anticipated vacancies or other factors.

Although Janus Capital, current Trustees, current shareholders of a Fund and any other person or entity that may be deemed necessary or desirable by the Committee, may submit to the Committee suggested candidates for Trustees, neither the Committee nor the Independent Trustees as a group shall consider those candidates on a preferential basis as opposed to other possible candidates. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trusts’ Secretary in accordance with the Procedures for Consideration of Trustee Candidates Submitted by Shareholders (“Shareholder Nomination Procedures”) attached as Appendix 1. The Trusts’ Secretary will forward all such recommendations to the Chair of the Committee (or his designee) promptly upon receipt, and, for shareholder recommendations, in accordance with the Shareholder Nomination Procedures.

The Committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. The Committee shall be empowered to use Trust assets to retain consultants and other professionals to assist in the process of evaluating candidates. There is no difference in the manner by which the Committee will evaluate nominees when the nominee is submitted by a shareholder.

The Committee reserves the right to make the final selection regarding the nomination of any Trustee of a Trust and to recommend such nomination to the Independent Trustees of the applicable Trust.

2.	Review periodically the composition and size of the Board of Trustees to determine whether it may be appropriate to add individuals with backgrounds or skill sets different from those of the current Trustees.

3.	Oversee arrangements for orientation of new Independent Trustees, continuing education for the Independent Trustees, and an annual evaluation of the performance of the Independent Trustees in accordance with the Procedures and Guidelines.

B.	Committee Nominations and Functions

The Committee shall:

1.	Identify and recommend individuals for membership on all committees, recommend individuals to chair committees, and review committee assignments at least annually.

2.	Review as necessary the responsibilities of each committee, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized.

C.	Governance Oversight

The Committee shall:

1.	Oversee the governance processes and activities of the Trustees to assure conformity to the Procedures and Guidelines.

2.	Recommend an Independent Trustee of the Trust for appointment by the Trustees as Chair of the Trustees, as described in each Trust’s Declaration of Trust or Trust Instrument, or by-laws. The Chair of the Trustees may perform the following functions:

(a)	Act as the primary contact between Janus Capital and the Trustees, undertaking to meet or confer periodically with members of the Janus Capital executive team regarding matters related to the operations and performance of the Trusts;

(b)	Coordinate the Trustees’ use of outside resources, including consultants or other professionals;

(c)	Coordinate an annual schedule of portfolio reports to the Trustees;

(d)	Conduct the Trustee meetings;

(e)	Confer with Janus Capital personnel and counsel for the Independent Trustees in planning agendas for regular board and committee meetings; and

(f)	Perform such other duties as the Independent Trustees may determine from time to time.

3.	Review annually the Procedures and Guidelines, and recommend changes, if any, to the Trustees.

D.	Trustee Meeting Planning

The Committee shall consult with management in planning Trustee meetings and may from time to time recommend agenda items, or request presentations from particular service providers, consultants, or portfolio managers, either to the Committee or the Trustees.

E.	Other Responsibilities and Duties

The Committee shall:

1.	Review annually the compensation of the Independent Trustees and determine whether to recommend to the Trustees any change in the schedule of compensation. The Committee may also recommend that the Trustees authorize the payment of supplemental compensation to any one or more Independent Trustees in view of special responsibilities assumed, services rendered or any other appropriate factors.

2.	Authorize and oversee investigations into any matters within the Committee’s scope of responsibilities. The Committee shall be empowered to use Trust assets to retain independent counsel, consultants, and other professionals to assist in the conduct of any investigation or to advise the Committee. Janus Capital will report any use of Trust assets for such purpose quarterly to the Trustees.

3.	Lead the Trustees’ annual self-assessment process.

4.	Review this Charter at least annually and recommend changes, if any, to the Trustees.

5.	Perform any other activities consistent with this Charter, each Trust’s Declaration of Trust or Trust Instrument, by-laws, and governing law as the Committee or Trustees deem necessary or appropriate.

6.	Report its significant activities to the Trustees and make such recommendations with respect to the foregoing matters as the Committee may consider necessary or appropriate.

7.	Maintain minutes of its meetings.

Appendix 1

JANUS INVESTMENT FUND

JANUS ASPEN SERIES

(each a “Trust,” and together, the “Trusts,” and each

series of a Trust, a “Fund”)

PROCEDURES FOR CONSIDERATION OF TRUSTEE CANDIDATES SUBMITTED BY SHAREHOLDERS

(Adopted March 16, 2004; Revised July 6, 2009; Revised June 24, 2010; June  23, 2011)

The Trusts’ Nominating and Governance Committee (“Committee”) is responsible for identifying and nominating candidates for appointment as Trustees of the Trusts. Shareholders of a Fund may submit names of potential candidates for nomination as Trustee of a Trust in accordance with these Procedures.

A candidate for nomination as Trustee of a Trust submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following qualifications have been met and procedures followed:

1.    A shareholder of a Fund who wishes to nominate a candidate for election to a Trust’s Board of Trustees (“Nominating Shareholder”) must submit any such recommendation in writing via regular mail to the attention of the Secretary of the Trust, at the address of the principal executive offices of the Trust (“Shareholder Recommendation”).

2.    The Shareholder Recommendation must include: (i) the class or series and number of all shares of the Fund owned beneficially or of record by the Nominating Shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, any professional licenses, designations or certifications currently or previously held, any non-profit activities relevant to board services, experience as a director or senior officer of public or private companies, and directorships on other boards or other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an “interested person” (as such term is defined in the Investment Company Act of 1940, as amended) of the Fund, Janus Capital Management LLC, or any sub-adviser to a Fund, and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee of the Trust, if elected; (v) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made, and if none, so specify; (vi) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) such other information that would be helpful to the Committee in evaluating the candidate.

3.    The Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 2 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve as a Trustee of a Trust. If the Nominating Shareholder fails to provide such other information in writing within fourteen days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Committee is not required to consider such candidate.

Unless otherwise specified by the Committee chair (or his designee) or by outside counsel to the independent Trustees, the Secretary of the Trust (or her designee) will promptly forward all Shareholder Recommendations to the Committee chair (or his designee) and the outside counsel to the independent Trustees of the Trust, indicating whether the Shareholder Recommendation has been properly submitted pursuant to these Procedures.

Recommendations for candidates as Trustees of a Trust will be evaluated, among other things, in light of whether the number of Trustees is expected to change and whether the Trustees expect any vacancies. When the Committee is not actively recruiting new Trustees, Shareholder Recommendations will be kept on file until active recruitment is under way.

Appendix M

Principal Holders

Except as set forth below, as of December 29, 2016, the officers and Trustees as a group owned less than 1% of the outstanding shares of any other class of each of the Funds

Fund	Percentage owned by officers and Trustees as a group

*	Except as set forth below, each officer and Trustee individually owned less than 1% of each Fund:

In addition, an investment by the Adviser’s funds of funds may comprise a significant percentage of a share class or Fund. As of December 29, 2016, the percentage ownership of any person or entity owning 5% or more of the outstanding shares of any class of the Funds is listed in the table below.

Any person or entity that beneficially owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person or entity is identified as the beneficial owner of more than 25% of the voting securities of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, that person or entity may be presumed to control such Fund. A controlling shareholder’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

As of December 29, 2016,         , is deemed to control         by virtue of owning more than 25% of the outstanding shares of that Fund.

To the extent that the Adviser, an affiliate, or an individual, such as a Fund’s portfolio manager(s), owns a significant portion of the shares of any class of a Fund or a Fund as a whole, the redemption of those shares may have an adverse effect on the Fund, a share class, and/or its shareholders. The Adviser may consider the effect of redemptions on such Fund and the Fund’s other shareholders in deciding whether to redeem its shares. In certain circumstances, the Adviser’s ownership may not represent beneficial ownership. To the best knowledge of the Trust, entities other than the Adviser shown as owning more than 25% of the outstanding shares of a class of a Fund are not the beneficial owners of such shares, unless otherwise indicated.

The following chart lists each shareholder or group of shareholders who beneficially (or of record) owned more than 5% of any class of shares for the Fund as of December 29, 2016:

Fund	Class	Shareholder Name and Address	Number of Shares Owned	Percentage of Class Owned

M-1

Appendix N

Form of New Advisory Agreements

JANUS INVESTMENT FUND

PROPOSED INVESTMENT ADVISORY AGREEMENT

JANUS ADAPTIVE GLOBAL ALLOCATION FUND

JANUS BALANCED FUND

JANUS DIVERSIFIED ALTERNATIVES FUND

JANUS ENTERPRISE FUND

JANUS FLEXIBLE BOND FUND

JANUS GLOBAL ALLOCATION FUND – CONSERVATIVE

JANUS GLOBAL ALLOCATION FUND – GROWTH

JANUS GLOBAL ALLOCATION FUND – MODERATE

JANUS GLOBAL BOND FUND

JANUS GLOBAL LIFE SCIENCES FUND

JANUS GLOBAL SELECT FUND

JANUS GLOBAL TECHNOLOGY FUND

JANUS TRITON FUND

JANUS VENTURE FUND

JANUS GLOBAL UNCONSTRAINED BOND FUND

JANUS GROWTH AND INCOME FUND

JANUS HIGH-YIELD FUND

JANUS MULTI-SECTOR INCOME FUND

JANUS REAL RETURN FUND

JANUS SHORT-TERM BOND FUND

JANUS TRITON FUND

JANUS VENTURE FUND

INTECH EMERGING MARKETS MANAGED VOLATILITY FUND

INTECH GLOBAL INCOME MANAGED VOLATILITY FUND

INTECH INTERNATIONAL MANAGED VOLATILITY FUND

INTECH U.S. MANAGED VOLATILITY FUND

PERKINS INTERNATIONAL VALUE FUND

PERKINS VALUE PLUS INCOME FUND

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made this     day of     , 2017, between JANUS INVESTMENT FUND, a Massachusetts business trust (the “Trust”), and [JANUS HENDERSON CAPITAL MANAGEMENT LLC], a Delaware limited liability company (the “Adviser”).

W I T N E S S E T H:

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and has registered its shares for public offering under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the [Janus Adaptive Global Allocation Fund] [Janus Balanced Fund] [Janus Diversified Alternatives Fund] [Janus Enterprise Fund] [Janus Flexible Bond Fund] [Janus Global Allocation Fund – Conservative] [Janus Global Allocation Fund – Growth] [Janus Global Allocation Fund – Moderate] [Janus Global Bond Fund] [Janus Global Life Sciences Fund] Janus Global Select Fund] [Janus Global Technology Fund] [Janus Global Unconstrained Bond Fund] [Janus Growth and Income Fund] [Janus High-Yield Fund] [Janus Multi-Sector Income Fund] [Janus Real Return Fund] [Janus Short-Term Bond Fund] [Janus Triton Fund] [Janus Venture Fund] [INTECH Emerging Markets Managed Volatility Fund] [INTECH Global Income Managed Volatility Fund] [INTECH International Managed Volatility Fund] [INTECH U.S. Managed Volatility Fund] [Perkins International Value Fund] [Perkins Value Plus Income Fund] (the “Fund”); and

WHEREAS, the Trust and the Adviser deem it mutually advantageous that the Adviser should be appointed as investment adviser to the Fund.

NOW, THEREFORE, the parties agree as follows:

[For all Funds except Janus Diversified Alternatives Fund and Janus Global Unconstrained Bond Fund]

1.    Appointment. The Trust hereby appoints the Adviser as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

[For Janus Diversified Alternatives Fund and Janus Global Unconstrained Bond Fund]

1.    Appointment. The Trust hereby appoints the Adviser as investment adviser, commodity trading advisor, and manager, and commodity pool operator, with respect to the Fund for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.    Investment Advisory Services. The Adviser shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. The Adviser shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. The Adviser shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Amended and Restated Agreement and Declaration of Trust (“Trust Instrument”), Amended and Restated Bylaws (“Bylaws”), and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company. In addition, the Adviser shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund. [Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, the Adviser is authorized to engage one or more subadvisers in connection with the Adviser’s duties and responsibilities under this Agreement, which subadvisers may be, but are not required to be, affiliates of the Adviser.1]

3.    Other Services. The Adviser is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by other service providers, including affiliates of, independent third party service providers, or duly appointed subadvisers whether affiliated or not) the management and administration services necessary for the operation of the Fund. The Adviser is specifically authorized, on behalf of the Trust and the Fund, to conduct relations with custodians, depositories, transfer and pricing agents, administrators, fund accounting agents, subsidiaries of the Fund, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by the Adviser and/or the Trustees to be necessary or desirable. To the extent the Trust has not otherwise contracted on behalf of the Fund, the Adviser shall generally monitor and report to Fund officers the Fund’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. The Adviser shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to

[1]	With the exception of Janus Adaptive Global Allocation Fund and INTECH Emerging Markets Managed Volatility Fund, this text does not appear in each Fund’s Investment Advisory Agreement, but will be included in it to the extent that a Fund’s shareholders approve Proposal 5, the Manager of Managers Proposal, included in this Proxy Statement.

such other aspects of the business and affairs of the Fund as it shall determine to be desirable. The Adviser is also authorized, subject to review by the Trustees, to furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement, to the extent such services are not otherwise contracted by the Trust, on behalf of the Fund.

4.    Obligations of Trust. The Trust shall have the following obligations under this Agreement:

(a)	to keep the Adviser continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

(b)	to furnish the Adviser with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

(c)	to furnish the Adviser with any further materials or information which the Adviser may reasonably request to enable it to perform its function under this Agreement; and

(d)	to compensate the Adviser for its services and reimburse the Adviser for its expenses incurred hereunder in accordance with the provisions hereof.

5.    Compensation.

[For INTECH Emerging Markets Managed Volatility Fund]

The Trust shall pay to the Adviser for its services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.95% of the first $2,000,000,000 of the average daily closing net asset value of the Fund, plus 1/365 of 0.92% of the next $1,000,000,000 of the average daily closing net asset value of the Fund, plus 1/365 of 0.90% of the average daily closing net asset value of the Fund in excess of $3,000,000,000 (1/366 of 0.95% of the first $2,000,000,000 of the average daily closing net asset value of the Fund, plus 1/366 of 0.92% of the next $1,000,000,000 of the average daily closing net asset value of the Fund, plus 1/366 of 0.90% of the average daily closing net asset value of the Fund in excess of $3,000,000,000 in a leap year). The fee shall be paid monthly.

[For INTECH Global Income Managed Volatility Fund and INTECH International Managed Volatility Fund]

The Trust shall pay to the Adviser for its services pursuant to the Agreement a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.55% of the average daily closing net asset value of the Fund (1/366 of 0.55% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

[For INTECH U.S. Managed Volatility Fund]

The Trust shall pay to the Adviser for its services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.50% of the daily closing net asset value of the Fund (1/366 of 0.50% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

[For Janus Adaptive Global Allocation Fund]

The Trust shall pay to the Adviser for its services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.75% of the first $2,000,000,000 of the average daily closing net asset value of the Fund, plus 1/365 of 0.72% of the next $2,000,000,000 of the average daily closing asset value of the Fund, plus 1/365 of 0.70% of the average daily closing net asset value of the Fund in excess of $4,000,000,000 (1/366 of 0.75% of the first $2,000,000,000 of the average daily closing asset value of the

Fund, plus 1/366 of 0.72% of the next $2,000,000,000 of the average daily closing asset value of the Fund, plus 1/366 of 0.70% of the average daily closing net asset value of the Fund in excess of $4,000,000,000 in a leap year). The fee shall be paid monthly.

[For Janus Balanced Fund]

The Trust shall pay to the Adviser for its services pursuant to this Agreement a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.55% of the daily closing net asset value of the Fund (1/366 of 0.55% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

[For Janus Diversified Alternatives Fund]

The Trust shall pay to the Adviser for its services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 1.00% of the first $1,000,000,000 of the average daily closing net asset value of the Fund, plus 1/365 of 0.95% of the average daily closing net asset value of the Fund in excess of $1,000,000,000 (1/366 of 1.00% of the first $1,000,000,000 of the average daily closing asset value of the Fund, plus 1/366 of 0.95% of the average daily closing net asset value of the Fund in excess of $1,000,000,000 in a leap year). The fee shall be paid monthly.

To the extent that the Fund invests its assets in the Janus Diversified Alternatives Subsidiary, Ltd., a wholly-owned subsidiary of the Fund (“Subsidiary”), Janus Capital shall not collect advisory fees that Janus Capital would otherwise be entitled to under this Agreement in an amount equal to the fee that Janus Capital receives from the Subsidiary.

[For Janus Enterprise Fund, Janus Global Life Sciences Fund, Janus Global Select Fund, Janus Global Technology Fund, Janus Triton Fund, and Janus Venture Fund]

The Trust shall pay to the Adviser for its services pursuant to this Agreement a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.64% of the daily closing net asset value of the Fund (1/366 of 0.64% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

[For Janus Flexible Bond Fund]

The Trust shall pay to the Adviser for its services pursuant to this Agreement a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.58% of the first $300,000,000 of the daily closing net asset value of the Fund, plus 1/365 of 0.48% of the daily closing net asset value in excess of $300,000,000 (or 1/366 of the daily closing net asset value of either rate in a leap year). The fee shall be paid monthly.

[For Janus Global Allocation Fund – Conservative, Janus Global Allocation Fund – Growth, and Janus Global Allocation Fund – Moderate]

The Trust shall pay to the Adviser for its services pursuant to this Agreement a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.05% of the daily closing net asset value of the Fund (1/366 of 0.05% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

[For Janus Global Bond Fund]

The Trust shall pay to the Adviser for its services pursuant to this Agreement a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.60% of the first $1,000,000,000 of the average daily closing net asset value of the Fund, plus 1/365 of 0.55% of the next $1,000,000,000 of the average daily closing asset value of the Fund, plus 1/365 of 0.50% of the daily closing net asset value of the Fund in excess of $2,000,000,000 (1/366 of 0.60% of the first $1,000,000,000 of the average daily closing asset value of the Fund, plus 1/366 of 0.55% of the next $1,000,000,000 of the average daily closing asset value of the Fund, plus 1/366 of 0.50% of the daily closing net asset value of the Fund in excess of $2,000,000,000 in a leap year). The fee shall be paid monthly.

[For Janus Global Unconstrained Bond Fund]

The Trust shall pay to the Adviser for its services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.65% of the first $1,000,000,000 of the average daily closing net asset value of the Fund, plus 1/365 of 0.62% of the next $2,000,000,000 of the average daily closing asset value of the Fund, plus 1/365 of 0.60% of the average daily closing net asset value of the Fund in excess of $3,000,000,000 (1/366 of 0.65% of the first $1,000,000,000 of the average daily closing asset value of the Fund, plus 1/366 of 0.62% of the next $2,000,000,000 of the average daily closing asset value of the Fund, plus 1/366 of 0.60% of the average daily closing net asset value of the Fund in excess of $3,000,000,000 in a leap year). The fee shall be paid monthly.

To the extent the Fund invests its assets in the Janus Global Unconstrained Bond Subsidiary, Ltd., a wholly-owned subsidiary of the Fund (“Subsidiary”), Janus Capital shall not collect advisory fees that Janus Capital would otherwise be entitled to under this Agreement in an amount equal to the fee that Janus Capital receives from the Subsidiary.

[For Janus Growth and Income Fund and Perkins Value Plus Income Fund]

The Trust shall pay to the Adviser for its services pursuant to this Agreement a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.60% of the average daily closing net asset value of the Fund (1/366 of 0.60% of the average daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

[For Janus High-Yield Fund]

The Trust shall pay to the Adviser for its services pursuant to this Agreement a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.65% of the first $300,000,000 of the daily closing net asset value of the Fund, plus 1/365 of 0.55% of the daily closing net asset value in excess of $300,000,000 (or 1/366 of the daily closing net asset value of either rate in a leap year). The fee shall be paid monthly.

[For Janus Multi-Sector Income Fund]

The Trust shall pay to the Adviser for its services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.60% of the first $200,000,000 of the average daily closing net asset value of the Fund, plus 1/365 of 0.57% of the next $500,000,000 of the average daily closing asset value of the Fund, plus 1/365 of 0.55% of the average daily closing net asset value of the Fund in excess of $700,000,000 (1/366 of 0.60% of the first $200,000,000 of the average daily closing asset value of the Fund, plus 1/366 of 0.57% of the next $500,000,000 of the average daily closing asset value of the Fund, plus 1/366 of 0.55% of the average daily closing net asset value of the Fund in excess of $700,000,000 in a leap year). The fee shall be paid monthly.

[For Janus Real Return Fund]

The Trust shall pay to the Adviser for its advisory services pursuant to this Agreement a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.75% of the first $3,000,000,000 of the average daily closing net asset value of the Fund, plus 1/365 of 0.72% of the average daily closing net asset value of the Fund in excess of $3,000,000,000 (1/366 of 0.75% of the first $3,000,000,000 of the average daily closing asset value of the Fund, plus 1/366 of 0.72% of the average daily closing net asset value of the Fund in excess of $3,000,000,000 in a leap year). The fee shall be paid monthly.

[For Janus Short-Term Bond Fund]

The Trust shall pay to the Adviser for its services pursuant to this Agreement a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.64% of the first $300,000,000 of the daily closing net asset value of the Fund, or 1/365 of 0.54% of the daily closing net asset value of the Fund in excess of $300,000,000 (1/366 of either rate of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

[For Perkins International Value Fund]

The Trust shall pay to the Adviser for its services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.80% of the daily closing net asset value of the Fund (1/366 of 0.80% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

[For all Funds except Janus Global Allocation Fund – Conservative, Janus Global Allocation Fund – Moderate, and Janus Global Allocation Fund – Growth]

6.    Expenses Borne by the Adviser. In addition to the expenses which the Adviser may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, the Adviser shall incur and pay the following expenses relating to the Fund’s operations without reimbursement from the Fund:

(a)	Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of the Adviser, and except as otherwise provided in Section 7;

(b)	Rental of offices of the Trust; and

(c)	Fees of any subadviser engaged by the Adviser pursuant to the authority granted in Section 2 hereof.

[For Janus Global Allocation Fund – Conservative, Janus Global Allocation Fund – Moderate, and Janus Global Allocation Fund – Growth]

6.    Expenses Borne by the Adviser. In addition to the expenses which the Adviser may incur in the performance of the investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, the Adviser shall incur and pay the following expenses relating to the Fund’s operations without reimbursement from the Fund:

(a)	Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons” as defined in the 1940 Act, of the Adviser, and except as otherwise provided in Section 7; and

(b)	Rental of offices of the Trust.

[For all Funds except Janus Global Allocation Fund – Conservative, Janus Global Allocation Fund – Moderate, and Janus Global Allocation Fund – Growth]

7.    Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by the Adviser pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not “interested persons,” as defined in the 1940 Act, of the Adviser; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation (and any out-of-pocket expenses as may be agreed upon) of the Fund’s custodian, transfer agent, administrator, fund accounting agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to the Adviser or its affiliates, or other Fund service providers, for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Massachusetts; expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization.

[For Janus Global Allocation Fund – Conservative, Janus Global Allocation Fund – Moderate, and Janus Global Allocation Fund – Growth]

7.    Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by the Adviser pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not “interested persons,” as defined in the 1940 Act, of the Adviser; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation of the Fund’s custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to the Adviser or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Massachusetts; expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization.”

8.    Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to the Adviser at its principal place of business. This Agreement may be terminated by the Adviser at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name “Janus Henderson” in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if the Adviser does not continue to provide investment advice to the Fund after such termination.

9.    Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

10.    Term. This Agreement shall continue in effect until [February 1, 2018], unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

11.    Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement and, (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

12.    Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust’s expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

13.    Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

14.    Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, “the Adviser” shall include any affiliate of the Adviser performing services for the Trust contemplated hereunder and directors, officers and employees of the Adviser and such affiliates.

15.    Activities of the Adviser. The services of the Adviser to the Trust hereunder are not to be deemed to be exclusive, and the Adviser and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in the Adviser as directors, officers and shareholders of the Adviser, that directors, officers, employees and shareholders of the Adviser are or may become similarly interested in the Trust, and that the Adviser may become interested in the Trust as a shareholder or otherwise.

16.    Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment” and “interested persons” when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

17.    Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

[JANUS HENDERSON CAPITAL MANAGEMENT LLC]

By:
Name:
Title:

JANUS INVESTMENT FUND

By:
Name:
Title:

:

JANUS INVESTMENT FUND

PROPOSED INVESTMENT ADVISORY AGREEMENT

INTECH U.S. CORE FUND

JANUS ASIA EQUITY FUND

JANUS CONTRARIAN FUND

JANUS FORTY FUND

JANUS FUND

JANUS GLOBAL REAL ESTATE FUND

JANUS GLOBAL RESEARCH FUND

JANUS INTERNATIONAL EQUITY FUND

JANUS OVERSEAS FUND

JANUS RESEARCH FUND

JANUS TWENTY FUND

PERKINS GLOBAL VALUE FUND

PERKINS LARGE CAP VALUE FUND

PERKINS MID CAP VALUE FUND

PERKINS SELECT VALUE FUND

PERKINS SMALL CAP VALUE FUND

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made this     day of    , 2017, between JANUS INVESTMENT FUND, a Massachusetts business trust (the “Trust”), and [JANUS HENDERSON CAPITAL MANAGEMENT LLC], a Delaware limited liability company (the “Adviser”).

W I T N E S S E T H:

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and has registered its shares for public offering under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the [INTECH U.S. Core Fund] [Janus Asia Equity Fund] [Janus Contrarian Fund] [Janus Forty Fund] [Janus Fund] [Janus Global Real Estate Fund] [Janus Global Research Fund] [Janus International Equity Fund] [Janus Overseas Fund] [Janus Research Fund] [Janus Twenty Fund] [Perkins Global Value Fund] [Perkins Large Cap Value Fund] [Perkins Mid Cap Value Fund] [Perkins Select Value Fund] [Perkins Small Cap Value Fund] (the “Fund”); and

WHEREAS, the Trust and the Adviser deem it mutually advantageous that the Adviser should be appointed as investment adviser to the Fund.

NOW, THEREFORE, the parties agree as follows:

1.    Appointment. The Trust hereby appoints the Adviser as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.    Investment Advisory Services. The Adviser shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. The Adviser shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. The Adviser shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Amended and Restated Agreement and Declaration of Trust (“Trust Instrument”), Amended and Restated Bylaws

(“Bylaws”), and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company. In addition, the Adviser shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund. [Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, the Adviser is authorized to engage one or more subadvisers in connection with the Adviser’s duties and responsibilities under this Agreement, which subadvisers may be, but are not required to be, affiliates of the Adviser.2]

3.    Other Services. The Adviser is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by other service providers, including affiliates of, independent third party service providers, or duly appointed subadvisers whether affiliated or not) the management and administration services necessary for the operation of the Fund. The Adviser is specifically authorized, on behalf of the Trust and the Fund, to conduct relations with custodians, depositories, transfer and pricing agents, administrators, fund accounting agents, subsidiaries of the Fund, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by the Adviser and/or the Trustees to be necessary or desirable. To the extent the Trust has not otherwise contracted on behalf of the Fund, the Adviser shall generally monitor and report to Fund officers the Fund’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. The Adviser shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. The Adviser is also authorized, subject to review by the Trustees, to furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement, to the extent such services are not otherwise contracted by the Trust, on behalf of the Fund.

4.     Obligations of Trust. The Trust shall have the following obligations under this Agreement:

(a)	to keep the Adviser continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

(b)	to furnish the Adviser with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

(c)	to furnish the Adviser with any further materials or information which the Adviser may reasonably request to enable it to perform its function under this Agreement; and

(d)	to compensate the Adviser for its services and reimburse the Adviser for its expenses incurred hereunder in accordance with the provisions hereof.

[2]	This text does not appear in each Fund’s Investment Advisory Agreement, but will be included in it to the extent that a Fund’s shareholders approve Proposal 5, the Manager of Managers Proposal, included in this Proxy Statement.

5.    Compensation.

[For INTECH U.S. Core Fund]

The Trust shall pay to JCM for its services pursuant to this Agreement a monthly base fee of 1/12 of 0.50% of the average daily closing net asset value of the Fund (“Base Fee”), adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the Base Fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30, or 31 days, as the case may be.

[For Janus Asia Equity Fund]

The Trust shall pay to JCM for its services pursuant to this Agreement a monthly base fee of 1/12 of 0.92% of the average daily closing net asset value of the Fund (“Base Fee”), adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the Base Fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30, or 31 days, as the case may be.

[For Janus Contrarian Fund, Janus Forty Fund, Janus Fund, Janus Overseas Fund, Janus Research Fund, Janus Twenty Fund, Perkins Global Value Fund, Perkins Large Cap Value Fund, and Perkins Mid Cap Value Fund]

The Trust shall pay to JCM for its services pursuant to this Agreement a monthly base fee of 1/12 of 0.64% of the average daily closing net asset value of the Fund (“Base Fee”), adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the Base Fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30, or 31 days, as the case may be.

[For Janus Emerging Markets Fund]

The Trust shall pay to JCM for its services pursuant to this Agreement a monthly base fee of 1/12 of 1.00% of the average daily closing net asset value of the Fund (“Base Fee”), adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the Base Fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30, or 31 days, as the case may be.

[For Janus Global Real Estate Fund]

The Trust shall pay to JCM for its services pursuant to this Agreement a monthly base fee of 1/12 of 0.75% of the average daily closing net asset value of the Fund (“Base Fee”), adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the Base Fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30, or 31 days, as the case may be.

[For Janus Global Research Fund]

The Trust shall pay to JCM for its services pursuant to this Agreement a monthly base fee of 1/12 of 0.60% of the average daily closing net asset value of the Fund (“Base Fee”), adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the Base Fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30, or 31 days, as the case may be.

[For Janus International Equity Fund]

The Trust shall pay to JCM for its services pursuant to this Agreement a monthly base fee of 1/12 of 0.68% of the average daily closing net asset value of the Fund (“Base Fee”), adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the Base Fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30, or 31 days, as the case may be.

[For Perkins Select Value Fund]

The Trust shall pay to JCM for its services pursuant to this Agreement a monthly base fee of 1/12 of 0.70% of the average daily closing net asset value of the Fund (“Base Fee”), adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the Base Fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30, or 31 days, as the case may be.

[For Perkins Small Cap Value Fund]

The Trust shall pay to JCM for its services pursuant to this Agreement a monthly base fee of 1/12 of 0.72% of the average daily closing net asset value of the Fund (“Base Fee”), adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the Base Fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30, or 31 days, as the case may be.

6.    Expenses Borne by the Adviser. In addition to the expenses which the Adviser may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, the Adviser shall incur and pay the following expenses relating to the Fund’s operations without reimbursement from the Fund:

(a)	Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of the Adviser, and except as otherwise provided in Section 7;

(b)	Rental of offices of the Trust; and

(c)	Fees of any subadviser engaged by the Adviser pursuant to the authority granted in Section 2 hereof.

7.    Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by the Adviser pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not “interested persons,” as defined in the 1940 Act, of the Adviser; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation (and any out-of-pocket expenses as may be agreed upon) of the Fund’s custodian, transfer agent, administrator, fund accounting agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to the Adviser or its affiliates, or other Fund service providers, for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Massachusetts; expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization.

8.    Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to the Adviser at its principal place of business. This Agreement may be terminated by the Adviser at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name “Janus Henderson” in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if the Adviser does not continue to provide investment advice to the Fund after such termination.

9.    Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

10.    Term. This Agreement shall continue in effect until [February 1, 2018], unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

11.    Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement and, (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

12.    Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust’s expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

13.    Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

14.    Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, “the Adviser” shall include any affiliate of the Adviser performing services for the Trust contemplated hereunder and directors, officers and employees of the Adviser and such affiliates.

15.    Activities of the Adviser. The services of the Adviser to the Trust hereunder are not to be deemed to be exclusive, and the Adviser and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in the Adviser as directors, officers and shareholders of the Adviser, that directors, officers, employees and shareholders of the Adviser are or may become similarly interested in the Trust, and that the Adviser may become interested in the Trust as a shareholder or otherwise.

16.    Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment” and “interested persons” when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

17.    Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

[JANUS HENDERSON CAPITAL MANAGEMENT LLC]

By:
Name:
Title:

JANUS INVESTMENT FUND

By:
Name:
Title:

Schedule A

Performance Adjustment

The Base Fee shall be adjusted monthly based upon the investment performance of the [For all Funds except Janus Twenty Fund: Class A Shares (waiving the upfront sales load) (“Class”)] [For Janus Twenty Fund: Class T Shares (waiving the upfront sales load) (“Class”)] in relation to the cumulative investment record of the Fund’s benchmark, [For INTECH U.S. Core Fund and Janus Contrarian Fund: the Standard & Poor’s 500® Index] [For Janus Asia Equity Fund: the MSCI All Country Asia ex-Japan IndexSM] [For Janus Fund: the Core Growth Index (as described below)] [For Janus Forty Fund: the Russell 1000® Growth Index] [For Janus Global Real Estate Fund: the FTSE EPRA/NAREIT Global Index] [For Janus International Equity Fund: the MSCI EAFE® Index] [For Janus Overseas Fund: the MSCI All Country World ex-U.S. IndexSM] [For Janus Research Fund and Janus Twenty Fund: the Russell 1000® Growth Index] [For Janus Global Research Fund and Perkins Global Value Fund: the MSCI World IndexSM] [For Perkins Large Cap Value Fund: the Russell 1000® Value Index] [For Perkins Mid Cap Value Fund: the Russell Midcap® Value Index] [For Perkins Small Cap Value Fund: the Russell 2000® Value Index] (the “Index”), over the “Performance Period” (such adjustment being referred to herein as the “Performance Adjustment”). The “Performance Period” is defined as the 36 month period preceding the end of the month for which the fee is being calculated.

[For Perkins Select Value Fund: The Index shall be the Russell 3000 Value Index. The Trustees may, by vote of the Trustees of the Trust voting in person, including a majority of the Independent Trustees, designate an alternative appropriate index for purposes of calculating the Performance Adjustment (a “Successor Index”). For purposes of calculating the Performance Adjustment for any Performance Period that commences prior to the implementation date of a Successor Index, the index in place prior to a Successor Index (“Prior Index”) shall be used for that portion of the period preceding the implementation date of a Successor Index, and, for any Performance Period that ends after the implementation date of a Successor Index, the Successor Index shall be used for that portion of the period occurring on or after the implementation date of a Successor Index.]

[For Janus Fund: The Index consists of an equal weighting (balanced daily) of two benchmark indices, the Standard & Poor’s 500® Index (“S&P 500® Index”) and the Russell 1000® Growth Index. The Index performance for the Performance Period is calculated based on the equally weighted total returns from the S&P 500® Index (50%) and the Russell 1000® Growth Index (50%).]

[For all Funds except Janus Global Real Estate Fund and Perkins Select Value Fund:]

The Performance Adjustment shall be calculated by subtracting the investment record of the Index from the investment performance of the class. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Class and the investment record of the Index, the Fund pays the Adviser the Base Fee with no adjustment. If the difference between the investment performance of the Class and the investment record of the Index is 0.50% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of [For Janus Global Research Fund: 1/12 of 0.0125%] [For Janus Fund: 1/12 of 0.016667%] [For INTECH U.S. Core Fund, and Perkins Mid Cap Value Fund: 1/12 of 0.01875%] [For Janus Forty Fund and Janus Twenty Fund: 1/12 of 0.0088235%] [For Janus Asia Equity Fund, Janus Contrarian Fund, Janus International Equity Fund, Janus Overseas Fund and Perkins Global Value Fund: 1/12 of 0.0107143%] [For Janus Research Fund and Perkins Select Value Fund: 1/12 of 0.015%] [For Perkins Large Cap Value Fund: 1/12 of 0.02143%] [For Perkins Small Cap Value Fund: 1/12 of 0.01667%] for every full 0.50% increment by which the Class outperforms or underperforms the Index. The maximum percentage used in calculating the Performance Adjustment (positive or negative) in any month is 1/12 of 0.15%. The Performance Adjustment is applied against the Fund’s average daily net assets during the Performance Period.]

[For Janus Global Real Estate Fund: The Performance Adjustment for any month commencing in July 2010 shall be derived from the difference between: (1) the positive or negative Total Return of the Shares of the Fund over the Performance Period ending at the end of the next preceding month, less (2) the positive or negative percentage change in the benchmark index over that period (or sum of the percentage changes in the benchmark indexes if two benchmarks are used during that period). If the difference is less than a positive or negative 0.50%, the Fund shall pay the Base Fee for that month, without a Performance Adjustment. If the difference is 0.50% or more, the Fund shall pay the Base Fee plus or minus a Performance Adjustment of 1/12 of 0.01875% for each full positive or negative 0.50% of the Performance Adjustment multiplied by the average daily net assets of the Fund during the Performance Period, provided, however, that a Performance Adjustment for any month shall not exceed 1/12 of 0.15% of the average net assets during the Performance Period.]

[For Perkins Select Value Fund: The Performance Adjustment shall be calculated by subtracting the investment record of the Index or the blended investment record of a Prior Index and a Successor Index, as applicable (“Blended Index”) from the investment performance of the Fund’s Class A Shares. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Class and the investment record of the Index or Blended Index, the Fund pays the Adviser the Base Fee with no adjustment. If the difference between the investment performance of the Class and the investment record of the Index is 0.50% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of 1/12 of 0.015% for every full 0.50% increment by which the Class outperforms or underperforms the Index or Blended Index. The maximum percentage used in calculating the Performance Adjustment (positive or negative) in any month is 1/12 of 0.15%. The Performance Adjustment is applied against the Fund’s average daily net assets during the Performance Period.]

For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the relevant month for the Base Fee versus average daily net assets during the Performance Period for the Performance Adjustment). The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued daily, beginning no later than the second business day of the month, and thereafter, the amount is distributed evenly throughout the month. The investment advisory fee is paid monthly in arrears.

The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust’s Declaration of Trust, Bylaws and registration statement, each as may be amended from time to time.

[For all Funds except Janus Global Real Estate Fund:]

The investment performance of the Class will be the sum of:

(1)     the change in the Class’ net asset value (“NAV”) per share during the Performance Period; plus

(2)     the value of the Class’ cash distributions per share accumulated to the end of the Performance Period; plus

(3)     the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period; expressed as a percentage of the Class’ NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Class at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

[For Janus Global Real Estate Fund:]

The Total Return of the Shares will be the sum of:

(1)     the change in the net asset value per share of the Shares (“NAV”) during the Performance Period; plus

(2)     the value of the per share distributions accumulated on the Shares during the Performance Period; plus

(3)    the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period; expressed as a percentage of the Shares’ NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in the Shares at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

[For all Funds except Janus Fund, Janus Global Real Estate Fund, and Perkins Select Value Fund:]

The investment record of the Index will be the sum of:

(1)    the change in the level of the Index during the Performance Period; plus

(2)    the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.

[For Janus Fund:]

The investment record of the Index will be the sum of:

(1)    the change in the level of the Index during the Performance Period, which is an equal weighting of the change in the level of the underlying indices during the Performance Period; plus

(2)    the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index (50% of the S&P 500® Index and 50% of the Russell 1000® Growth Index) accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.

[For Janus Global Real Estate Fund:]

The change in the benchmark index or indexes will be the sum of:

(1) the change in the level of the index (or the blended change in the level of the indexes, as applicable) during the Performance Period; plus

(2)    the value, computed consistently with the index, of cash distributions made by companies whose securities comprise the index accumulated to the end of the Performance Period (or, as applicable, the value of cash distributions made by companies whose securities comprise the Prior Index, accumulated through June 30, 2010, plus the value of cash distributions made by companies whose securities comprise the Successor Index, accumulated on or after July 1, 2010 to the end of the Performance Period, in each computed consistently with the respective index), expressed as a percentage of the index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.

[For Perkins Select Value Fund:]

The investment record of the Index will be the sum of:

(1)    the change in the level of the Index or Blended Index during the Performance Period; plus

(2) the value, computed consistently with the Index (or each Prior Index or Successor Index, as applicable), of cash distributions made by companies whose securities comprise the applicable index accumulated to the end of the Performance Period; expressed as a percentage of the applicable index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the applicable index shall be treated as reinvested in the applicable index at least as frequently as the end of each calendar quarter following the payment of the dividend.

The Trustees have designated the Class to be used for purposes of determining the Performance Adjustment. From time to time, the Trustees may, by vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such parties, determine that a class of shares of the Fund other than the Class is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares (“Successor Class”) is substituted in calculating the Performance Adjustment, the use of that Successor Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as such Successor Class was outstanding at the beginning of such period. If the Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the class of shares previously designated.

[For Perkins Select Value Fund: Additionally, the Trustees may, by vote of a majority of the Trustees, including a majority of the Independent Trustees, implement changes to the performance fee structure where such changes do not result in a net increased compensation paid under this Agreement, subject to applicable law, and orders, exemptions and interpretations as may be issued by the SEC.]

JANUS INVESTMENT FUND

PROPOSED INVESTMENT ADVISORY AGREEMENT

JANUS GOVERNMENT MONEY MARKET FUND

JANUS MONEY MARKET FUND

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made this     day of __, 2017, between JANUS INVESTMENT FUND, a Massachusetts business trust (the “Trust”), and [JANUS HENDERSON CAPITAL MANAGEMENT LLC], a Delaware limited liability company (the “Adviser”).

W I T N E S S E T H:

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and has registered its shares for public offering under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares of the Trust; one of such funds created by the Trust being designated as [Janus Government Money Market Fund] [Janus Money Market Fund] (the “Fund”); and

WHEREAS, the Trust and the Adviser have entered into a separate agreement for the provision of administrative services; and

WHEREAS, the Trust and the Adviser deem it mutually advantageous that the Adviser should be appointed as the investment adviser to the Fund.

NOW, THEREFORE, the parties agree as follows:

1.     Investment Advisory Services. The Adviser shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets. The Adviser shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. The Adviser shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust’s Declaration of Trust, bylaws, and registration statements under the 1940 Act and the 1933 Act (as they may be supplemented from time to time and as authorized by the Trustees), to policies and directives affecting the Fund adopted by the Trustees and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company. In addition, the Adviser shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund. [Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, the Adviser is authorized to engage one or more subadvisers in connection with the Adviser’s duties and responsibilities under this Agreement, which subadvisers may be, but are not required to be, affiliates of the Adviser.3]

[3]	This text does not appear in each Fund’s Investment Advisory Agreement, but will be included in it to the extent that a Fund’s shareholders approve Proposal 5, the Manager of Managers Proposal, included in this Proxy Statement.

2.     Other Services. The Adviser is hereby authorized, subject to review by the Trustees, to furnish or arrange for such other services as the Adviser shall from time to time determine to be necessary or useful to perform the services specifically contemplated by this Agreement.

3.     Obligations of Trust. The Trust shall have the following obligations under this Agreement:

(a)	to keep the Adviser continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

(b)	to furnish the Adviser with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

(c)	to furnish the Adviser with any further materials or information which the Adviser may reasonably request to enable it to perform its functions under this Agreement; and

(d)	to compensate the Adviser for its services and reimburse the Adviser for its expenses incurred hereunder in accordance with the provisions hereof.

4.     Compensation.

[For Janus Government Money Market Fund and Janus Money Market Fund]

The Trust shall pay to the Adviser for its investment advisory services a fee, payable in arrears on the last day of each month during which or part of which this Agreement is in effect, at the rate of 1/365 of 0.20% of the aggregate closing net asset value of the shares of the Fund for each day of such month. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

5.     Expenses Borne by the Trust. The Trust shall bear all expense incidental to the operation of the Fund.

6.      Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to the Adviser at its principal place of business. This Agreement may be terminated by the Adviser at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust’s Declaration of Trust, the Trust shall cease to use the name “Janus” in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if the Adviser does not continue to provide investment advice to the Fund after such termination.

7.     Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

8.     Term. This Agreement shall continue in effect until [February 1, 2018], unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of those Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, or by the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

9.     Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (a) by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Adviser and, (b) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

10.     Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust’s Declaration of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Declaration of Trust describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

11.     Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 11, “the Adviser” shall include any affiliate of the Adviser performing services for the Trust contemplated hereunder and directors, officers and employees of the Adviser and such affiliates.

12.     Activities of the Adviser. The services of the Adviser to the Trust hereunder are not to be deemed to be exclusive, and the Adviser and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in the Adviser as directors, officers and shareholders of the Adviser, that directors, officers, employees and shareholders of the Adviser are or may become similarly interested in the Trust, and that the Adviser may become interested in the Trust as a shareholder or otherwise.

13.     Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment” and “interested persons” when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the amended date and year first above written.

[JANUS HENDERSON CAPITAL MANAGEMENT LLC]

By:
Name:
Title

JANUS INVESTMENT FUND

By:
Name:
Title:

Appendix O

Form of New INTECH Sub-Advisory Agreement

PROPOSED SUB-ADVISORY AGREEMENT

INTECH Emerging Markets Managed Volatility Fund

INTECH Global Income Managed Volatility Fund

INTECH International Managed Volatility Fund

INTECH U.S. Core Fund

INTECH U.S. Managed Volatility Fund

(a Series of Janus Investment Fund)

This SUB-ADVISORY AGREEMENT (the “Agreement”) is entered into effective as of the      day of __, 2017, by and between [JANUS HENDERSON CAPITAL MANAGEMENT LLC], a Delaware limited liability company (the “Adviser”) and INTECH INVESTMENT MANAGEMENT LLC, a Delaware limited liability company (“INTECH”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Janus Investment Fund, a Massachusetts business trust (the “Trust”) and an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), with respect to [INTECH Emerging Markets Managed Volatility Fund] [INTECH Global Income Managed Volatility Fund] [INTECH International Managed Volatility Fund] [INTECH U.S. Core Fund] [INTECH U.S. Managed Volatility Fund], a series of the Trust (the “Fund”) pursuant to which the Adviser has agreed to provide investment advisory services with respect to the Fund; and

WHEREAS, INTECH is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser desires to retain INTECH to furnish investment advisory services with respect to the Fund, and INTECH is willing to furnish such services;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    Duties of INTECH.     The Adviser hereby engages the services of INTECH as subadviser in furtherance of the Advisory Agreement. INTECH agrees to perform the following duties, subject to the oversight of the Adviser and to the overall control of the officers and the Board of Trustees (the “Trustees”) of the Trust:

(a)    INTECH shall manage the investment operations of the Fund and the composition of its investment portfolio entrusted to it hereunder, shall determine without prior consultation with the Trust or the Adviser, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, and place orders, or direct the Adviser to place orders, for the purchase or sale of such securities or other assets with brokers, dealers or others, all in conformity with the investment objectives, policies and restrictions and the other statements concerning the Fund in the Trust’s trust instrument, as amended from time to time (the “Trust Instrument”), bylaws and registration statements under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”), the Advisers Act, the rules thereunder and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to the Trust, on behalf of the Fund, as a regulated investment company;

(b)    INTECH shall cause its officers to attend meetings and furnish oral or written reports, as the Trust or the Adviser may reasonably require, in order to keep the Adviser, the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of INTECH, and the investment considerations which have given rise to those decisions;

(c)    INTECH shall maintain all books and records required to be maintained by INTECH pursuant to the 1940 Act, the Advisers Act, and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees and the Adviser with such periodic and special reports as the Trustees or the Adviser reasonably may request. INTECH hereby agrees that all records which it maintains for the Fund or the Trust are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act and the Advisers Act any records which it maintains for the Trust and which are required to be maintained under the 1940 Act and the Advisers Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust;

(d)    INTECH shall submit such reports relating to the valuation of the Fund’s assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested;

(e)    INTECH shall exercise, and/or provide the Adviser with such assistance and advice as the Adviser may reasonably request as to the manner in which to exercise, on behalf of the Fund, exercise such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund’s assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Trustees of the Trust, or, in the event that the Trust retains the right to exercise such voting and other rights, to furnish the Trust with advice as may reasonably be requested as to the manner in which such rights should be exercised;

(f)    At such times as shall be reasonably requested by the Trustees or the Adviser, INTECH shall provide the Trustees and the Adviser with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and shall make available to the Trustees and the Adviser any economic, statistical and investment services normally available to similar investment company clients of INTECH; and

(g)    INTECH will provide to the Adviser for regulatory filings and other appropriate uses materially accurate and complete information relating to INTECH as may be reasonably requested by the Adviser from time to time and, notwithstanding anything herein to the contrary, INTECH shall be liable to the Adviser for all damages, costs and expenses, including without limitation reasonable attorney’s fees (hereinafter referred to collectively as “Damages”), incurred by the Adviser as a result of any material inaccuracies or omissions in such information provided by INTECH to the Adviser, provided, however, that INTECH shall not be liable to the extent that any Damages are based upon inaccuracies or omissions made in reliance upon information furnished to INTECH by the Adviser.

2.    Further Obligations.     In all matters relating to the performance of this Agreement, INTECH shall act in conformity with the Trust’s Trust Instrument, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the “Registration Statements”) and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees and the Adviser and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. The Adviser agrees to provide to INTECH copies of the Trust’s Trust Instrument, bylaws, Registration Statement, written policies, procedures and guidelines and written instructions and directions of the Trustees and the Adviser, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective.

3.    Obligations of the Adviser.     The Adviser shall have the following obligations under this Agreement:

(a)    To keep INTECH continuously and fully informed (or cause the custodian of the Fund’s assets to keep INTECH so informed) as to the composition of the investment portfolio of the Fund and the nature of all of the Fund’s assets and liabilities from time to time;

(b)    To furnish INTECH with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund’s shareholders or to any governmental body or securities exchange;

(c)    To furnish INTECH with any further materials or information which INTECH may reasonably request to enable it to perform its function under this Agreement; and

(d)    To compensate INTECH for its services in accordance with the provisions of Section 4 hereof.

4.    Compensation.

[For INTECH Emerging Markets Managed Volatility Fund]

The Adviser shall pay to INTECH for its services under this Agreement a fee calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.475% of the first $2,000,000,000 of the average daily closing net asset value of the Fund, plus 1/365 of 0.46% of the next $1,000,000,000 of the average daily closing net asset value of the Fund, plus 1/365 of 0.45% of the average daily closing net asset value of the Fund in excess of $3,000,000,000 (1/366 of 0.475% of the first $2,000,000,000 of the average daily closing net asset value of the Fund, plus 1/366 of 0.46% of the next $1,000,000,000 of the average daily closing net asset value of the Fund, plus 1/366 of 0.45% of the average daily closing net asset value of the Fund in excess of $3,000,000,000 in a leap year), net of any reimbursement of expenses incurred, fees waived by the Adviser, or any recoupment of such reimbursement or fee reduction, each of which are shared equally between the Adviser and INTECH). Fees paid to INTECH shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

[For INTECH Global Income Managed Volatility Fund:]

The Adviser shall pay to INTECH for its services under this Agreement a fee calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.275% of the average daily closing net asset value of the Fund (1/366 of 0.275% of the average daily closing net asset value of the Fund in a leap year) (net of any reimbursement of expenses incurred, fees waived by the Adviser, or any recoupment of such reimbursement or fee reduction, each of which are shared equally between the Adviser and INTECH). Fees paid to INTECH shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

[For INTECH International Managed Volatility Fund and INTECH U.S. Managed Volatility Fund:]

The Adviser shall pay to INTECH for its services under this Agreement a fee equal to 50% of the advisory fee payable to the Adviser from the Fund. Fees paid to INTECH shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

[For INTECH U.S. Core Fund:]

The Adviser shall pay to INTECH for its services under this Agreement a fee equal to 50% of the advisory fee payable to the Adviser from the Fund (net of any performance fee adjustment). Fees paid to INTECH shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

5.    Expenses.     INTECH shall pay all its own costs and expenses incurred in rendering its service under this Agreement.

6.    Representations of INTECH.     INTECH hereby represents, warrants and covenants to the Adviser as follows:

(a)    INTECH:     (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the legal and corporate authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Adviser of the occurrence of any event that would disqualify INTECH from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against INTECH that could have a material adverse effect upon INTECH’s ability to fulfill its obligations under this Agreement.

(b)    INTECH has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, to the extent it is a separate Code of Ethics from that of the Adviser, will provide the Adviser with a copy of such code of ethics, together with evidence of its adoption and any material changes thereto. Within 45 days after the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice president of INTECH shall certify to the Adviser that INTECH has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of INTECH’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, INTECH shall permit the Adviser, its employees or its agents to examine the reports required to be made to INTECH by Rule 17j-1(c)(1) and all other records relevant to INTECH’s code of ethics.

(c)    INTECH has provided the Adviser with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission (“SEC”) and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser.

7.    Representations of the Adviser.     The Adviser hereby represents, warrants and covenants to INTECH as follows:

(a)    The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from fulfilling its obligations under this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to fulfill its obligations under this Agreement; (iv) has the legal and corporate authority to enter into and perform this Agreement; and (v) will immediately notify INTECH of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against the Adviser that could have a material adverse effect upon the Adviser’s ability to fulfill its obligations under this Agreement.

(b)    The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide INTECH with a copy of such code of ethics, together with evidence of its adoption.

(c)    The Adviser has provided INTECH with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission (“SEC”) and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to INTECH.

8.    Term.     This Agreement shall become effective as of the date first set forth above and shall continue in effect until [February 1, 2018] unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of the Trust, the Adviser or INTECH, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

9.    Termination.     This Agreement may be terminated at any time, without penalty, by the Trustees or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in any such case that 60 days’ advance written notice of termination be given to INTECH at its principal place of business. This Agreement may be terminated (i) by the Adviser or by INTECH at any time, without penalty by giving 60 days’ advance written notice of termination to the other party, or (ii) by the Adviser or the Trust without advance notice if INTECH becomes unable to discharge its duties and obligations under this Agreement. In addition, this Agreement shall terminate, without penalty, upon termination of the Advisory Agreement.

10.    Assignment.     This Agreement shall automatically terminate in the event of its assignment.

11.    Amendments.     This Agreement may be amended by the parties only in a written instrument signed by the parties to this Agreement and only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Trust or the Adviser, INTECH or their affiliates, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

12.    Limitation on Personal Liability.     All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

13.    Limitation of Liability of INTECH.     The Adviser will not seek to hold INTECH, and INTECH shall not be, liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this section, “INTECH” shall include any affiliate of INTECH performing services for the Fund contemplated hereunder and directors, officers and employees of INTECH and such affiliates.

14.    Activities of INTECH.     The services of INTECH hereunder are not to be deemed to be exclusive, and INTECH is free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of INTECH to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or a dissimilar nature. It is understood that Trustees, officers and shareholders of the Trust are or may become interested in INTECH as directors, officers and shareholders of INTECH, that directors, officers, employees and shareholders of INTECH are or may become similarly interested in the Trust, and that INTECH may become interested in the Trust as a shareholder or otherwise.

15.    Third Party Beneficiary.     The parties expressly acknowledge and agree that the Trust is a third party beneficiary of this Agreement and that the Trust shall have the full right to sue upon and enforce this Agreement in accordance with its terms as if it were a signatory hereto. Any oversight, monitoring or evaluation of the activities of INTECH by the Adviser, the Trust or the Fund shall not diminish or relieve in any way the liability of INTECH for any of its duties and responsibilities under this Agreement.

16.    Notices.     Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a) To	the Adviser at:

[Janus Henderson Capital Management LLC]

151 Detroit Street

Denver, Colorado 80206

Attention: General Counsel

Phone: (303) 333-3863

Fax: (303) 316-5728

(b) To	INTECH at:

INTECH Investment Management LLC

525 Okeechobee Blvd, Suite 1800

West Palm Beach, Florida 33401

Attention: General Counsel

Phone: (561) 775-1100

Fax: (561) 775-1150

(c) To	the Trust at:

Janus Investment Fund

151 Detroit Street

Denver, Colorado 80206

Attention: Chief Legal Counsel

Phone: (303) 333-3863

Fax: (303) 316-5728

17.    Certain Definitions.     The terms “vote of a majority of the outstanding voting securities,” “assignment,” “approved at least annually,” and “interested persons” shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the SEC under the 1940 Act and as may be then in effect.

18.    Governing Law.     This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers designated below as of the first date written above.

[JANUS HENDERSON CAPITAL MANAGEMENT LLC]

By:

Name:

Title:

INTECH INVESTMENT MANAGEMENT LLC

By:

Name:

Title:

Appendix P

Form of New Perkins Sub-Advisory Agreement

PROPOSED SUB-ADVISORY AGREEMENT

PERKINS GLOBAL VALUE FUND

PERKINS INTERNATIONAL VALUE FUND

PERKINS LARGE CAP VALUE FUND

PERKINS MID CAP VALUE FUND

PERKINS SELECT VALUE FUND

PERKINS SMALL CAP VALUE FUND

PERKINS VALUE PLUS INCOME FUND

(a Series of Janus Investment Fund)

This SUB-ADVISORY AGREEMENT (the “Agreement”) is entered into effective as of this      day of __, 2017, by and between [JANUS HENDERSON CAPITAL MANAGEMENT LLC], a Delaware limited liability company (the “Adviser”) and PERKINS INVESTMENT MANAGEMENT LLC a Delaware limited liability company (“Perkins”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Janus Investment Fund, a Massachusetts business trust (the “Trust”) and an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), with respect to [Perkins Global Value Fund] [Perkins International Value Fund] [Perkins Large Cap Value Fund] [Perkins Mid Cap Value Fund] [Perkins Select Value Fund] [Perkins Small Cap Value Fund] [Perkins Value Plus Income Fund], a series of the Trust (the “Fund”) pursuant to which the Adviser has agreed to provide investment advisory services with respect to the Fund; and

WHEREAS, Perkins is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser desires to retain Perkins to furnish investment advisory services with respect to the Fund, and Perkins is willing to furnish such services;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    Duties of Perkins.     The Adviser hereby engages the services of Perkins as subadviser in furtherance of the Advisory Agreement. Perkins agrees to perform the following duties, subject to the oversight of the Adviser and to the overall control of the officers and the Board of Trustees (the “Trustees”) of the Trust:

(a)	Perkins shall manage the investment operations of the Fund and the composition of its investment portfolio, shall determine without prior consultation with the Trust or the Adviser, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, and shall direct the Adviser with respect to the execution of trades in connection with such determinations, in conformity with the investment objectives, policies and restrictions and the other statements concerning the Fund in the Trust’s trust instrument, as amended from time to time (the “Trust Instrument”), bylaws and registration statements under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”), the Advisers Act, the rules thereunder and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to the Trust, on behalf of the Fund, as a regulated investment company;

(b)	Perkins shall cause its officers to attend meetings and furnish oral or written reports, as the Trust or the Adviser may reasonably require, in order to keep the Adviser, the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of Perkins, and the investment considerations which have given rise to those decisions;

(c)	Perkins shall maintain all books and records required to be maintained by Perkins pursuant to the 1940 Act, the Advisers Act, and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees and the Adviser with such periodic and special reports as the Trustees or the Adviser reasonably may request. Perkins hereby agrees that all records which it maintains for the Fund or the Trust are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act and the Advisers Act any records which it maintains for the Trust and which are required to be maintained under the 1940 Act and the Advisers Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust;

(d)	Perkins shall submit such reports relating to the valuation of the Fund’s assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested;

(e)	Perkins shall provide the Adviser with such assistance and advice as the Adviser may reasonably request as to the manner in which to exercise, on behalf of the Fund, such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund’s assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Trustees of the Trust, so that the Adviser may exercise such rights, or, in the event that the Trust retains the right to exercise such voting and other rights, to furnish the Trust with advice as may reasonably be requested as to the manner in which such rights should be exercised;

(f)	At such times as shall be reasonably requested by the Trustees or the Adviser, Perkins shall provide the Trustees and the Adviser with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and shall make available to the Trustees and the Adviser any economic, statistical and investment services normally available to similar investment company clients of Perkins; and

(g)	Perkins will provide to the Adviser for regulatory filings and other appropriate uses materially accurate and complete information relating to Perkins as may be reasonably requested by the Adviser from time to time and, notwithstanding anything herein to the contrary, Perkins shall be liable to the Adviser for all damages, costs and expenses, including without limitation reasonable attorney’s fees (hereinafter referred to collectively as “Damages”), incurred by the Adviser as a result of any material inaccuracies or omissions in such information provided by Perkins to the Adviser, provided, however, that Perkins shall not be liable to the extent that any Damages are based upon inaccuracies or omissions made in reliance upon information furnished to Perkins by the Adviser.

2.     Further Obligations.     In all matters relating to the performance of this Agreement, Perkins shall act in conformity with the Trust’s Trust Instrument, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the “Registration Statements”) and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees and the Adviser and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. The Adviser agrees to provide to Perkins copies of the Trust’s Trust Instrument, bylaws, Registration Statement, written policies, procedures and guidelines and written instructions and directions of the Trustees and the Adviser, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective.

3.     Obligations of the Adviser.     The Adviser shall have the following obligations under this Agreement:

(a)	To keep Perkins continuously and fully informed (or cause the custodian of the Fund’s assets to keep Perkins so informed) as to the composition of the investment portfolio of the Fund and the nature of all of the Fund’s assets and liabilities from time to time;

(b)	To furnish Perkins with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund’s shareholders or to any governmental body or securities exchange;

(c)	To furnish Perkins with any further materials or information which Perkins may reasonably request to enable it to perform its function under this Agreement; and

d)	To compensate Perkins for its services in accordance with the provisions of Section 4 hereof.

4.     Compensation.

[For Perkins Global Value Fund, Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, and Perkins Small Cap Value Fund:]

The Adviser shall pay to Perkins for its services under this Agreement a fee equal to 50% of the advisory fee payable to the Adviser from the Fund (net of any performance fee adjustment, reimbursement of expenses incurred or fees waived by the Adviser). Fees paid to Perkins shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

[For Perkins International Value Fund:]

The Adviser shall pay to Perkins for its services under this Agreement a fee calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.40% of the average daily closing net asset value of the Fund (1/366 of 0.40% of the average daily closing asset value of the Fund in a leap year) (net of reimbursement of expenses or fees waived or reimbursed by the Adviser). Fees paid to Perkins shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

[For Perkins Value Plus Income Fund:]

The Adviser shall pay to Perkins for its services under this Agreement a fee calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.15% of the average daily closing net asset value of the Fund (1/366 of 0.15% of the average daily closing net asset value of the Fund in a leap year) (net of reimbursement of advisory fees waived or reimbursed by the Adviser). Fees paid to Perkins shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

5.     Expenses.     Perkins shall pay all its own costs and expenses incurred in rendering its service under this Agreement.

6.     Representations of Perkins.     Perkins hereby represents, warrants and covenants to the Adviser as follows:

(a)	Perkins: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the legal and corporate authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Adviser of the occurrence of any event that would disqualify Perkins from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against Perkins that could have a material adverse effect upon Perkins’ ability to fulfill its obligations under this Agreement.

(b)	Perkins has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, to the extent it is a separate Code of Ethics from that of the Adviser, will provide the Adviser with a copy of such code of ethics, together with evidence of its adoption, and any material changes thereto. Within 45 days after the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice president of Perkins shall certify to the Adviser that Perkins has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of Perkins’ code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, Perkins shall permit the Adviser, its employees or its agents to examine the reports required to be made to Perkins by Rule 17j-1(c)(1) and all other records relevant to Perkins’ code of ethics.

(c)	Perkins has provided the Adviser with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission (“SEC”) and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser.

7.     Term.     This Agreement shall become effective as of the date first set forth above and shall continue in effect until [February 1, 2018], unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of the Trust, the Adviser or Perkins, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

8.     Termination.     This Agreement may be terminated at any time, without penalty, by the Trustees or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in any such case that 60 days’ advance written notice of termination be given to Perkins at its principal place of business. This Agreement may be terminated (i) by the Adviser at any time, without penalty by giving 60 days’ advance written notice of termination to Perkins; (ii) by Perkins at any time, without penalty by giving 90 days’ advance notice to the Adviser and the Trust, unless the Adviser or the Trust requests additional time to find a replacement for Perkins, in which case Perkins shall allow the additional time requested by the Adviser or the Trust not to exceed 90 days’ beyond the initial 90 days’ notice period unless otherwise agreed to by the Adviser, the Trust and Perkins; or (iii) by the Adviser or the Trust without advance notice if Perkins becomes unable to discharge its duties and obligations under this Agreement. In addition, this Agreement shall terminate, without penalty, upon the termination of the Advisory Agreement.

9.     Assignment.     This Agreement shall automatically terminate in the event of its assignment.

10.     Amendments.     This Agreement may be amended by the parties only in a written instrument signed by the parties to this Agreement and only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Trust or the Adviser, Perkins or their affiliates, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

11.     Limitation on Personal Liability.     All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

12.     Limitation of Liability of Perkins.     The Adviser will not seek to hold Perkins, and Perkins shall not be, liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this section, “Perkins” shall include any affiliate of Perkins performing services for the Fund contemplated hereunder and directors, officers and employees of Perkins and such affiliates.

13.     Activities of Perkins.     The services of Perkins hereunder are not to be deemed to be exclusive, and Perkins is free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of Perkins to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or a dissimilar nature. It is understood that Trustees, officers and shareholders of the Trust are or may become interested in Perkins as directors, officers and shareholders of Perkins, that directors, officers, employees and shareholders of Perkins are or may become similarly interested in the Trust, and that Perkins may become interested in the Trust as a shareholder or otherwise.

14.     Third Party Beneficiary.     The parties expressly acknowledge and agree that the Trust is a third party beneficiary of this Agreement and that the Trust shall have the full right to sue upon and enforce this Agreement in accordance with its terms as if it were a signatory hereto. Any oversight, monitoring or evaluation of the activities of Perkins by the Adviser, the Trust or the Fund shall not diminish or relieve in any way the liability of Perkins for any of its duties and responsibilities under this Agreement.

15.     Notices.     Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)	To the Adviser at:

[Janus Henderson Capital Management LLC]

151 Detroit Street

Denver, Colorado 80206

Attention: General Counsel

Phone: (303) 333-3863

Fax: (303) 316-5728

(b)	To Perkins at:

Perkins Investment Management LLC

311 South Wacker Drive, Suite 6000

Chicago, Illinois 60606

Attention: President

Phone: (312) 922-0355

Fax: (312) 922-0418

(c)	To the Trust at:

Janus Investment Fund

151 Detroit Street

Denver, Colorado 80206

Attention: Chief Legal Counsel

Phone: (303) 333-3863

Fax: (303) 316-5728

Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment,” “approved at least annually,” and “interested persons” shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the SEC under the 1940 Act and as may be then in effect.

16.     Governing Law.     This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers designated below as of the day and year first above written.

[JANUS HENDERSON CAPITAL MANAGEMENT LLC]

By:

Name:

Title:

PERKINS INVESTMENT MANAGEMENT LLC

By:

Name:

Title:

Appendix Q

Form of New Janus Singapore Sub-Advisory Agreement

PROPOSED SUB-ADVISORY AGREEMENT

JANUS ASIA EQUITY FUND

(a Series of Janus Investment Fund)

This SUB-ADVISORY AGREEMENT (the “Agreement”) is entered into effective as of this day of     , 2017, by and between [JANUS HENDERSON CAPITAL MANAGEMENT LLC], a Delaware limited liability company (the “Adviser”) and JANUS CAPITAL SINGAPORE PTE. LIMITED (“Janus Singapore”).

WHEREAS, The Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Janus Investment Fund, a Massachusetts business trust (the “Trust”) and an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), with respect to Janus Asia Equity Fund, a series of the Trust (the “Fund”) pursuant to which the Adviser has agreed to provide investment advisory services with respect to the Fund; and

WHEREAS, Janus Singapore is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, The Adviser desires to retain Janus Singapore to furnish investment advisory services with respect to the Fund, and Janus Singapore is willing to furnish such services;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.     Duties of Janus Singapore. The Adviser hereby engages the services of Janus Singapore as subadviser in furtherance of the Advisory Agreement. Janus Singapore agrees to perform the following duties, subject to the oversight of the Adviser and to the overall control of the officers and the Board of Trustees (the “Trustees”) of the Trust:

(a)     Janus Singapore shall manage the investment operations of the Fund and the composition of its investment portfolio, shall determine without prior consultation with the Trust or the Adviser, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, and shall direct the Adviser with respect to the execution of trades in connection with such determinations, in conformity with the investment objectives, policies and restrictions and the other statements concerning the Fund in the Trust’s trust instrument, as amended from time to time (the “Trust Instrument”), bylaws and registration statements under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”), the Advisers Act, the rules thereunder and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to the Trust, on behalf of the Fund, as a regulated investment company;

(b)     Janus Singapore shall cause its officers to attend meetings and furnish oral or written reports, as the Trust or the Adviser may reasonably require, in order to keep the Adviser, the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of Janus Singapore, and the investment considerations which have given rise to those decisions;

(c)     Janus Singapore shall maintain all books and records required to be maintained by Janus Singapore pursuant to the 1940 Act, the Advisers Act, and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees and the Adviser with such periodic and special reports as the Trustees or the Adviser reasonably may request. Janus Singapore hereby agrees that all records which it maintains for the Fund or the Trust are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act and the Advisers Act any records which it maintains for the Trust and which are required to be maintained under the 1940 Act and the Advisers Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust;

(d)     Janus Singapore shall submit such reports relating to the valuation of the Fund’s assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested;

(e)     Janus Singapore shall provide the Adviser with such assistance and advice as the Adviser may reasonably request as to the manner in which to exercise, on behalf of the Fund, such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund’s assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Trustees of the Trust, so that the Adviser may exercise such rights, or, in the event that the Trust retains the right to exercise such voting and other rights, to furnish the Trust with advice as may reasonably be requested as to the manner in which such rights should be exercised;

(f)     At such times as shall be reasonably requested by the Trustees or the Adviser, Janus Singapore shall provide the Trustees and the Adviser with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and shall make available to the Trustees and the Adviser any economic, statistical and investment services normally available to similar investment company clients of Janus Singapore; and

(g)     Janus Singapore will provide to the Adviser for regulatory filings and other appropriate uses materially accurate and complete information relating to Janus Singapore as may be reasonably requested by the Adviser from time to time and, notwithstanding anything herein to the contrary, Janus Singapore shall be liable to the Adviser for all damages, costs and expenses, including without limitation reasonable attorney’s fees (hereinafter referred to collectively as “Damages”), incurred by the Adviser as a result of any material inaccuracies or omissions in such information provided by Janus Singapore to the Adviser, provided, however, that Janus Singapore shall not be liable to the extent that any Damages are based upon inaccuracies or omissions made in reliance upon information furnished to Janus Singapore by the Adviser.

2.     Further Obligations. In all matters relating to the performance of this Agreement, Janus Singapore shall act in conformity with the Trust’s Trust Instrument, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the “Registration Statements”) and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees and the Adviser and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. The Adviser agrees to provide to Janus Singapore copies of the Trust’s Trust Instrument, bylaws, Registration Statement, written policies, procedures and guidelines and written instructions and directions of the Trustees and the Adviser, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective.

3.     Obligations of the Adviser. The Adviser shall have the following obligations under this Agreement:

(a)     To keep Janus Singapore continuously and fully informed (or cause the custodian of the Fund’s assets to keep Janus Singapore so informed) as to the composition of the investment portfolio of the Fund and the nature of all of the Fund’s assets and liabilities from time to time;

(b)     To furnish Janus Singapore with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund’s shareholders or to any governmental body or securities exchange;

(c)     To furnish Janus Singapore with any further materials or information which Janus Singapore may reasonably request to enable it to perform its function under this Agreement; and

(d)     To compensate Janus Singapore for its services in accordance with the provisions of Section 4 hereof.

4.     Compensation. The Adviser shall pay to Janus Singapore for its services under this Agreement a fee equal to 50% of the advisory fee payable to the Adviser from the Fund (net of any performance fee adjustment, reimbursement of expenses incurred or fees waived by the Adviser). Fees paid to Janus Singapore shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

5.     Expenses. Janus Singapore shall pay all its own costs and expenses incurred in rendering its service under this Agreement.

6.     Representations of Janus Singapore. Janus Singapore hereby represents, warrants and covenants to the Adviser as follows:

(a)     Janus Singapore: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the legal and corporate authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Adviser of the occurrence of any event that would disqualify Janus Singapore from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against Janus Singapore that could have a material adverse effect upon Janus Singapore’ ability to fulfill its obligations under this Agreement.

(b)     Janus Singapore has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, to the extent it is a separate Code of Ethics from that of the Adviser, will provide the Adviser with a copy of such code of ethics, together with evidence of its adoption, and any material changes thereto. Within 45 days after the end of the last calendar quarter of each year that this Agreement is in effect, a director of Janus Singapore shall certify to the Adviser that Janus Singapore has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of Janus Singapore’ code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, Janus Singapore shall permit the Adviser, its employees or its agents to examine the reports required to be made to Janus Singapore by Rule 17j-1(c)(1) and all other records relevant to Janus Singapore’ code of ethics.

(c)     Janus Singapore has provided the Adviser with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission (“SEC”) and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser.

7.     Term. This Agreement shall become effective as of the date first set forth above and shall continue in effect until [February 1, 2018], unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of the Trust, the Adviser or Janus Singapore, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

8.     Termination. This Agreement may be terminated at any time, without penalty, by the Trustees or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in any such case that 60 days’ advance written notice of termination be given to Janus Singapore at its principal place of business. This Agreement may be terminated (i) by the Adviser at any time, without penalty by giving 60 days’ advance written notice of termination to Janus Singapore; (ii) by Janus Singapore at any time, without penalty by giving 90 days’ advance notice to the Adviser and the Trust, unless the Adviser or the Trust requests additional time to find a replacement for Janus Singapore, in which case Janus Singapore shall allow the additional time requested by the Adviser or the Trust not to exceed 90 days’ beyond the initial 90 days’ notice period unless otherwise agreed to by the Adviser, the Trust and Janus Singapore; or (iii) by the Adviser or the Trust without advance notice if the Adviser Singapore becomes unable to discharge its duties and obligations under this Agreement. In addition, this Agreement shall terminate, without penalty, upon the termination of the Advisory Agreement.

9.     Assignment. This Agreement shall automatically terminate in the event of its assignment.

10. Amendments. This Agreement may be amended by the parties only in a written instrument signed by the parties to this Agreement and only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Trust or the Adviser, Janus Singapore or their affiliates, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

11.     Limitation on Personal Liability. All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

12.     Limitation of Liability of Janus Singapore. The Adviser will not seek to hold Janus Singapore, and Janus Singapore shall not be, liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this section, “Janus Singapore” shall include any affiliate of Janus Singapore performing services for the Fund contemplated hereunder and directors, officers and employees of Janus Singapore and such affiliates.

13.     Activities of Janus Singapore. The services of Janus Singapore hereunder are not to be deemed to be exclusive, and Janus Singapore is free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of Janus Singapore to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or a dissimilar nature. It is understood that Trustees, officers and shareholders of the Trust are or may become interested in Janus Singapore as directors, officers and shareholders of Janus Singapore, that directors, officers, employees and shareholders of Janus Singapore are or may become similarly interested in the Trust, and that Janus Singapore may become interested in the Trust as a shareholder or otherwise.

14.     Third Party Beneficiary. The parties expressly acknowledge and agree that the Trust is a third party beneficiary of this Agreement and that the Trust shall have the full right to sue upon and enforce this Agreement in accordance with its terms as if it were a signatory hereto. Any oversight, monitoring or evaluation of the activities of Janus Singapore by the Adviser, the Trust or the Fund shall not diminish or relieve in any way the liability of Janus Singapore for any of its duties and responsibilities under this Agreement.

15.     Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)     To the Adviser at:

[Janus Henderson Capital Management LLC]

151 Detroit Street

Denver, Colorado 80206

Attention: General Counsel

Phone: (303) 333-3863

Fax: (303) 316-5728

(b)     To Janus Singapore at:

Janus Capital Singapore Pte. Limited

8 Shenton Way

#36-02 AXA Tower

Singapore 068811

Attention: Legal Department

Phone: +65.6550.9888

Fax: +65.6511.8491

(c)     To the Trust at:

Janus Investment Fund

151 Detroit Street

Denver, Colorado 80206

Attention: Chief Legal Counsel

Phone: (303) 333-3863

Fax: (303) 316-5728

16.     Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment,” “approved at least annually,” and “interested persons” shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the SEC under the 1940 Act and as may be then in effect.

17.     Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers designated below as of the day and year first above written.

[JANUS HENDERSON CAPITAL MANAGEMENT LLC]

By:
Name:
Title:

JANUS CAPITAL SINGAPORE PTE. LIMITED

By:
Name:
Title:

Appendix R

Form of HIML Sub-Advisory Agreement

SUB-ADVISORY AGREEMENT

[JANUS HENDERSON ASIA EQUITY FUND]

[JANUS HENDERSON EMERGING MARKETS FUND]

[JANUS HENDERSON GLOBAL REAL ESTATE FUND]

(a Series of Janus Investment Fund)

This SUB-ADVISORY AGREEMENT (the “Agreement”) is entered into effective as of this day of     , 2017, by and between JANUS HENDERSON CAPITAL MANAGEMENT LLC, a Delaware limited liability company (the “Adviser”) and HENDERSON INVESTMENT MANAGEMENT LIMITED (“HIML”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Janus Investment Fund, a Massachusetts business trust (the “Trust”) and an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), with respect to [Janus Henderson Asia Equity Fund] [Janus Henderson Emerging Markets Fund] [Janus Henderson Global Real Estate Fund], a series of the Trust (the “Fund”) pursuant to which the Adviser has agreed to provide investment advisory services with respect to the Fund; and

WHEREAS, HIML is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser desires to retain HIML to furnish investment advisory services with respect to the Fund, and HIML is willing to furnish such services;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.     Duties of HIML. The Adviser hereby engages the services of HIML as subadviser in furtherance of the Advisory Agreement. HIML agrees to perform the following duties, subject to the oversight of the Adviser and to the overall control of the officers and the Board of Trustees (the “Trustees”) of the Trust:

(a)     HIML shall manage the investment operations of the Fund and the composition of its investment portfolio, shall determine without prior consultation with the Trust or the Adviser, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, and place orders, or direct the Adviser to place orders, for the purchase or sale of such securities or other assets with brokers, dealers or others, all in conformity with the investment objectives, policies and restrictions and the other statements concerning the Fund in the Trust’s trust instrument, as amended from time to time (the “Trust Instrument”), bylaws and registration statements under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”), the Advisers Act, the rules thereunder and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to the Trust, on behalf of the Fund, as a regulated investment company;

(b)     HIML shall cause its officers and employees to attend meetings and furnish oral or written reports, as the Trust or the Adviser may reasonably require, in order to keep the Adviser, the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of HIML, and the investment considerations which have given rise to those decisions;

(c)     HIML shall maintain all books and records required to be maintained by HIML pursuant to the 1940 Act, the Advisers Act, and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees and the Adviser with such periodic and special reports as the Trustees or the Adviser reasonably may request. HIML hereby agrees that all records which it maintains for the Fund or the Trust are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act and the Advisers Act any records which it maintains for the Trust and which are required to be maintained under the 1940 Act and the Advisers Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust;

(d)     HIML shall submit such reports relating to the valuation of the Fund’s assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested;

(e)     HIML shall exercise, and/or provide the Adviser with such assistance and advice as the Adviser may reasonably request as to the manner in which to exercise, on behalf of the Fund, such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund’s assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Trustees of the Trust, so that the Adviser may exercise such rights if not otherwise exercised by HIML, or, in the event that the Trust retains the right to exercise such voting and other rights, to furnish the Trust with advice as may reasonably be requested as to the manner in which such rights should be exercised;

(f)     At such times as shall be reasonably requested by the Trustees or the Adviser, HIML shall provide the Trustees and the Adviser with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and shall make available to the Trustees and the Adviser any economic, statistical and investment services normally available to similar investment company clients of HIML; and

(g)     HIML will provide to the Adviser for regulatory filings and other appropriate uses materially accurate and complete information relating to HIML as may be reasonably requested by the Adviser from time to time and, notwithstanding anything herein to the contrary, HIML shall be liable to the Adviser for all damages, costs and expenses, including without limitation reasonable attorney’s fees (hereinafter referred to collectively as “Damages”), incurred by the Adviser as a result of any material inaccuracies or omissions in such information provided by HIML to the Adviser, provided, however, that HIML shall not be liable to the extent that any Damages are based upon inaccuracies or omissions made in reliance upon information furnished to HIML by the Adviser.

(h)     Notwithstanding anything to the contrary herein, the Sub-Adviser shall not be required to render any legal advice or initiate litigation with respect to portfolio assets, including, but not limited to, class action and bankruptcy claims, provided that the Sub-Adviser shall render investment advice regarding such matters should such matters arise.

2.     Further Obligations. In all matters relating to the performance of this Agreement, HIML shall act in conformity with the Trust’s Trust Instrument, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the “Registration Statements”) and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees and the Adviser and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. The Adviser agrees to provide to HIML copies of the Trust’s Trust Instrument, bylaws, Registration Statement, written policies, procedures and guidelines and written instructions and directions of the Trustees and the Adviser, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective.

3.     Obligations of the Adviser. The Adviser shall have the following obligations under this Agreement:

(a)     To keep HIML continuously and fully informed (or cause the custodian of the Fund’s assets to keep HIML so informed) as to the composition of the investment portfolio of the Fund and the nature of all of the Fund’s assets and liabilities from time to time;

(b)     To furnish HIML with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund’s shareholders or to any governmental body or securities exchange;

(c)     To furnish HIML with any further materials or information which HIML may reasonably request to enable it to perform its function under this Agreement; and

(d)     To compensate HIML for its services in accordance with the provisions of Section 4 hereof.

4.     Compensation.

[For Janus Henderson Asia Equity Fund]

The Adviser shall pay to HIML for its services under this Agreement a fee equal to [    ]% of the advisory fee payable to the Adviser from the Fund (net of any performance fee adjustment, reimbursement of expenses incurred or fees waived by the Adviser). Fees paid to HIML shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

[For Janus Henderson Global Real Estate Fund]

The Adviser shall pay to HIML for its services under this Agreement a fee equal to [    ]% of the advisory fee payable to the Adviser from the Fund (net of any performance fee adjustment, reimbursement of expenses incurred or fees waived by the Adviser). Fees paid to HIML shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

5.     Expenses. HIML shall pay all its own costs and expenses incurred in rendering its service under this Agreement.

6.     Representations of HIML. HIML hereby represents, warrants and covenants to the Adviser as follows:

(a)     HIML: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the legal and corporate authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Adviser of the occurrence of any event that would disqualify HIML from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against HIML that could have a material adverse effect upon HIML’s ability to fulfill its obligations under this Agreement.

(b)     HIML has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, to the extent it is a separate Code of Ethics from that of the Adviser, will provide the Adviser with a copy of such code of ethics, together with evidence of its adoption, and any material changes thereto. Within 45 days after the end of the last calendar quarter of each year that this Agreement is in effect, the chief compliance officer or a director of HIML shall certify to the Adviser that HIML has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation HIML’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, HIML shall permit the Adviser, its employees or its agents to examine the reports required to be made to HIML by Rule 17j-1(c)(1) and all other records relevant to HIML’s code of ethics.

(c)     HIML has provided the Adviser with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission (“SEC”) and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser.

7.     Representations of the Adviser. The Adviser hereby represents, warrants and covenants to HIML as follows:

(a)     The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from fulfilling its obligations under this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to fulfill its obligations under this Agreement; (iv) has the legal and corporate authority to enter into and perform this Agreement; and (v) will immediately notify HIML of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against the Adviser that could have a material adverse effect upon the Adviser’s ability to fulfill its obligations under this Agreement.

(b)     The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide HIML with a copy of such code of ethics, together with evidence of its adoption.

(c)     The Adviser has provided HIML with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to HIML.

8.     Term. This Agreement shall become effective as of the date first set forth above and shall continue in effect until February 1, 2018, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of the Trust, the Adviser or HIML, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

9.     Termination. This Agreement may be terminated at any time, without penalty, by the Trustees or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in any such case that 60 days’ advance written notice of termination be given to HIML at its principal place of business. This Agreement may be terminated (i) by the Adviser at any time, without penalty by giving 60 days’ advance written notice of termination to HIML; (ii) by HIML at any time, without penalty by giving 90 days’ advance notice to the Adviser and the Trust, unless the Adviser or the Trust requests additional time to find a replacement for HIML, in which case HIML shall allow the additional time requested by the Adviser or the Trust not to exceed 90 days’ beyond the initial 90 days’ notice period unless otherwise agreed to by the Adviser, the Trust and HIML; or (iii) by the Adviser or the Trust without advance notice if HIML becomes unable to discharge its duties and obligations under this Agreement. In addition, this Agreement shall terminate, without penalty, upon the termination of the Advisory Agreement.

10.     Assignment. This Agreement shall automatically terminate in the event of its assignment.

11.     Amendments. This Agreement may be amended by the parties only in a written instrument signed by the parties to this Agreement and only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Trust or the Adviser, HIML or their affiliates, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

12.     Limitation on Personal Liability. All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

13.     Limitation of Liability of HIML. The Adviser will not seek to hold HIML, and HIML shall not be, liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this section, “HIML” shall include any affiliate of HIML performing services for the Fund contemplated hereunder and directors, officers and employees of HIML and such affiliates.

14.     Activities of HIML. The services of HIML hereunder are not to be deemed to be exclusive, and HIML is free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of HIML to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or a dissimilar nature. It is understood that Trustees, officers and shareholders of the Trust are or may become interested in HIML as directors, officers and shareholders of HIML, that directors, officers, employees and shareholders of HIML are or may become similarly interested in the Trust, and that HIML may become interested in the Trust as a shareholder or otherwise.

15.     Third Party Beneficiary. The parties expressly acknowledge and agree that the Trust is a third party beneficiary of this Agreement and that the Trust shall have the full right to sue upon and enforce this Agreement in accordance with its terms as if it were a signatory hereto. Any oversight, monitoring or evaluation of the activities of HIML by the Adviser, the Trust or the Fund shall not diminish or relieve in any way the liability of HIML for any of its duties and responsibilities under this Agreement.

16.     Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)     To the Adviser at:

Janus Henderson Capital Management LLC

151 Detroit Street

Denver, Colorado 80206

Attention: General Counsel

Phone: (303) 394-6459

Fax: (303) 316-5728

(b)     To HIML at:

(c)     To the Trust at:

Janus Investment Fund

151 Detroit Street

Denver, Colorado 80206

Attention: Chief Legal Counsel

Phone: (303) 394-6459

Fax: (303) 316-5728

17.     Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment,” “approved at least annually,” and “interested persons” shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the SEC under the 1940 Act and as may be then in effect.

18.     Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers designated below as of the day and year first above written.

HENDERSON INVESTMENT MANAGEMENT LIMITED

By:
Name:
Title:

JANUS HENDERSON CAPITAL MANAGEMENT LLC

By:
Name:
Title:

JOINT SPECIAL JANUS MEETING INVESTMENT OF SHAREHOLDERS FUND TO BE HELD ON APRIL 6, 2017
This Proxy is solicited on behalf of the Trustees of Janus Investment Fund. The undersigned, revoking any previous proxies, hereby appoints Bruce Koepfgen, Kathryn Santoro, and Jesper Nergaard or any of them, as attorneys and proxies, with full power of substitution to each, to vote the shares which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders (the “Meeting”) of Janus Investment Fund (the “Trust,” each separate series thereof, a “Fund”), to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado, 80206 on April 6, 2017 at [●] a.m. Mountain Time and at any adjournment(s) or postponement(s) of such Meeting. As to any other matter that properly comes before the Meeting or any adjournment(s) or postponement(s) thereof, the persons appointed above may vote in accordance with their best judgment.
Receipt of the Notice of a Joint Special Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares of Janus Investment Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.
REGARDING THE IMPORTANT AVAILABLITY NOTICE OF PROXY MATERIALS for the The Joint Proxy Special Statement Meeting for of this Shareholders meeting is available on April 6, at: 2017 . https://www.proxy-direct.com/jif-28315 VOTE ON THE INTERNET Log on to: www or scan .proxy the -direct QR code .com Follow theavailable on-screen 24 hours instructions Call VOTE 1-800 BY- 337 PHONE -3503 Follow the recorded instructions available 24 hours
JIF_28315_122016
FUNDS FUNDS FUNDS
Fundname Drop-In 1 Fundname Drop-In 2 Fundname Drop-In 3 Fundname Drop-In 4 Fundname Drop-In 5 Fundname Drop-In 6 Fundname Drop-In 7 Fundname Drop-In 8 Fundname Drop-In 9 Fundname Drop-In 10 Fundname Drop-In 11 Fundname Drop-In 12 Fundname Drop-In 13 Fundname Drop-In 14 Fundname Drop-In 15 Fundname Drop-In 16 Fundname Drop-In 17 Fundname Drop-In 18 Fundname Drop-In 19 Fundname Drop-In 20
THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The Board of Trustees recommends that you vote FOR the following Proposal(s):
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X
+
A Proposals
1 . To approve a new investment advisory agreement between the Trust, on behalf of your Fund, and Janus Capital Management LLC (“Janus Capital” or the “Adviser”).
FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN
01 Fundname Drop-In 1 ? ? ? 02 Fundname Drop-In 2 ? ? ?
03 Fundname Drop-In 3 ? ? ? 04 Fundname Drop-In 4 ? ? ?
05 Fundname Drop-In 5 ? ? ? 06 Fundname Drop-In 6 ? ? ?
07 Fundname Drop-In 7 ? ? ? 08 Fundname Drop-In 8 ? ? ?
09 Fundname Drop-In 9 ? ? ? 10 Fundname Drop-In 10 ? ? ?
11 Fundname Drop-In 11 ? ? ? 12 Fundname Drop-In 12 ? ? ?
13 Fundname Drop-In 13 ? ? ? 14 Fundname Drop-In 14 ? ? ?
15 Fundname Drop-In 15 ? ? ? 16 Fundname Drop-In 16 ? ? ?
17 Fundname Drop-In 17 ? ? ? 18 Fundname Drop-In 18 ? ? ?
19 Fundname Drop-In 19 ? ? ? 20 Fundname Drop-In 20 ? ? ? +

To approve a new sub-advisory agreement between the Adviser and your Fund’s current Sub-Adviser as follows: + 2A. To approve a new sub-advisory agreement between the Adviser and INTECH Investment Management LLC (“INTECH”).
FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN
01 Fundname Drop-In 1 02 Fundname Drop-In 2
03 Fundname Drop-In 3 04 Fundname Drop-In 4 2B. To approve a new sub-advisory agreement between the Adviser and Perkins Investment Management LLC (“Perkins”).
FOR AGAINSTABSTAIN FOR AGAINST ABSTAIN
01 Fundname Drop-In 1 02 Fundname Drop-In 2
03 Fundname Drop-In 3 04 Fundname Drop-In 4
05 Fundname Drop-In 5 06 Fundname Drop-In 6
07 Fundname Drop-In 7
2C. To approve a new sub-advisory agreement between the Adviser and Janus Capital Singapore Pte. Limited (“Janus Singapore”).
FOR AGAINST ABSTAIN
01 Fundname Drop-In 1
3. To approve a sub-advisory agreement between the Adviser and Henderson Investment Management Limited (“HIML”).
FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN
01 Fundname Drop-In 1 02 Fundname Drop-In 2
4. To elect an additional Trustee to the Board of Trustees of the Trust.
01. Diane L. Wallace
FOR WITHHOLD FOR WITHHOLD
01 Fundname Drop-In 1 02 Fundname Drop-In 2
03 Fundname Drop-In 3 04 Fundname Drop-In 4
05 Fundname Drop-In 5 06 Fundname Drop-In 6
07 Fundname Drop-In 7 08 Fundname Drop-In 8
09 Fundname Drop-In 9 10 Fundname Drop-In 10
11 Fundname Drop-In 11 12 Fundname Drop-In 12
13 Fundname Drop-In 13 14 Fundname Drop-In 14
15 Fundname Drop-In 15 16 Fundname Drop-In 16
17 Fundname Drop-In 17 18 Fundname Drop-In 18
19 Fundname Drop-In 19 20 Fundname Drop-In 20
5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers approval (the “Manager and unaffiliated of Managers sub-advisers, Proposal”) with . the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder
FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN
01 Fundname Drop-In 1 02 Fundname Drop-In 2
03 Fundname Drop-In 3 04 Fundname Drop-In 4
05 Fundname Drop-In 5 06 Fundname Drop-In 6
07 Fundname Drop-In 7 08 Fundname Drop-In 8
09 Fundname Drop-In 9 10 Fundname Drop-In 10
11 Fundname Drop-In 11 12 Fundname Drop-In 12
13 Fundname Drop-In 13 14 Fundname Drop-In 14
15 Fundname Drop-In 15 16 Fundname Drop-In 16
17 Fundname Drop-In 17 18 Fundname Drop-In 18
19 Fundname Drop-In 19 20 Fundname Drop-In 20
B Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below
Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box
/ /
608999900109999999999 xxxxxxxxxxxxxx JIF 28315 M xxxxxxxx +